TOM E. ROESSER             3241-0
KATHERINE G. LEONARD       5576-0
CARLSMITH BALL LLP
Pacific Tower, Suite 2200
1001 Bishop Street
Honolulu, Hawaii 96813
Tel No. 808.523.2500
Fax No. 808.523.0842
troesser@carlsmith.com; kleonard@carlsmith.com

BRUCE BENNETT (Admitted Pro Hac Vice)
SIDNEY P. LEVINSON (Admitted Pro Hac Vice)
JOSHUA D. MORSE (Admitted Pro Hac Vice)
JOHN L. JONES, II (Admitted Pro Hac Vice)
HENNIGAN, BENNETT & DORMAN LLP
601 South Figueroa Street, Suite 3300
Los Angeles, California 90017
Tel. No. 213.694.1200
Fax No. 213.694.1234
bennettb@hbdlawyers.com; levinsons@hbdlawyers.com
morsej@hbdlawyers.com; jonesj@hbdlawyers.com

Counsel for Joshua Gotbaum
Chapter 11 Trustee for Hawaiian Airlines, Inc.

                     IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF HAWAII

In re                                                CASE NO. 03-00817
                                                     (Chapter 11)
HAWAIIAN AIRLINES, INC., a
Hawaii corporation,

                  Debtor.


                           HAWAIIAN AIRLINES, INC.,
                    MONTHLY OPERATING REPORT FOR THE PERIOD
                      APRIL 1, 2004 THROUGH APRIL 30,2004

                  Joshua Gotbaum, the Chapter 11 Trustee (the "Trustee") of Hawaiian Airlines, Inc., the Debtor in the above-captioned bankruptcy case (the "Debtor") by and through his undersigned counsel, hereby submits the Monthly Operating Report, pursuant to the United States Trustee's Operating and Reporting Requirements for Chapter 11 Cases, (the "Report"). Copies of the Report have been delivered to the Office of the United States Trustee and to counsel for the Creditors' Committee.
                  The undersigned counsel certifies that counsel has reviewed the monthly operating report and that it has been prepared in compliance with
L. R. 2015-7.

                  DATED: Honolulu, Hawaii, May 20, 2004.




                                  /s/ Tom E. Roesser
                                  CARLSMITH BALL LLP
                                  TOM E. ROESSER
                                  KATHERINE G. LEONARD

                                  HENNIGAN, BENNETT & DORMAN LLP
                                  BRUCE BENNETT
                                  SIDNEY P. LEVINSON
                                  JOSHUA D. MORSE
                                  JOHN L. JONES, II

                                  Counsel for JOSHUA GOTBAUM,
                                  CHAPTER 11 TRUSTEE FOR HAWAIIAN
                                  AIRLINES, INC.



                                      2.

                            HAWAIIAN AIRLINES, INC.



                                  APRIL 2004



                             FINANCIAL INFORMATION



5/20/04

                            HAWAIIAN AIRLINES, INC.
                 Condensed Statement of Operations (Unaudited)


                                                       ONE MONTH ENDED           FOUR MONTHS ENDED
(Actual amounts in thousands)
                                                          April 30,                  April 30,
                                                       ----------------          --------------
                                                            2004                       2004
                                                       ----------------          --------------
Operating Revenues:
    Passenger ......................................    $     58,275                 222,691
    Charter ........................................             304                   2,206
    Cargo ..........................................           2,528                   9,779
    Other ..........................................           3,415                  12,867
                                                       ----------------          --------------
      Total ........................................          64,522                 247,543
                                                       ----------------          --------------

Operating Expenses:
    Wages and benefits .............................          18,467                  74,975
    Aircraft fuel, including taxes and oil .........          10,260                  38,399
    Maintenance materials and repairs ..............           4,647                  16,075
    Aircraft rent ..................................           8,881                  35,514
    Other rental and landing fees ..................           2,016                   7,969
    Sales commissions ..............................             344                   1,264
    Depreciation and amortization ..................             602                   2,396
    Other ..........................................          12,240                  46,444
                                                       ----------------          --------------
      Total ........................................          57,457                 223,036
                                                       ----------------          --------------

Operating Income (Loss) ............................           7,065                  24,507
                                                       ----------------          --------------

Nonoperating Income (Expense):
    Reorganization items, net ......................          (1,358)                 (5,112)
    Interest and amortization of debt expense ......             (21)                    (70)
    Gain (loss) on disposition of equipment ........             (19)                    (36)
    Other, net .....................................              85                     148
                                                       ----------------          --------------
      Total ........................................          (1,313)                 (5,070)
                                                       ----------------          --------------
Income (Loss) Before Taxes .........................           5,752                  19,437

Income Taxes:
    Income tax expense .............................          (3,323)                 (8,797)
                                                       ----------------          --------------

Net Income (Loss) ..................................           2,429                  10,640
                                                       ================          ==============

                           HAWAIIAN AIRLINES, INC.
                       Condensed Balance Sheet (Unaudited)



(Actual amounts in thousands)                                       April 30,
                                                                       2004
                                                                ---------------
ASSETS
Current Assets:
    Cash and cash equivalents...............................  $       104,511
    Restricted cash ........................................           75,741
    Accounts receivable ....................................           42,509
    Inventories ............................................           15,184
    Prepaid expenses and other                                         17,347
                                                                ---------------
      Total current assets .................................          255,292
                                                                ---------------

Noncurrent Assets:
    Property and equipment, less accumulated depreciation...           45,914
    Reorganization value in excess of identifiable assets...           28,320
    Other assets ...........................................           50,676
                                                                ---------------
      Total noncurrent assets                                         124,910
                                                                ---------------

      Total Assets .........................................   $      380,202
                                                                ===============

LIABILITY AND SHAREHOLDERS'DEFICIT
    Current Liabilities:
    Accounts payable .......................................   $       56,587
    Accrued liabilities ....................................           52,835
    Air traffic liability ..................................          142,111
                                                                ---------------
      Total current liabilities.............................          251,533
                                                                ---------------

Noncurrent Liabilities:
    Other liabilities and deferred credits..................          193,036
                                                                ---------------
      Total noncurrent liabilities..........................          193,036
                                                                ---------------

      Total Liabilities ....................................          444,569
                                                                ---------------

Liabilities Subject to Compromise...........................          134,013
                                                                ---------------

Shareholders' Deficit:
    Common and special preferred stock......................              285
    Capital in excess of par value..........................           60,077
    Notes receivable from optionholders.....................           (1,349)
    Minimum pension liability adjustment....................         (112,255)
    Accumulated deficit ....................................         (145,138)
                                                                ---------------
      Shareholders' Deficit                                          (198,380)
                                                                ---------------

        Total Liabilities and Shareholders' Deficit.........  $       380,202
                                                                ===============

              HAWAIIAN AIRLINES, INC. Condensed Statement of Cash
                               Flows (Unaudited)
(Actual amounts in thousands)

                                                                            ONE MONTH                 FOUR
                                                                              ENDED               MONTHS ENDED
                                                                             APRIL 30,               APRIL 30,
                                                                               2004                    2004
                                                                           ------------           ------------
Cash Flows From Operating Activities:
    Net Income.....................................................            2,429                   10,640
    Adjustments to reconcile net income to net cash provided
    by operating activities before reorganization activities:
      Reorganization items, net ...................................            1,358                    5,112
      Depreciation ................................................              568                    2,219
      Amortization ................................................               34                      177
      Net periodic postretirement benefit cost                                   374                    1,496
      Loss on disposition of property and equipment                               19                       36
      Increase in restricted cash .................................           (2,758)                 (22,975)
      Decrease (increase) in accounts receivable                                 221                   (5,607)
      Increase in inventory .......................................           (8,505)                  (5,632)
      Decrease in prepaid expenses and other                                     230                    3,327
      Increase in accounts payable ................................            1,071                    2,434
      Increase in air traffic liability ...........................           10,011                   41,938
      Decrease in accrued liabilities .............................           (4,838)                  (4,752)
      Other, net ..................................................             (259)                  (3,700)
                                                                           ------------           ------------
         Net cash provided by (used in) operating activities
         before reorganization activities..........................              (45)                  24,713
                                                                           ------------           ------------

    Reorganization activities:
         Professional fees paid....................................           (1,409)                  (5,804)
         Interest on accumulated cash balances                                    51                      383
                                                                           ------------           ------------
             Net cash used by reorganization activities                       (1,358)                  (5,421)
                                                                           ------------           ------------
             Net cash provided by (used in) operating activities              (1,403)                  19,292
                                                                           ------------           ------------
Cash Flows From Investing Activities:
    Purchases of property and equipment ...........................              (84)                  (2,355)
                                                                           ------------           ------------
             Net cash used in investing activities ................              (84)                  (2,355)
                                                                           ------------           ------------
Cash Flows From Financing Activities:
    Proceeds from optionholders; notes receivable .................                -                      211
    Repayment of debt .............................................               (3)                     (12)
    Principal payments under capital lease obligation .............              (87)                    (353)
                                                                           ------------           ------------
             Net cash used in financing activities ................              (90)                    (154)
                                                                           ------------           ------------
             Net increase (decrease) in cash and cash equivalents .           (1,577)                  16,783
                                                                           ------------           ------------
Cash and Cash Equivalents - Beginning of Period ...................          106,088                   87,728
                                                                           ------------           ------------
Cash and Cash Equivalents - End of Period .........................        $ 104,511               $  104,511
                                                                           ============           ============

                        HAWAIIAN AIRLINES, INC. Traffic
                      Statistics (Scheduled and Charter)



(Unaudited)

SCHEDULED TOTAL                                                        April
                                                                        2004
                     PAX                                            464,525
                     RPMS                                       494,226,612
                     ASMS                                       584,419,097
                     LF                                                84.6%
CHARTER
                     PAX                                              1,932
                     RPMS                                         5,365,164
                     ASMS                                         5,809,484
                     LF                                                92.4%
SYSTEM TOTAL (INCLUDES CHARTERS)

       REV PAX                                                      466,457
       RPMS (000)                                                   499,592
       ASMS (000)                                                   590,229
       CARGO/MAIL TON MI                                          6,955,421
       LOAD FACTOR (%)                                                84.6%


HAWAIIAN AIRLINES
"UNAUDITED" ACCOUNTS RECEIVABLES SUMMARY
FOR THE MONTH ENDING APRIL 30, 2004

--------------------------------------------------------------------------------------------------------------------------------
                                                                                           TOTAL
   CATEGORY                    G/L ACCT      ACCOUNT TYPE                                   DUE                   CURRENT
--------------------------------------------------------------------------------------------------------------------------------
PASSENGER & FREIGHT           12720001 04    FEDERAL GOVERNMENT           (1)            235,801.15                 9,916.83
                              12740001 01    COMMERCIAL                   (2)          6,005,984.45             5,287,509.16
                              12740005       FREIGHT COLLECTS                            141,564.55               141,564.55
                              12740007       UATP RECEIVABLE                             370,283.86               372,234.15
                              12740008 05    STATE GOVERNMENT             (3)            400,123.23               344,048.16
                              12740009 49    AGENCY ACCOUNTS*             (4)          8,880,357.33             2,491,028.63
                              12740010 10    HAWAIIANMILES                             3,968,052.05             3,611,801.83
                              12740013       AGENCY AREA SETTLEMENT       (5)          4,946,649.22             4,946,649.22
                              12740015 02    HAL CREDIT CARDS             (6)                830.46                   (86.60)
                              12740026 26    CREDIT CARD COMPANIES*       (7)          5,588,249.26             5,588,249.26
                                                                                  -------------------------------------------
                                                                                      30,537,895.56            22,792,915.19
                                                                                  ===========================================
INTERLINE                                                                 (8)          5,660,804.79             4,750,595.79
                                                                                  ===========================================
MAIL                                                                      (9)            115,480.01               115,480.01
                                                                                  ===========================================
GROUND & IN-FLIGHT SERVICES                                              (10)            900,380.34               (71,079.34)
                                                                                  ===========================================
OTHER AIR                                                                (11)          4,818,060.92             4,718,139.41
                                                                                  ===========================================
OTHER ASSETS                                                             (12)          2,276,902.95             1,137,638.55
                                                                                  ===========================================
                              A/R SUBTOTAL                                            44,309,524.57            33,443,689.61

                              LESS: RESERVE                                           (1,799,965.91)                    0.00
                                                                                  -------------------------------------------
                              TOTAL ACCOUNTS RECEIVABLES                              42,509,558.66            33,443,689.61
                                                                                  ===========================================
                              PERCENTAGES                                                      100%                  78.670%
                                                                                  ===========================================
--------------------------------------------------------------------------------------------------------------------------------
                                                                        OVER 30               OVER 60             OVER 90
   CATEGORY                    G/L ACCT      ACCOUNT TYPE                 DAYS                 DAYS                DAYS
--------------------------------------------------------------------------------------------------------------------------------
PASSENGER & FREIGHT           12720001 04    FEDERAL GOVERNMENT           100.60             1,981.80            223,801.92
                              12740001 01    COMMERCIAL               652,897.10            54,296.15             11,282.04
                              12740005       FREIGHT COLLECTS               0.00                 0.00                  0.00
                              12740007       UATP RECEIVABLE           78,876.60           (81,123.27)               296.38
                              12740008 05    STATE GOVERNMENT          26,518.86             6,167.36             23,388.85
                              12740009 49    AGENCY ACCOUNTS*         984,751.79           294,686.22          5,109,890.69
                              12740010 10    HAWAIIANMILES            329,305.30                 0.00             26,944.92
                              12740013       AGENCY AREA SETTLEMENT         0.00                 0.00                  0.00
                              12740015 02    HAL CREDIT CARDS               0.00                 0.00                917.06
                              12740026 26    CREDIT CARD COMPANIES*         0.00                 0.00                  0.00
                                                                   -----------------------------------------------------------
                                                                    2,072,450.25           276,008.26          5,396,521.86
                                                                   ===========================================================
INTERLINE                                                             910,209.00                 0.00                  0.00
                                                                   ===========================================================
MAIL                                                                        0.00                 0.00                  0.00
                                                                   ===========================================================
GROUND & IN-FLIGHT SERVICES                                               333.33            94,236.76            876,889.59
                                                                   ===========================================================
OTHER AIR                                                              21,023.60            14,108.55             64,789.36
                                                                   ===========================================================
OTHER ASSETS                                                          843,657.29               569.99            295,037.12
                                                                   ===========================================================
                              A/R SUBTOTAL                          3,847,673.47           384,923.56          6,633,237.93

                              LESS: RESERVE                                 0.00                 0.00         (1,799,965.91)
                                                                   -----------------------------------------------------------
                              TOTAL ACCOUNTS RECEIVABLES            3,847,673.47           384,923.56          4,833,272.02
                                                                   ===========================================================
                              PERCENTAGES                                 9.050%               0.910%               11.370%
                                                                   ===========================================================



                                PAGE NO. 1 of 4

HAWAIIAN AIRLINES
"UNAUDITED" ACCOUNTS RECEIVABLES SUMMARY
FOR THE MONTH ENDING APRIL 30,2004
----------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL                       OVER 30        OVER 60      OVER 90
   CATEGORY         G/L ACCT     ACCOUNTTYPE        DUE          CURRENT        DAYS            DAYS        DAYS
----------------------------------------------------------------------------------------------------------------------------

NOTES:
(1)      MILITARY ACCOUNTS INCLUDING CRAF CHARTER
(2)      CORPORATE AND FREIGHT ACCOUNTS
(3)      STATE OF HAWAII
(4) SALES AND ACTIVITY (EG. DEBIT MEMOS) DIRECTLY BILLABLE TO TRAVEL AGENCIES AND WHOLESALERS NOT SUBJECT TO AREA SETTLEMENT
(5)      ARC AND BSP
(6)      SALES ON COMPANY CREDIT CARD
(7) CREDIT CARD SALES AND ACTIVITY INCLUDING AMEX, VISA, MC, DINERS CLUB AND UATP, NET OF $60.8 MILLION IN CREDIT CARD HOLDBCKS AS OF
         APRIL 30, 2004.
(8)      PRIMARILY ACTIVITY FOR IATA AND ACH
(9)      MAIL DELIVERY
(10)     PRIMARILY GROUND AND INFLIGHT SERVICES FOR OTHER AIRLINES
(11)     PRIMARILY CLEARING, DEPOSITS RECEIVED FOR GROUP TRAVEL, AND BSP
         ACCOUNTS
(12)     MISCELLANEOUS RECEIVABLES



* SEE DETAIL PROVIDED



                                PAGE NO. 2 of 4


HAWAIIAN AIRLINES, INC.
CREDIT CARD RECEIVABLES AGING (Unaudited)
APRIL 30, 2004


   CUSTOMER ID        NAME OF CUSTOMER ACCOUNT       BALANCES             CURRENT       30 DAYS      60 DAYS      90+ DAYS

    260996149      BSP CANADA VISA CARD - RBC         (15,491.54)       (15,491.54)         -            -             -

    260996173      BSP CANADA MASTERCARD - BMONT       (6,732.20)        (6,732.20)

    260996211      DINERS CLUB                        159,405.43        159,405.43

    260996238      AMERICAN EXPRESS                 2,822,147.08      2,822,147.08

    260996246      JCB CREDIT CARD                      5,808.36          5,808.36

    260996254      NOVUS/DISCOVER CARD                423,182.97        423,182.97

    260996262      US BANK                          2,199,929.16      2,199,929.16
                                                   -------------------------------------------------------------------------------
TOTAL CREDIT CARDS ACCOUNTS                         5,588,249.26      5,588,249.26           -             -            -
                                                   ===============================================================================

Note: Balances above are net of any required holdback.


HAWAIIAN AIRLINES, INC.
AGENCY RECEIVABLES AGING
(Unaudited) APRIL 30, 2004

CUSTOMER ID                  NAME OF CUSTOMER ACCOUNT           BALANCES        CURRENT      30 DAYS       60 DAYS       90+DAYS

490000500   TRAVEL TRADING CO                                  12,067.66        6,210.90                   3.861.60      1,995.16
490000507   BOSS TRAVEL                                        (7,224.50)      (7,224.50)        -              -            -
490000901   TRANS PACIFIC AIR SVC                               9,427.06        7,030.34     2,396.72                        -
490001603   PANDA ASSOCIATE TRAVEL- PRE II E-TICKET           207,290.75            -            -                     207,290.75
490001605   PANDA ASSOCIATE TRAVEL II - PRE TP E-TICKETS      351,494.47                                               351,494.47
490002601   PANDA TRAVEL-HOTTRIPS                             965,196.57                                               965,196.57
490002602   PANDA TRAVEL-VOUCHER SALES                      3,208,509.36            -                                3,208,509.36
490001265   CA FERNTOURISTIK GMBH                              13,286.00       13,286.00
490002603   PANDA ASSOCIATE TRAVEL- II E-TICKET               239,228.89      239,228.89
490002605   PANDA ASSOCIATE TRAVEL II - TP E-TICKETS          596,771.25      596,771.25
490002640   SUNTRIPS - TRANSPAC                                 9,107.11        9,107.11                                     -
490002651   VACATIONS HAWAII                                  237,307.25            -                                  237,307.25
490003913   PERILLO/JOE FUSCO                                  20,189.02       20,189.02                                     -
490005282   YOUR MAN TOURS                                    (26,581.69)     (26,581.69)
490005284   YOUR MAN TOURS - FIT                               (3,857.25)           -                                   (3,857.25)
490005649   TAUCK TOURS                                         9,628.65       13,403.21      (294.60)      (439.98)    (3,039.98)
490009121   TOKYU TRAVEL AMERICA                                4,098.00            -                      3,153.00        945.00
490005690   ALOHA 7 - E-TICKETS                                     -                                          -             -
490009407   ALOHA 7 TRAVEL                                      1,260.00            -                                    1,260.00
490009408   JALPAK                                             81,682.48       81,682.48         -                           -
490009431   DISCOVERY ALOHA INC                                36,963.35            -        3,468.30                   33,495.05
490009628   ANA SALES & TOURS                                       -                            -                           -
490009630   ANA HALLO TOURS                                      (955.80)           -                                     (955.80)
490009695   HAWAIIAN ARRANGEMENT                              227,009.55      227,009.55
490009768   NIPPON TRAVEL AGENCY                                    -               -
490009776   KINTETSU INTERNATIONAL EX                             749.78          749.78
490009953   R & C HAWAII TOURS INC                                  -               -            -
490635932   NEW WORLD TRAVEL                                   11,472.50        5,640.00     5,832.50
490712906   JTB HAWAII INC                                    402,654.51      375,915.16    26,739.35          -             -
490724740   THE TOUR SHOP                                   1,026,578.36      345,026.46   387,824.30    288,111.60      5,616.00
490809336   PLEASANT HAWAIIAN HOLIDAY                           1,716.00        1,716.00         -             -             -
                                                          ------------------------------------------------------------------------
                                  SUB TOTALS                7,635,069.33    1,909,159.96   425,966.57    294,686.22  5,005,256.58
            REVTRACK ACCRUALS                               1,245,288.00      581,868.67   558,785.22                  104,634.11

                                                          ------------------------------------------------------------------------
TOTAL AGENCY RECEIVABLES                                    8,880,357.33    2,491,028.63   984,751.79    294,686.22  5,109,890.69
                                                          ========================================================================

Hawaiian Airlines, Inc.
Post-Petition Trade Payables Aging Summary (Unaudited)
April 30, 2004

  Business
    Unit      Description         Total                0-29             30-59              60-89                 90+

CLMS       Claims                4,317.03             4,317.03              -                 -                  -
EMP        Employee(1)           9,412.20                  -                -               29.00            9,383.20
HWN        Trade Payables      849,277.27         1,964,343.60       209,321.10       (222,660.10)      (1,101,727.33)
PR         Payroll Vendors      81,015.16            81,015.16              -                 -                  -
RFND       Refund                    -                     -                -                 -                  -
REV        Revenue             134,289.52               (13.18)            1.50             (1.50)         134,302.70
                            -------------------  -------------------------------------------------------------------------
                             1,078,311.18         2,049,662.61       209,322.60       (222,632.60)        (958,041.43)
                            ===================  =========================================================================

           (1) Detail available upon request.

----------------------------------------------------------------------------------------------------------------------------------
(Logo) HAWAIIAN                                     Hawaiian Airlines, Inc.                             Page No.                 1
       AIRLINES                              Payables Aging by Vendor - Summary                         Run Date        05/04/2004
Report ID:  HAL-D013                               Aged as of April 30, 2004                            Run Time        5:54:35 PM
----------------------------------------------------------------------------------------------------------------------------------
Business Unit: CLMS                                     I N V O I C E   A M O U N T S

                                         Nbr of
Vendor Name                Vendor ID     Invcs        Total            0-29        30-59         60-89         90 +
-----------------------   -----------  ---------  ---------  --------------  -----------  ------------  ------------
ARMS DAVID                0000008876       1          45.00           45.00         0.00          0.00         0.00
BELL MARLENE              0000008877       1          81.00           81.00         0.00          0.00         0.00
BERGERON RICHARD          0000008878       1          90.00           90.00         0.00          0.00         0.00
DAMON JANE                0000008874       1          98.00           98.00         0.00          0.00         0.00
EGAN JAMES                0000008870       1         778.00          778.00         0.00          0.00         0.00
FARRELLY FRANCIS          0000008871       1       2,108.95        2,108.95         0.00          0.00         0.00
GLAZA HEATHER             0000008879       1          90.00           90.00         0.00          0.00         0.00
HAMILL NATALIE            0000008875       1         116.67          116.67         0.00          0.00         0.00
MATSUI BLYTHE             0000008880       1          25.63           25.63         0.00          0.00         0.00
QUIAT MICHELLE            0000008881       1         159.73          159.73         0.00          0.00         0.00
REITMAIN PAUL             0000008882       1         372.73          372.73         0.00          0.00         0.00
ROWSE FLORA               0000008883       1         131.25          131.25         0.00          0.00         0.00
SAITO JAJA                0000008884       1         130.07          130.07         0.00          0.00         0.00
SHEINBERG SHEILA          0000008872       1          30.00           30.00         0.00          0.00         0.00
TONON BENJAMIN            0000008873       1          60.00           60.00         0.00          0.00         0.00
           Business Unit Total            15       4,317.03        4,317.03         0.00          0.00         0.00



                                                                                                        Database: EPPROD


----------------------------------------------------------------------------------------------------------------------------------
(Logo) HAWAIIAN                                     Hawaiian Airlines, Inc.                             Page No.                 1
       AIRLINES                              Payables Aging by Vendor - Summary                         Run Date        05/04/2004
Report ID:  HAL-D013                               Aged as of April 30, 2004                            Run Time        5:54:35 PM
----------------------------------------------------------------------------------------------------------------------------------
Business Unit: HWN                                              I N V O I C E   A M O U N T S

                                                        Nbr of
Vendor Name                               Vendor ID     Invcs        Total            0-29        30-59         60-89         90 +
-----------------------                  -----------  ---------  ---------  --------------  -----------  ------------  ------------

21ST CENTURY LIGHTING                     0000000742        2         332.83        332.83         0.00          0.00        0.00
A AND P CLEANERS                          0000000169       12       1,241.56      1,241.56         0.00          0.00        0.00
AAXICO, SALES INC                         0000000099        1          54.40         54.40         0.00          0.00        0.00
ACCUFLEET INTERNATIONAL INC               0000001040        2       4,720.80      4,720.80         0.00          0.00        0.00
AEROPORTI DI ROMA                         0000007687        4      -4,311.60          0.00         0.00          0.00   -4,311.60
AIG AVIATION INC                          0000007283        1      79,000.00     79,000.00         0.00          0.00        0.00
AIPA PROPERTIES LLC.                      0000003109        7      11,971.28      8,707.39         0.00          0.00    3,263.89
AIR LINE PILOTS ASSOCIATION INTL          0000001072        1         278.54        278.54         0.00          0.00        0.00
AIRBORNE NACELLE SERVICES INC             0000007466        1      38,000.00     38,000.00         0.00          0.00        0.00
AIRCRAFT SERVICE INTERNATIONAL INC        0000000286        7      21,968.88     21,963.88         0.00          0.00        0.00
AIRLINES REPRESENTATIVE EUROPE            0000007780       18           0.00          0.00         0.00          0.00        0.00
AIRPORT GROUP INTERNATIONAL INC           0000001078       24     -18,698.41     -8,999.94   -10,136.11        437.64        0.00
ALA MOANA HOTEL                           0000000145        1          48.00         48.00         0.00          0.00        0.00
ALERT HOLDINGS GROUP INC                  0000000158        1         885.41        885.41         0.00          0.00        0.00
ALEXIS PARK RESORT AND SPA                0000003085        1      28,399.95     28,399.95         0.00          0.00        0.00
ALL ABOUT HAWAII                          0000001894        1       1,220.70      1,220.70         0.00          0.00        0.00
ALLIED AVIATION SERVICES INC              0000006836        6      20,176.64     20,176.64         0.00          0.00        0.00
ALOHA TAP & DIE INC                       0000000232        5         576.37        576.37         0.00          0.00        0.00
AMERICAN AIRLINES INC                     0000000030        1       1,312.00      1,312.00         0.00          0.00        0.00
AMERICAN CUSTOMS BROKERAGE CO INC         0000000005        1         138.50        138.50         0.00          0.00        0.00
AMERICAN RESTAURANT SUPPLY OF HAWAII      0000001103        1         355.50          0.00       355.50          0.00        0.00
AMERICAN SAMOA GOVERNMENT                 0000001132        6      13,326.50     13,326.50         0.00          0.00        0.00
AMERICAN TIRE CO                          0000000142        1         754.53        754.53         0.00          0.00        0.00
ANHEUSER BUSCH SALES OF HAWAII INC        0000000133        1       1,470.00      1,470.00         0.00          0.00        0.00
APPLIED GRAPHICS INC                      0000004998       18       1,248.91      1,248.91         0.00          0.00        0.00
APRIA HEALTHCARE                          0000008085        1         483.00        483.00         0.00          0.00        0.00
ARROWHEAD MOUNTAIN SPRING WATER           0000001045        1          86.42         86.42         0.00          0.00        0.00
ARTEX AIRCRAFT SUPPLIES INC               0000007618        2           0.00          0.00         0.00          0.00        0.00
AUTOMOTIVE SUPPLY CENTER LTD              0000000146        1          91.53         91.53         0.00          0.00        0.00
AV OX INC                                 0000000130        2          30.00          0.00         0.00          0.00       30.00
AVAYA INC                                 0000005700        1         194.34        194.34         0.00          0.00        0.00
AV-EX AVIATION EXCELLENCE                 0000003650        5       3,988.50      3,988.50         0.00          0.00        0.00

                                                                                                                Database: EPPROD\


----------------------------------------------------------------------------------------------------------------------------------
(Logo) HAWAIIAN                                     Hawaiian Airlines, Inc.                             Page No.                 2
       AIRLINES                              Payables Aging by Vendor - Summary                         Run Date        05/04/2004
Report ID:  HAL-D013                               Aged as of April 30, 2004                            Run Time        5:54:35 PM
----------------------------------------------------------------------------------------------------------------------------------
Business Unit: HWN                                              I N V O I C E   A M O U N T S

                                                        Nbr of
Vendor Name                               Vendor ID     Invcs        Total            0-29        30-59         60-89         90 +
-----------------------                  -----------  ---------  ---------  --------------  -----------  ------------  ------------

AVIALL INC                                0000000165       2         0.00            0.00         0.00           0.00         0.00
AVID AIRLINE PRODUCTS                     0000000162       2      -164.96            0.00      -164.96           0.00         0.00
AVIO DIEPEN INC                           0000000129       2     1,705.26        1,705.26         0.00           0.00         0.00
AVION GRAPHICS INC                        0000000123       7     1,486.10        1,486.10         0.00           0.00         0.00
AVIOSUPPORT INC                           0000000837       1     2,070.00        2,070.00         0.00           0.00         0.00
AVTECH CORPORATION                        0000004931       1       834.00          834.00         0.00           0.00         0.00
BA LE SANDWICH SHOP                       0000002387      13     3,047.56        3,047.56         0.00           0.00         0.00
BAGGAGE CLAIMERS INC THE                  0000007672       1       297.00          297.00         0.00           0.00         0.00
BAGGAGE EXPRESS                           0000001909       1     5,646.00        5,646.00         0.00           0.00         0.00
BARRY CONTROLS AEROSPACE                  0000001159       2       104.61            0.00       104.61           0.00         0.00
BECKER TRUCKING INC                       0000007701       5       434.28          434.28         0.00           0.00         0.00
BETTER BRANDS LTD                         0000000296       2     1,920.00        1,920.00         0.00           0.00         0.00
BONAIR LINEN                              0000006019       1       375.36          375.36         0.00           0.00         0.00
BRICE MANUFACTURING CO INC                0000000274       2       -28.20            0.00         0.00           0.00       -28.20
BRITAX AIRCRAFT INTERIOR SYSTEMS          0000006522       1      -276.25            0.00         0.00           0.00      -276.25
BROWN FORMAN BEVERAGE CORP                0000001029       1       534.00          534.00         0.00           0.00         0.00
BUDGET COLOR LITHO INC                    0000005025       1       786.46          786.46         0.00           0.00         0.00
BUSINESS WORKS OF HAWAII INC              0000008126       1       164.84          164.84         0.00           0.00         0.00
C AND F MACHINERY CORP                    0000000502       1       112.50          112.50         0.00           0.00         0.00
CAESARS CLEANERS                          0000007716       1       955.50          955.50         0.00           0.00         0.00
CAT PAW II                                0000007784       1     2,000.00        2,000.00         0.00           0.00         0.00
CELESTE INDUSTRIES CORP                   0000000322       5     6,634.30        6,634.30         0.00           0.00         0.00
CENTURY COMPUTERS INC                     0000005174       3     9,855.46        9,855.46         0.00           0.00         0.00
CERTIFIED REFRIGERATION SERVICE           0000008117       1       162.50            0.00       162.50           0.00         0.00
CHEMI TOI                                 0000007739       3       243.36          243.36         0.00           0.00         0.00
CICO ENTERPRISE LTD                       0000007733       1        75.00           75.00         0.00           0.00         0.00
CITY MILL CO LTD                          0000001202       4       500.46          500.46         0.00           0.00         0.00
CITY SERVICES COURIER INC                 0000007019       3     1,019.00        1,019.00         0.00           0.00         0.00
CLARK COUNTY DEPT OF AVIATION             0000000250       4    40,699.40       36,079.40     4,620.00           0.00         0.00
CLYDE MACHINES INC                        0000000001       1       159.06          159.06         0.00           0.00         0.00
COMANDO PROVINCIALE VIGILI DEL FUOCO      0000007988       1      -689.96            0.00         0.00           0.00      -689.96
COMMERCIAL DATA SYSTEMS                   0000007037       1    15,362.40       15,362.40         0.00           0.00         0.00

                                                                                                                 Database: EPPROD


----------------------------------------------------------------------------------------------------------------------------------
(Logo) HAWAIIAN                                     Hawaiian Airlines, Inc.                             Page No.                 3
       AIRLINES                              Payables Aging by Vendor - Summary                         Run Date        05/04/2004
Report ID:  HAL-D013                               Aged as of April 30, 2004                            Run Time        5:54:35 PM
----------------------------------------------------------------------------------------------------------------------------------
Business Unit: HWN                                              I N V O I C E   A M O U N T S

                                                        Nbr of
Vendor Name                               Vendor ID     Invcs        Total            0-29        30-59         60-89         90 +
-----------------------                  -----------  ---------  ---------  --------------  -----------  ------------  ------------

COMPOSITE SPECIALTIES INC                0000002727       4         604.19          604.19        0.00           0.00          0.00
COMPOSITES UNLIMITED INC                 0000005702       1      18,408.00       18,408.00        0.00           0.00          0.00
COMPUTER TRAINING ACADEMY NETWORK        0000003026       4       4,182.28        3,000.00    1,182.28           0.00          0.00
CONCESSIONS INTERNATIONAL LLC            0000007029       1          17.26            0.00        0.00           0.00         17.26
CROWN RECORDS MANAGEMENT                 0000006773       1      10,448.94       10,448.94        0.00           0.00          0.00
D&J SPECIALTIES                          0000002024      15      12,224.35       12,224.35        0.00           0.00          0.00
D C ELECTRIC INC                         0000000352       3         356.23          356.23        0.00           0.00          0.00
DALECO INC                               0000002780       2         136.82          136.82        0.00           0.00          0.00
DATELINE MEDIA INC                       0000007694       1          65.52           65.52        0.00           0.00          0.00
DELL MARKETING LP                        0000004462       1      16,800.00       16,600.00        0.00           0.00          0.00
DELTA AIRLINES INC                       0000001233       6     112,981.68      112,981.68        0.00           0.00          0.00
DELYSE INC                               0000006733       1        -105.30            0.00        0.00        -105.30          0.00
DHL DANZAS AIR & OCEAN                   0000007681       1         -36.00            0.00        0.00           0.00        -36.00
DIAGNOSTIC LABORATORY SERVICES INC       0000000408       1        -124.00           80.00     -124.00           0.00          0.00
DIAMOND PARKING INC                      0000003147       1       1,580.00        1,580.00        0.00           0.00          0.00
DJ'S DELIVERY SERVICE                    0000003534       1         522.00          522.00        0.00           0.00          0.00
DRIESSEN AIRCRAFT INTERIOR SYSTEMS       0000001241       1       1,650.00        1,650.00        0.00           0.00          0.00
DUST TEX HON INC                         0000007686       1         110.75          110.75        0.00           0.00          0.00
DYNAMIC AIR INC                          0000000437       3       1,464.14        1,464.14        0.00           0.00          0.00
E D POWER CO                             0000007020       8       3,796.35        3,796.35        0.00           0.00          0.00
E TALK COMMUNICATIONS SOLUTIONS INC      0000008039       1      18,789.33       18,789.38        0.00           0.00          0.00
EDMO DISTRIBUTORS INC                    0000001248       1          40.50           40.50        0.00           0.00          0.00
EDO FIBER SCIENCE                        0000007326       1         266.00            0.00        0.00           0.00        266.00
ELC SECURITY PRODUCTS INC                0000005720       1      -1,035.00            0.00        0.00           0.00     -1,035.00
EMERY WORLDWIDE                          0000001252       2         148.61          148.61        0.00           0.00          0.00
EMME INC                                 0000000507       1       3,787.85        3,787.85        0.00           0.00          0.00
EMSS INC                                 0000003108       1         113.33          113.33        0.00           0.00          0.00
EXACT COPIES PRINTING & DESIGN           0000003130       8       1,862.39        1,862.38        0.00           0.00          0.00
EXCELL EXPRESS COURIER                   0000005208       1          80.00            0.00        0.00           0.00         80.00
EXECAIR MAINTENANCE INC                  0000006206       7      47,351.00            0.00        0.00           0.00     47,351.00
FASTENAIR CORPORATION                    0000008089       1          75.00           75.00        0.00           0.00          0.00
FEDERAL EXPRESS CORP                     0000001264      35      24,111.26       24,111.26        0.00           0.00          0.00



                                                                                                                  Database: EPPROD


----------------------------------------------------------------------------------------------------------------------------------
(Logo) HAWAIIAN                                     Hawaiian Airlines, Inc.                             Page No.                 4
       AIRLINES                              Payables Aging by Vendor - Summary                         Run Date        05/04/2004
Report ID:  HAL-D013                               Aged as of April 30, 2004                            Run Time        5:54:35 PM
----------------------------------------------------------------------------------------------------------------------------------
Business Unit: HWN                                              I N V O I C E   A M O U N T S

                                                        Nbr of
Vendor Name                               Vendor ID     Invcs        Total            0-29        30-59         60-89         90 +
-----------------------                  -----------  ---------  ---------  --------------  -----------  ------------  ------------

FLIGHT SUPPORT INTERNATIONAL              0000006230     2        1,262.28        1,262.28         0.00          0.00          0.00
FORTIX LLC                                0000008040     1        1,250.00        1,250.00         0.00          0.00          0.00
FOUR FLIGHT INDUSTRIES INC                0000008095     1        1,056.25        1,056.25         0.00          0.00          0.00
GAS COMPANY THE LLC                       0000007776     1          820.29          820.29         0.00          0.00          0.00
GASPRO                                    0000000409     1           15.52           15.52         0.00          0.00          0.00
GATE SAFE INC                             0000006577     2       11,994.25       11,994.25         0.00          0.00          0.00
GATEGOURMET                               0000005043   473   -1,402,423.38     -206,573.09   129,294.27   -346,002.53   -979,142.03
GATES LAUNDRY SERVICE                     0000007997    17        5,065.82        5,065.82         0.00          0.00          0.00
GEAC ENTERPRISE SOLUTIONS                 0000008124     1       64,053.19            0.00    64,053.19          0.00          0.00
GLOBEGROUND NORTH AMERICA                 0000006480     7       71,948.33        74948.33         0.00          0.00          0.00
GOODRICH AEROSTRUCTURES GROUP             0000006691     2       69,255.68       78,899.68         0.00          0.00     -9,644.00
GOODRICH CORPORATION                      0000007204     1       76,127.40       76,127.40         0.00          0.00          0.00
GOODYEAR TIRE & RUBBER COMPANY            0000006744     1       11,663.77       11,663.77         0.00          0.00          0.00
GRAYBAR ELECTRIC CO INC                   0000000104     2            0.00            0.00         0.00          0.00          0.00
GRINNELL FIRE PROTECTION SYSTEMS CO       0000005038     1          194.79          194.79         0.00          0.00          0.00
HAMILTON SUNDSTRAND                       0000005507     1       73,517.40       73,517.40         0.00          0.00          0.00
HANA HOU!                                 0000002531     1          610.53          610.53         0.00          0.00          0.00
HARDWARE HAWAII TRUE VALUE                0000007342     3          111.94          111.94         0.00          0.00          0.00
HARLAN CORP                               0000000420     2          -36.64          153.36         0.00          0.00       -190.00
HARLAN GLOBAL MANUFACTURING LLC           0000007980     1          244.02          244.02         0.00          0.00          0.00
HATFIELD LAUNDRY AND DEVELOPMENT          0000007254     6          147.60          147.60         0.00          0.00          0.00
HAWAII AUTOMOTIVE REPAIR CLINIC LLC       0000007986     2           30.00           30.00         0.90          0.00          0.00
HAWAII CHEMICAL & SCIENTIFIC              0000000411     1           32.50           32.50         0.00          0.00          0.00
HAWAII PRINCE HOTEL & GOLF CLUB           0000002622     2        1,751.99          543.09         0.00          0.00      1,208.90
HAWAII STATIONERY CO LTD                  0000000406     9        5,160.50        5,160.50         0.00          0.00          0.00
HAWAII VISITORS & CONVENTION BUREAU       0000000390     2       12,175.00       12,175.00        13.00          0.00          0.00
HAWAIIAN AIRLINES INC                     0000001964     2            0.00            0.00         0.00          0.00          0.00
HAWAIIAN ELECTRIC CO INC                  0000000392     8       50,979.73       50,979.73         0.00          0.00          0.00
HAWAIIAN LIFT TRUCK INC                   0000001307     2          216.07          216.07         0.00          0.00          0.00
HILTON SAN DEIGO GASLAMP QUARTER          0000007104     1       27,399.50       27,399.50         0.00          0.00          0.00
HOAKA PLANT RENTAL AND SALES              0000004991     1          130.00          130.00         0.00          0.00          0.00
HOLIDAY INN ON THE BAY                    0000006448     1          119.98          119.98         0.00          0.00          0.00



                                                                                                                   Database: EPPROD


----------------------------------------------------------------------------------------------------------------------------------
(Logo) HAWAIIAN                                     Hawaiian Airlines, Inc.                             Page No.                 5
       AIRLINES                              Payables Aging by Vendor - Summary                         Run Date        05/04/2004
Report ID:  HAL-D013                               Aged as of April 30, 2004                            Run Time        5:54:35 PM
----------------------------------------------------------------------------------------------------------------------------------
Business Unit: HWN                                              I N V O I C E   A M O U N T S

                                                        Nbr of
Vendor Name                               Vendor ID     Invcs        Total            0-29        30-59         60-89         90 +
-----------------------                  -----------  ---------  ---------  --------------  -----------  ------------  ------------

HOLIDAY INN SELECT                       0000007724       1         52.68           52.68         0.00          0.00          0.00
HOLIDAY INN SELECT SEATTLE - RENTON      0000006584      11      3,344.22        3,344.22         0.00          0.00          0.00
HONEYWELL INC                            0000005148       9     26,004.62       25,591.00       603.00       -189.38          0.00
HONOLULU ADVERTISER                      0000001320       1        451.25          451.25         0.00          0.00          0.00
HONOLULU PLUMBING CO LTD                 0000007541       1        370.75          370.75         0.00          0.00          0.00
HPM BUILDING SUPPLY                      0000000491       1         30.00           30.00         0.00          0.00          0.00
HUNTLEIGH USA CORP                       0000001993       1     10,023.17       10,023.17         0.00          0.00          0.00
HYATT REGENCY PHOENIX                    0000007145       1     29,136.33       29,136.33         0.00          0.00          0.00
HYATT REGENCY SAN FRANCISCO AIRPORT      0000001661       1        231.45          231.45         0.00          0.00          0.00
HYDRA-AIR PACIFIC INC                    0000000466       2         20.87           20.87         0.00          0.00          0.00
IDD AEROSPACE CORP                       0000000456       1        163.00          163.00         0.00          0.00          0.00
INCOM INC                                0000001759       1        338.54          338.54         0.00          0.00          0.00
INDUSTRIAL CHEMICALS AND LUBRICANTS INC  0000000503       1      1,047.49        1,047.49         0.00          0.00          0.00
INTERIOR SHOWPLACE LTD                   0000000490       3      4,033.59        4,033.59         0.00          0.00          0.00
INTERNATIONAL BUSINESS MACHINES CORP     0000000417       2     40,649.88       40,649.88         0.00          0.00          0.00
IPECO HOLDINGS INC                       0000006274       1      6,922.82        6,922.82         0.00          0.00          0.00
ISLAND FILTERS INC                       0000000452       1      1,054.62            0.00         0.00          0.00      1,054.62
ISLAND MAID INC                          0000006078       3        530.64          530.64         0.00          0.00          0.00
ITA LLC                                  0000002004       1        900.00          900.00         0.00          0.00          0.00
J L DELIVERY SERVICE INC                 0000007149       5      5,700.01        5,700.01         0.00          0.00          0.00
JAMCO AMERICA                            0000001347       8      1,465.98        1,465.98         0.00          0.00          0.00
JEPPESEN SANDERSON                       0000000542       1         49.48           49.48         0.00          0.00          0.00
JET INTERNATIONAL CORP                   0000001121       1      9,850.00        9,850.00         0.00          0.00          0.00
JETAWAY AVIATION SERVICES INC            0000005931       1      1,260.00        1,260.00         0.00          0.00          0.00
JOBBERS AUTO WAREHOUSE SUPPLY            0000000910       1        -19.16            0.00         0.00          0.00        -19.16
JUST A GIRL PRODUCTIONS                  0000008158       1      5,000.00        5,000.00         0.00          0.00          0.00
K YAMADA DISTRIBUTORS                    0000000577       2         53.03           53.03         0.00          0.00          0.00
KAUAI BAGGAGE SERVICE                    0000001359       1      2,875.11        2,875.11         0.00          0.00          0.00
KAUAI ISLAND UTILITY COOPERATIVE         0000007383       1      2,110.21        2,110.21         0.00          0.00          0.00
KAUAI OFFICE EQUIPMENT INC               0000000446       1         11.88           11.88         0.00          0.00          0.00
KENT'S KEYS                              0000000559       1         77.60           77.60         0.00          0.00          0.00
KILGO, A L CO INC                        0000001365       5        231.89          231.89         0.00          0.00          0.00



                                                                                                                Database: EPPROD


----------------------------------------------------------------------------------------------------------------------------------
(Logo) HAWAIIAN                                     Hawaiian Airlines, Inc.                             Page No.                 6
       AIRLINES                              Payables Aging by Vendor - Summary                         Run Date        05/04/2004
Report ID:  HAL-D013                               Aged as of April 30, 2004                            Run Time        5:54:35 PM
----------------------------------------------------------------------------------------------------------------------------------
Business Unit: HWN                                              I N V O I C E   A M O U N T S

                                                        Nbr of
Vendor Name                               Vendor ID     Invcs        Total            0-29        30-59         60-89         90 +
-----------------------                  -----------  ---------  ---------  --------------  -----------  ------------  ------------

KIRKHILL AIRCRAFT PARTS CO                0000001369      4        166.40           166.40        0.00           0.00          0.00
KONA ABRASIVES                            0000000572      1        162.28           162.28        0,00           0.00          0.00
LANAKILA REHABILITATION CENTER            0000007534      1        174.87           174.87        0.00           0.00          0.00
LARRYS AUTO PARTS INC                     0000004129     10        898.08           782.63        0.00           0.00        115.45
LASFUEL CORP                              0000000682     18     -3,823.76             0.00   -1,485.19     -12,668.90    -15,007.47
LAX TWO CO                                0000000684      1     67,827.77        67,827.77        0.00           0.00          0.00
LIBBEY GLASS INC                          0000000724      3       -226.20             0.00        0.00           0.00       -226.20
LONDAVIA INC                              0000000691      2        248.00           248.00        0.00           0.00          0.00
M & M AEROSPACE HARDWARE INC              0000000673      2        135.00           135.00        0.00           0.00          0.00
MAGNETIC TICKET & LABEL                   0000000548      1     4, 187.50         4,187.50        0.00           0.00          0.00
MAGUIRE BEARING CO. LTD.                  0000000668      2        147.20           147.20        0.00           0.00          0.00
MANKIEWICZ COATINGS LLC                   0000007845      1        850.08           850.08        0.00           0.00          0.00
MAUI DISPOSAL CO INC                      0000000613      2       -925.22             0.00        0.00           0.00       -925.22
MAUI OFFICE MACHINES INC.                 0000000027      1         19.81            19.81        0.00           0.00          0.00
MAUI SODA & ICE WORKS LTD.                0000003513      2        233.22           233.22        0.00           0.00          0.00
MCMASTER CARR SUPPLY CO                   0000000813      1         64.08            64.08        0.00           0.00          0.00
MEADOW GOLD DAIRIES                       0000000942      9      3,094.80         3,094.80        0.00           0.00          0.00
MED LIFE SERVICES                         0000006451      8      2,166.66         2,147.92        0.00          18.74          0.00
MEDAIRE INC                               0000001780     10      9,045.00         9,045.00        0.00           0.00          0.00
MENEHUNE WATER CO INC                     0000000570     17      6,698.65         6,698.65        0.00           0.00          0.00
METRO EXPRESS INC                         0000008070      2      4,700.00         4,700.00        0.00           0.00          0.00
MICHELIN AIRCRAFT TIRE CORP               0000001655      1     20,725.55        20,725.55        0.00           0.00          0.00
MICRO METROLOGY INC                       0000000539      3        778.75             0.00        0.00           0.00        778.75
MICROSOFT INC                             0000001787      1        763.36           763.36        0.00           0.00          0.00
MOORE USA                                 0000000650      8          0.03             0.00        0.00           0.00          0.03
MUZAK                                     0000000050      2        -56.23           -56.23        0.00           0.00          0.00
NEW HORIZONS COMPUTER LEARNING CENTER     0000007426      1         75.00            75.00        0.00           0.00          0.00
NEWARK ELECTRONICS                        0000001422      1         38.38            38.38        0.00           0.00          0.00
NEXTEL COMMUNICATIONS                     0000004163      2      1,035.71         1,035.71        0.00           0.00          0.00
NORTHWEST AIRLINES INC.                   0000001426     11    -24,453.41           700.00    2,460.27           0.00    -27,613.68
OAHU WASTE SERVICES INC                   0000007752      1        182.29           182.29        0.00           0.00          0.00
OCEANIC CABLEVISION                       0000000625      1         65.55            65.55        0100           0.00          0.00



                                                                                                                    Database: EPPROD


----------------------------------------------------------------------------------------------------------------------------------
(Logo) HAWAIIAN                                     Hawaiian Airlines, Inc.                             Page No.                 7
       AIRLINES                              Payables Aging by Vendor - Summary                         Run Date        05/04/2004
Report ID:  HAL-D013                               Aged as of April 30, 2004                            Run Time        5:54:35 PM
----------------------------------------------------------------------------------------------------------------------------------
Business Unit: HWN                                              I N V O I C E   A M O U N T S

                                                        Nbr of
Vendor Name                               Vendor ID     Invcs        Total            0-29        30-59         60-89         90 +
-----------------------                  -----------  ---------  ---------  --------------  -----------  ------------  ------------

OCKERLUND INDUSTRIES                      0000001431        1     2,470.80        2,470.80         0.00          0.00          0.00
OFFICE DEPOT                              0000000039       10       761.59          761.59         0.00          0.00          0.00
OLYMPIC GLOVE & SAFETY CO INC             0000008151        1        66.00           66.00         0.00          0.00          0.00
OLYMPUS INDUSTRIAL AMERICA INC            0000006319        1        45.00            0.00         0.00          0.00         45.00
ONE DAY SIGNS & SILKSCREEN                0000001440        1       708.34          708.34         0.00          0.00          0.00
ONTFUEL CORPORATION                       0000007072        1      -159.39            0.00      -159.39          0.00          0.00
OUTRIGGIER HOTELS HAWAII                  0000000633       16     3,916.69        1,008.79     2,907.90          0.00          0.00
PACIFIC BUSINESS MACHINES INC             0000000622        1        83.33           83.33         0.00          0.00          0.00
PACIFIC FIRE PROTECTION INC               0000000596        1        35.15            0.00        35.15          0.00          0.00
PACIFIC SERVICE & DEVELOPMENT CORP        0000000921       22       671.96          671.96         0.00          0.00          0.00
PACIFIC SHIPYARDS INTERNATIONAL           0000007414        2         0.00            0.00         0.00          0.00          0.00
PACO PLASTICS AND ENGINEERING INC         0000000557        1       240.00          240.00         0.00          0.00          0.00
PAINE FIELD AIRPORT                       0000007655        2     1,632.00        1,632.00         0.00          0.00          0.00
PAIN AMERICAN TOOL CORP                   0000001457        2       160.00          160.00         0.00          0.00          0.00
PARADISE BEVERAGES INC                    0000000082        1    -9,262.00       -9,262.00         0.00          0.00          0.00
PARTS CENTER HAWAII INC                   0000005865        2        49.74           49.74         0.00          0.00          0.00
PAS A DIVISION OF RUSSELL ASSOCIATES      0000000089        3     4,237.82        4,237.82         0.00          0.00          0.00
PERKINS GROUP INC THE                     0000007982        1        49.48           49.48         0.00          0.00          0.00
PLEASANT HAWAIIAN HOLIDAYS                0000005309        1    14,850.00       14,850.00         0.00          0.00          0.00
POMARE LTD/ HILO HATTIE                   0000001934        1    24,999.84       24,999.84         0.00          0.00          0.00
PORT OF PORTLAND                          0000001477        2   121,792.33      121,792.33         0.00          0.00          0.00
PORT OF SEATTLE                           0000000928        1   -63,340.28      -63,340.28         0.00          0.00          0.00
PRC DESOTO INTERNATIONAL                  0000003956        2         0.00            0.00         0.00          0.00          0.00
PRECISION RADIO LTD                       0000000611        3       458.76          458.76         0.00          0.00          0.00
PREFERRED AERIAL & CRANE TECHNOLOGY       0000006202        8     1,666.56        1,666.56         0.00          0.00          0.00
PWC HAWAII CORPORATION                    0000001935        2     1,101.79        1,101.79         0.00          0.00          0.00
Q MARK RESEARCH & POLLING                 0000001654        1    19,705.36       19,705.36         0.00          0.00          0.00
R & G TIRE CENTER INC                     0000004608        1        34.77           34.77         0.00          0.00          0.00
R & K REFRIGERATION SERVICE               0000005100        5       903.94          903.94         0.00          0.00          0.00
RAINBOW INDUSTRIAL LAUNDRY INC            0000007588        2       350.62          350.62         0.00          0.00          0.00
RANDOM TASK INTERNATIONAL INC             0000007787        1     6,928.13        6,928.13         0.00          0.00          0.00
RAPID RETURN DELIVERY SERVICE             0000003553        1        22.68           22.68         0.00          0.00          0.00



                                                                                                                Database: EPPROD


----------------------------------------------------------------------------------------------------------------------------------
(Logo) HAWAIIAN                                     Hawaiian Airlines, Inc.                             Page No.                 8
       AIRLINES                              Payables Aging by Vendor - Summary                         Run Date        05/04/2004
Report ID:  HAL-D013                               Aged as of April 30, 2004                            Run Time        5:54:35 PM
----------------------------------------------------------------------------------------------------------------------------------
Business Unit: HWN                                              I N V O I C E   A M O U N T S

                                                        Nbr of
Vendor Name                               Vendor ID     Invcs        Total            0-29        30-59         60-89         90 +
-----------------------                  -----------  ---------  ---------  --------------  -----------  ------------  ------------

RD TECHNOLOGY OF HAWAII                   0000000649      3       1,468.73        1,468.73         0.00          0.00          0.00
REDLINE                                   0000001493     11         244.03          244.03         0.00          0.00          0.00
REGENT MANUFACTURING                      0000002772      1      49,927.50            0.00         0.00     49,927.50          0.00
RELIZON COMPANY THE                       0000005624      1         -65.82            0.00         0.00          0.00        -65.82
REMEDY INTELLIGENT STAFFING               0000006735      4       2,053.31        2,053.31         0.00          0.00          0.00
RIVER CITY DELIVERY                       0000001500      1         213.40          213.40         0.00          0.00          0.00
RLM SOFTWARE INC                          0000006684      1          96.00           96.00         0.00          0.00          0.00
ROBERTS HAWAII TOURS INC                  0000000762      2         217.80          217.80         0.00          0.00          0.00
ROCKWELL COLLINS INC                      0000000703      2       3,886.43        3,886.43         0.00          0.00          0.00
ROLLS ROYCE                               0000004871      3         104.40            0.00         0.00          0.00        104.40
RUTAN REFRIGERATION INC                   0000005387      1         365.53          365.53         0.00          0.00          0.00
SABRE TECHNOLOGY SOLUTIONS INC            0000002261      5      32,982.00       32,982.00         0.00          0.00          0.00
SAGE PARTS                                0000003166      6       1,976.31        1,976.31         0.00          0.00          0.00
SAMOA MARKETING INC                       0000000048      2         390.00            0.00         0.00          0.00        390.00
SAN DIEGO COUNTY REGIONAL                 0000007410      2      21,453.79       21,453.79         0.00          0.00          0.00
SAN FRANCISCO INTERNATIONAL AIRPORT       0000000197      4       8,348.55        8,348.55         0.00          0.00          0.00
SAN FRANCISCO TERMINAL EQUIPMENT CO LLC   0000005929      2         193.31          193.31         0.00          0.00          0.00
SATAIR INC                                0000001510     17      28,628.43       26,865.67         0.00          0.00      1,762.76
SATCO INC                                 0000007544      1        -496.65            0.00         0.00          0.00       -496.65
SBC                                       0000007464      1         194.21          194.21         0.00          0.00          0.00
SCIS AIR SECURITY CORPORATION             0000006667      2         711.53          711.53         0.00          0.00          0.00
SEA TAC MANAGERS ASSOC                    0000001512      1         225.12            0.00         0.00          0.00        225.12
SEAL DYNAMICS INC                         0000000713      3      10,188.16       10,188.16         0.00          0.00          0.00
SERVICE PERFORMANCE CORP                  0000006440      1       4,772.86        4,772.86         0.00          0.00          0.00
SERVISAIR USA INC                         0000007529      1       1,351.25            0.00         0.00          0.00      1,351.25
SHRED IT                                  0000004483      2         452.25          452.25         0.00          0.00          0.00
SILVER AIRPORT COURIER CO                 0000006043      1         923.00            0.00         0.00          0.00        923.00
SKY CHEFS INC                             0000001533     37      13,831.95       90,992.31     3,456.89     53,042.39   -133,659.64
SNAP ON TOOLS CO                          0000000781      2         239.27          239.27         0.00          0.00          0.00
SNAP ON TOOLS CORP                        0000006011      1           6.56            6.56         0.00          0.00          0.00
SOBEL WESTEX HAWAII                       0000005606     11       3,546.97        2,075.01     1,471.86          0.00          0.00
SODEXHO                                   0000001664      1       2,509.64            0.00     2,509.64          0.00          0.00



                                                                                                                Database: EPPROD


----------------------------------------------------------------------------------------------------------------------------------
(Logo) HAWAIIAN                                     Hawaiian Airlines, Inc.                             Page No.                 9
       AIRLINES                              Payables Aging by Vendor - Summary                         Run Date        05/04/2004
Report ID:  HAL-D013                               Aged as of April 30, 2004                            Run Time        5:54:35 PM
----------------------------------------------------------------------------------------------------------------------------------
Business Unit: HWN                                              I N V O I C E   A M O U N T S

                                                        Nbr of
Vendor Name                               Vendor ID     Invcs        Total            0-29        30-59         60-89         90 +
-----------------------                  -----------  ---------  ---------  --------------  -----------  ------------  ------------

SOUTH WEST AERO GROUP                     0000008141      1      68,500.00       68,500.00         0.00          0.00          0.00
SPEEDISHUTTLE                             0000001870      1          62.30           62.30         0.00          0.00          0.00
SPRINT                                    0000000950      4       6,998.80        6,998.80         0.00          0.00          0.00
STANDARD MOTORS & MARINE SUPPLY           0000001540     10         371.49          371.49         0.00          0.00          0.00
STANDARD PARKING                          0000007755      1          35.00           35.00         0.00          0.00          0.00
STANDARD REGISTER CO                      0000000763      3       8,421.61        7,654.92         0.00          0.00        766.69
STANDARD SHEETMETAL & MECHANICAL INC      0000005701      2       1,852.47        1,852.47         0.00          0.00          0.00
STARR SEIGLE MCCOMBS                      0000002389     25     146,776.53      146,776.53         0.00          0.00          0.00
STATE OF HAWAII                           0000000242      5       8,468.20        8,468.20         0.00          0.00          0.00
STATE TIRE & REPAIR INC                   0000000731      1       1,992.29        1,992.29         0.00          0.00          0.00
STATIONERS CORP OF HAWAII LTD             0000000857      1          35.31           35.31         0.00          0.00          0.00
STRATACOM                                 0000006146      3       2,893.14          810.10     2,083.04          0.00          0.00
SUCCESS ADVERTISING                       0000006703     12      10,630.46       10,630.46         0.00.         0.00          0.00
SUNSHINE CABS OF MAUI                     0000003257      1         840.00          840.00         0.00          0.00          0.00
SUNVAIR INC                               0000000873      1       2,700.00        2,700.00         0.00          0.00          0.00
SUPERSHUTTLE LOS ANGELES INC              0000004484      1          25.00           25.00         0.00          0.00          0.00
SWISSPORT USA INC                         0000005533      6       9,326.80        9,326.80         0.00          0.00          0.00
TAD'S PLUMBING                            0000007088      1         309.96          309.96         0.00          0.00          0.00
TAPIS CORPORATION                         0000004846      1       2,194.50        2,194.50         0.00          0.00          0.00
TARPY TAILORS INC                         0000000801      1       1,916.50        1,916.50         0.00          0.00          0.00
TECHNOLOGY INTEGRATION GROUP              0000003322     17      21,179.05       21,179.05         0.00          0.00          0.00
THE BOEING COMPANY                        0000002318    181     297,797.35      287,365.74     5,530.09          0.00      4,901.52
TQ TRADEX LTD                             0000001877      1       1,837.50            0.00         0.00      1,837.50          0.00
TRANS PACIFIC AIR SERVICE CORP            0000005705     12      12,000.00        1,000.00         0.00      2,000.00      9,000.00
TRAVEL TRADING CO                         0000001879      2       7,000.00        3,500.00         0.00      3,500.00          0.00
TRI CLEANERS                              0000001579      1         241.90          241.90         0.00          0.00          0.00
TYCO ELECTRONICS CORP                     0000007308      2           0.00            0.00         0.00          0.00          0.00
UNISON INDUSTRIES LLC                     0000007723      1          -5.10            0.00         0.00          0.00         -5.10
UNITED AUTO PARTS INC                     0000001588      5         285.86          285.86         0.00          0.00          0.00
UNITED DRILL BUSHING CORP                 0000005035      2           0.00            0.00      -204.44        204.44          0.00
UNITED STATES DEPARTMENT OF AGRICULTURE   0000001886      1       2,170.50        2,170.50         0.00          0.00          0.00
UNITED TECHNOLOGIES CORP                  0000000774      3      -1,290.00            0.00       765.00          0.00     -2,055.00



                                                                                                                Database: EPPROD


----------------------------------------------------------------------------------------------------------------------------------
(Logo) HAWAIIAN                                     Hawaiian Airlines, Inc.                             Page No.                 10
       AIRLINES                              Payables Aging by Vendor - Summary                         Run Date        05/04/2004
Report ID:  HAL-D013                               Aged as of April 30, 2004                            Run Time        5:54:35 PM
----------------------------------------------------------------------------------------------------------------------------------
Business Unit: HWN                                              I N V O I C E   A M O U N T S

                                                        Nbr of
Vendor Name                               Vendor ID     Invcs        Total            0-29        30-59         60-89         90 +
-----------------------                  -----------  ---------  ---------  --------------  -----------  ------------  ------------

VMS AIRCRAFT CO INC                       0000006190      2           0.00            0.00         0.00          0.00          0.00
VOLCANO ORCHIDS INC                       0000000759      2          46.44           46.44         0.00          0.00          0.00
VOLUME SERVICES                           0000001607      1         454.70          454.70         0.00          0.00          0.00
WAILUKU TIRE CENTER                       0000002291      1         173.62          173.62         0.00          0.00          0.00
WATER MAN BIG ISLAND                      0000002785      2          74.25           74.25         0.00          0.00          0.00
WEBER AIRCRAFT INC                        0000004501      5         760.91          760.91         0.00          0.00          0.00
WENCOR WEST INC                           0000001616     11         223.35          218.35         0.00          0.00          5.00
WENTE VINEYARDS                           0000007805      1     -19,440.00      -19,440.00         0.00          0.00          0.00
WESCO AIRCRAFT HARDWARE CORP              0000000824      4         208.00          208.00         0.00          0.00          0.00
WINGFOOT EXPRESS                          0000005920      1          59.00            0.00         0.00          0.00         59.00
WINGS ELECTRO SALES CO INC                0000000856      1         479.00          479.00         0.00          0.00          0.00
WOODCRAFT SUPPLY CORP                     0000006489      1          15.98           15.98         0.00          0.00          0.00
WORLD SERVICE WEST                        0000007782      1         950.00          950.00         0.00          0.00          0.00
XPEDX                                     0000002616      1       2,454.67        2,454.67         0.00          0.00          0.00
ZEE MEDICAL SERVICE                       0000001635      3       1,240.09        1,240.09         0.00          0.00          0.00

                          Business Unit Total         1,669     849,277.27    1,964,343.60   209,321.10   -222,660.10 -1,101,727.33



                                                                                                                Database: EPPROD


----------------------------------------------------------------------------------------------------------------------------------
(Logo) HAWAIIAN                                     Hawaiian Airlines, Inc.                             Page No.                 1
       AIRLINES                              Payables Aging by Vendor - Summary                         Run Date        05/04/2004
Report ID:  HAL-D013                               Aged as of April 30, 2004                            Run Time        5:54:35 PM
----------------------------------------------------------------------------------------------------------------------------------
Business Unit: PR                                                I N V O I C E   A M O U N T S

                                                        Nbr of
Vendor Name                               Vendor ID     Invcs        Total            0-29        30-59         60-89         90 +
-----------------------                  -----------  ---------  ---------  --------------  -----------  ------------  ------------

ASSOCIATION OF FLIGHT ATTENDANTS          PR00000181       1     22,737.00       22,737.00         0.00          0.00          0.00
INTERNATIONAL ASSOCIATION OF MACHINISTS   PR00000036       2     57,041.78       57,041.78         0.00          0.00          0.00
WATT HARVEY W & CO                        PR00000104       1      1,236.38        1,236.38         0.00          0.00          0.00
                          Business Unit Total              4     81,015.16       81,015.16         0.00          0.00          0.00

                                                                                                                Database: EPPROD

----------------------------------------------------------------------------------------------------------------------------------
(Logo) HAWAIIAN                                     Hawaiian Airlines, Inc.                             Page No.                 1
       AIRLINES                              Payables Aging by Vendor - Summary                         Run Date        05/04/2004
Report ID:  HAL-D013                               Aged as of April 30, 2004                            Run Time        5:54:35 PM
----------------------------------------------------------------------------------------------------------------------------------
Business Unit: REV                                              I N V O I C E   A M O U N T S

                                                        Nbr of
Vendor Name                               Vendor ID     Invcs         Total           0-29      30-59         60-89          90 +
-----------------------                  -----------  ---------   ---------  -------------  ----------  ------------   -----------

ALBANY COUNTY AIRPORT                    ALB              1           -2.92           0.00       -2.92         0.00           0.00
BRAINERD CROW WING CTY/WIELAND FLD       BRD              1           -2.92           0.00        0.00         0.00          -2.92
CHERRY CAPITAL AIRPORT                   TVC              2            0.00           0.00        0.00         0.00           0.00
KETCHIKAN INTERNATIONALAIRPORT           KTN              1           -4.42          -4.42        0.00         0.00           0.00
LOUISVILLE INTERNATIONAL AIRPORT         SDF              1           -2.92          -2.92        0.00         0.00           0.00
MBS INTERNATIONAL AIRPORT                MBS              2            0.00           0.00        0.00         0.00           0.00
PANAMA CITY-BAY COUNTY                   PFN              1           -2.92           0.00        0.00         0.00          -2.92
PANDA TRAVEL                             0000000100     286      134,325.98           0.00        0.00         0.00     134,325.98
RICHMOND INTERNATIONAL-BYRD FIELD        RIC              1           -5.84          -5.84        0.00         0.00           0.00
SAN LUIS VALLEY REGTONAL AIRPORT         ALS              3           -2.92           0.00        0.00         2.92          -5.84
SARASOTA BRADENTON                       SRQ              2           -5.76           0.00        0.00         0.00          -5.76
WILKES/BARRE SCRANTON INT'L              AVP              2            0.00           0.00        4.42        -4.42           0.00
YAMPA VALLEY AIRPORT                     HDN              1           -5.84           0.00        0.00         0.00          -5.84

                           Business Unit Total          304      134,289.52         -13.18        1.50        -1.50     234,302.70

                           Grand Total               12,731   22,655,591.15   2,103,037.63   20,065.99  -216,110.72  20,551,598.25

                           Less:  Panda Travel Inc.           (1,297,750.16)          -            -            -    (1,297,750.16)
                                    Pre-petition HA          (20,279,529.81)    (53,375.02)  (7,743.39)    (6521.88)(20,211,889.52)
                                                               ------------  -------------  ----------  -----------    -----------
                                    Post-petition              1,078,311.18  2,049,6652.61  209,322.60  (222,632.60)   (958,041.43)
                                                               ============  =============  ==========  ===========    ===========


     [LOGO OMITTED]  Bank of Hawaii                  Statement of Account


     Last statement: March 31, 2004                  Account:  0001-042424
     This statement: April 15, 2004                  Page 1 of 21
     Total days in statement period: 15              Number of Enclosures: (673)

                                                     Direct inquiries to:
                                                     888-643-3888
     HAWAIIAN AIRLINES INC
     COLLECTION ACCOUNT                              BANK OF HAWAII
     PO BOX 29906                                    P.O. BOX 2900
     HONOLULU, HI 96820                              HONOLULU HI 96846


     __________________________________________________________________________

     USE YOUR BANK OF HAWAII CHECK CARD FOR BUSINESS AND SAVE. FIND OUT HOW MUCH YOU CAN SAVE AT BOH.COM/BUSINESS BANKING. APPLY FOR A CHECK CARD FOR BUSINESS TODAY! MEMBER FDIC.
     __________________________________________________________________________

Analyzed Business Checking .

     Account number          0001-042424  Beginning balance               $0.00
     Enclosures                      673  Total additions         36,824,215.13
     Low balance                   $0.00  Total subtractions      36,824,215.13
                                                                  -------------
     Average balance               $0.00  Ending balance                   $.00

DEBITS

         Date           Description                                                                     Subtractions
         -----------------------------------------------------------------------------------------------------------
         04-01          Debit Memo                                                                            200.00
         -----------------------------------------------------------------------------------------------------------
         04-01          Deposited Item Rtned                                                                  160.00
         -----------------------------------------------------------------------------------------------------------
         04-01          Automatic Transfer                                                              1,713,378.67
                          TRANSFER TO CONCENTRATION ACCOUNT
                          0001028588
         -----------------------------------------------------------------------------------------------------------
         04-02          Automatic Transfer                                                              1,543,289.67
                          TRANSFER TO CONCENTRATION ACCOUNT
                          0001028588
         -----------------------------------------------------------------------------------------------------------
         04-05          ACH Debit                                                                              29.14
                          JCBI HI BKCD M DSC 200404 0001370758
         -----------------------------------------------------------------------------------------------------------
         04-05          Automatic Transfer                                                              4,438,013.58
                          TRANSFER TO CONCENTRATION ACCOUNT
                          0001028588
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposited Item Rtned                                                                  143.86
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposited Item Rtned                                                                   25.00
         -----------------------------------------------------------------------------------------------------------
         04-06          ACH Debit                                                                               0.71
                          JCBI HI BKCD M DSC 200404 0001290923
         -----------------------------------------------------------------------------------------------------------
         04-06          Automatic Transfer                                                              5,051,080.64
                          TRANSFER TO CONCENTRATION ACCOUNT
                          0001028588
         -----------------------------------------------------------------------------------------------------------
         04-07          Deposited Item Rtned                                                                  538.62
         -----------------------------------------------------------------------------------------------------------
         04-07          Debit Memo                                                                            300.00
         -----------------------------------------------------------------------------------------------------------
         04-07          Deposited Item Rtned                                                                   76.04


         [LOGO OMITTED]  Bank of Hawaii


         HAWAIIAN AIRLINES INC                                                                          Page 2 of 21
         April 15, 2004                                                                                  0001-042424


         Date           Description                                                                     Subtractions
         -----------------------------------------------------------------------------------------------------------
         04-07          Automatic Transfer                                                              4,608,227.39
                          TRANSFER TO CONCENTRATION ACCOUNT
                          0001028588
         -----------------------------------------------------------------------------------------------------------
         04-08          Debit Memo                                                                            180.00
         -----------------------------------------------------------------------------------------------------------
         04-08          Automatic Transfer                                                              1,205,522.83
                          TRANSFER TO CONCENTRATION ACCOUNT
                          0001028588
         -----------------------------------------------------------------------------------------------------------
         04-09          Deposited Item Rtned                                                                   20.00
         -----------------------------------------------------------------------------------------------------------
         04-09          ACH Debit                                                                              27.57
                          JCBI HI BKCD M DSC 200404 0001370758
         -----------------------------------------------------------------------------------------------------------
         04-09          Automatic Transfer                                                              1,941,550.34
                          TRANSFER TO CONCENTRATION ACCOUNT
                          0001028588
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposited Item Rtned                                                                  387.66
         -----------------------------------------------------------------------------------------------------------
         04-12          Automatic Transfer                                                              4,477,519.56
                          TRANSFER TO CONCENTRATION ACCOUNT
                          0001028588
         -----------------------------------------------------------------------------------------------------------
         04-13          Automatic Transfer                                                              2,361,258.81
                          TRANSFER TO CONCENTRATION ACCOUNT
                          0001028588
         -----------------------------------------------------------------------------------------------------------
         04-14          Deposited Item Rtned                                                                  709.50
         -----------------------------------------------------------------------------------------------------------
         04-14          Debit Memo                                                                            410.00
         -----------------------------------------------------------------------------------------------------------
         04-14          Debit Memo                                                                             40.00
         -----------------------------------------------------------------------------------------------------------
         04-14          Automatic Transfer                                                              8,070,763.71
                          TRANSFER TO CONCENTRATION ACCOUNT
                          0001028588
         -----------------------------------------------------------------------------------------------------------
         04-15          Debit Memo                                                                             40.00
         -----------------------------------------------------------------------------------------------------------
         04-15          Automatic Transfer                                                              1,410,321.83
                          TRANSFER TO CONCENTRATION ACCOUNT
                          0001028588

CREDITS

         Date           Description                                                                        Additions
         -----------------------------------------------------------------------------------------------------------
         04-01          Automatic Transfer                                                                 40,577.44
                          TRANSFER FROM CONCENTRATION ACCOUNT
                          0034036160
         -----------------------------------------------------------------------------------------------------------
         04-01          Wire Transfer Credit                                                              904,502.38
                          BOH FUNDS TRANSFER 040104 040401000879702
         -----------------------------------------------------------------------------------------------------------
         04-01          Wire Transfer Credit                                                              356,306.63
                          BOH FUNDS TRANSFER 040104 040330002103702
                          INCPT000009477
         -----------------------------------------------------------------------------------------------------------
         04-01          Deposit Non Teller                               00000000335                      103,265.95
         -----------------------------------------------------------------------------------------------------------
         04-01          Wire Transfer Credit                                                               98,413.35
                          BOH FUNDS TRANSFER 040104 040401000665702
                          SWF OF 04/04/01
         -----------------------------------------------------------------------------------------------------------
         04-01          Wire Transfer Credit                                                               49,474.19
                          BOH FUNDS TRANSFER 040104 040401001847702
                          CA040401028591
         -----------------------------------------------------------------------------------------------------------
         04-01          ACH Credit                                                                         42,209.13
                          DISCOVER BUS SVC SETTLEMENT 040331 601101601001736


         [LOGO OMITTED]  Bank of Hawaii


         HAWAIIAN AIRLINES INC                                                                          Page 3 of 21
         April 15, 2004                                                                                  0001-042424


         Date           Description                                                                        Additions
         -----------------------------------------------------------------------------------------------------------
         04-01          Deposit Non Teller                               00000000431                       28,406.34
         -----------------------------------------------------------------------------------------------------------
         04-01          Wire Transfer Credit                                                               17,319.01
                          BOH FUNDS TRANSFER 040104 040401000213702
                          000000000
         -----------------------------------------------------------------------------------------------------------
         04-01          Deposit Non Teller                               00000000335                       15,684.50
         -----------------------------------------------------------------------------------------------------------
         04-01          Deposit Non Teller                               00000000681                        9,626.80
         -----------------------------------------------------------------------------------------------------------
         04-01          Deposit Non Teller                               00000000424                        6,419.95
         -----------------------------------------------------------------------------------------------------------
         04-01          Deposit Non Teller                               00000000441                        5,778.14
         -----------------------------------------------------------------------------------------------------------
         04-01          Deposit Non Teller                               00000000422                        3,840.22
         -----------------------------------------------------------------------------------------------------------
         04-01          Deposit Non Teller                               00000000424                        2,388.23
         -----------------------------------------------------------------------------------------------------------
         04-01          Deposit Non Teller                               00000000424                        2,168.62
         -----------------------------------------------------------------------------------------------------------
         04-01          Deposit Non Teller                               00000000461                        2,104.07
         -----------------------------------------------------------------------------------------------------------
         04-01          Deposit Non Teller                               00000000431                        1,991.05
         -----------------------------------------------------------------------------------------------------------
         04-01          Deposit Non Taller                               00000000424                        1,819.59
         -----------------------------------------------------------------------------------------------------------
         04-01          Deposit Non Teller                               00000000679                        1,637.60
         -----------------------------------------------------------------------------------------------------------
         04-01          Deposit Non Teller                               00000000461                        1,501.55
         -----------------------------------------------------------------------------------------------------------
         04-01          Deposit Non Teller                               00000000452                        1,429.94
         -----------------------------------------------------------------------------------------------------------
         04-01          Deposit Non Teller                               00000000422                        1,224.36
         -----------------------------------------------------------------------------------------------------------
         04-01          Deposit Non Teller                               00000000681                        1,160.93
         -----------------------------------------------------------------------------------------------------------
         04-01          Deposit Non Teller                               00000000441                        1,085.96
         -----------------------------------------------------------------------------------------------------------
         04-01          Deposit Non Teller                               00000000424                        1,040.23
         -----------------------------------------------------------------------------------------------------------
         04-01          Deposit Non Teller                               00000000424                          984.85
         -----------------------------------------------------------------------------------------------------------
         04-01          Deposit Non Teller                               00000000451                          938.56
         -----------------------------------------------------------------------------------------------------------
         04-01          Deposit Non Teller                               00000000441                          925.00
         -----------------------------------------------------------------------------------------------------------
         04-01          Deposit Non Teller                               00000000451                          853.83
         -----------------------------------------------------------------------------------------------------------
         04-01          Deposit Non Teller                               00000000451                          787.96
         -----------------------------------------------------------------------------------------------------------
         04-01          Deposit Non Teller                               00000000424                          777.00
         -----------------------------------------------------------------------------------------------------------
         04-01          Deposit Non Teller                               00000000442                          710.05
         -----------------------------------------------------------------------------------------------------------
         04-01          Deposit Non Teller                               00000000441                          660.00
         -----------------------------------------------------------------------------------------------------------
         04-01          Deposit Non Teller                               00000000424                          629.60
         -----------------------------------------------------------------------------------------------------------
         04-01          Deposit Non Teller                               00000000679                          624.24
         -----------------------------------------------------------------------------------------------------------
         04-01          Deposit Non Teller                               00000000422                          434.58
         -----------------------------------------------------------------------------------------------------------
         04-01          Deposit Non Teller                               00000000679                          423.61
         -----------------------------------------------------------------------------------------------------------
         04-01          Deposit Non Teller                               00000000451                          361.51
         -----------------------------------------------------------------------------------------------------------
         04-01          Deposit Non Teller                               00000000424                          345.00
         -----------------------------------------------------------------------------------------------------------
         04-01          ACH Credit                                                                            339.38
                          AIRLINES REPORTI PAYABLES 033104 A173
         -----------------------------------------------------------------------------------------------------------
         04-01          Deposit Non Teller                               00000000422                          292.04
         -----------------------------------------------------------------------------------------------------------
         04-01          Deposit Non Teller                               00000000424                          272.94
         -----------------------------------------------------------------------------------------------------------
         04-01          Deposit Non Teller                               00000000424                          250.00
         -----------------------------------------------------------------------------------------------------------
         04-01          Deposit Non Teller                               00000000462                          224.20
         -----------------------------------------------------------------------------------------------------------
         04-01          Deposit Non Teller                               00000000452                          223.39
         -----------------------------------------------------------------------------------------------------------
         04-01          ACH Credit                                                                            220.00
                          ALA MOANA TICKET TELECHECK 040401 05712517
         -----------------------------------------------------------------------------------------------------------
         04-01          Deposit Non Teller                               00000000432                          186.26
         -----------------------------------------------------------------------------------------------------------
         04-01          Deposit Non Teller                               00000000452                          170.71
         -----------------------------------------------------------------------------------------------------------
         04-01          Deposit Non Teller                               00000000422                          153.91
         -----------------------------------------------------------------------------------------------------------
         04-01          Deposit Non Teller                               00000000424                          139.92
         -----------------------------------------------------------------------------------------------------------
         04-01          ACH Credit                                                                            112.62
                          MOLOKAI STATION TELECHECK 040401 05771408
         -----------------------------------------------------------------------------------------------------------
         04-01          Deposit Non Teller                               00000000679                           81.60


         [LOGO OMITTED]  Bank of Hawaii


         HAWAIIAN AIRLINES INC                                                                          Page 4 of 21
         April 15, 2004                                                                                  0001-042424


         Date           Description                                                                        Additions
         -----------------------------------------------------------------------------------------------------------
         04-01          Deposit Non Teller                               00000000424                           62.00
         -----------------------------------------------------------------------------------------------------------
         04-01          Deposit Non Teller                               00000000424                           30.00
         -----------------------------------------------------------------------------------------------------------
         04-01          ACH Credit                                                                             25.00
                          HILO PASSENGER 4 TELECHECK 040401 05781604
         -----------------------------------------------------------------------------------------------------------
         04-01          ACH Credit                                                                             25.00
                          KONA KEAHOLE STA TELECHECK 040401 05781606
         -----------------------------------------------------------------------------------------------------------
         04-01          Deposit Non Teller                               00000000424                           25.00
         -----------------------------------------------------------------------------------------------------------
         04-01          Deposit Non Teller                               00000000424                           25.00
         -----------------------------------------------------------------------------------------------------------
         04-01          Deposit Non Teller                               00000000424                           15.00
         -----------------------------------------------------------------------------------------------------------
         04-01          Deposit Non Teller                               00000000424                           15.00
         -----------------------------------------------------------------------------------------------------------
         04-01          Deposit Non Teller                               00000000424                           12.75
         -----------------------------------------------------------------------------------------------------------
         04-01          ACH Credit                                                                              5.00
                          HILO SALES 636 TELECHECK 040401 05781608
         -----------------------------------------------------------------------------------------------------------
         04-02          Automatic Transfer                                                                 31,698.19
                          TRANSFER FROM CONCENTRATION ACCOUNT
                          0034036160
         -----------------------------------------------------------------------------------------------------------
         04-02          Wire Transfer Credit                                                              870,904.80
                          SOH FUNDS TRANSFER 040204 040402000472702
         -----------------------------------------------------------------------------------------------------------
         04-02          Deposit Non Teller                               00000000335                      326,354.25
         -----------------------------------------------------------------------------------------------------------
         04-02          Deposit Non Teller                               00000000335                       88,927.30
         -----------------------------------------------------------------------------------------------------------
         04-02          Deposit Non Teller                               00000000335                       70,099.34
         -----------------------------------------------------------------------------------------------------------
         04-02          Deposit Non Teller                               00000000335                       49,536.67
         -----------------------------------------------------------------------------------------------------------
         04-02          ACH Credit                                                                         33,844.70
                          USPS ST. LOUIS CONTRACTS 040402
                          990042880EA0000
         -----------------------------------------------------------------------------------------------------------
         04-02          Deposit Non Teller                               00000000431                       17,713.42
         -----------------------------------------------------------------------------------------------------------
         04-02          Deposit Non Teller                               00000000424                        5,535.00
         -----------------------------------------------------------------------------------------------------------
         04-02          Deposit Non Teller                               00000000424                        4,359.15
         -----------------------------------------------------------------------------------------------------------
         04-02          Deposit Non Teller                               00000000441                        4,353.34
         -----------------------------------------------------------------------------------------------------------
         04-02          ACH Credit                                                                          4,294.80
                          USPS ST. LOUIS CONTRACTS 040402
                          990042880EA0000
         -----------------------------------------------------------------------------------------------------------
         04-02          Deposit Non Teller                               00000000441                        4,005.89
         -----------------------------------------------------------------------------------------------------------
         04-02          Deposit Non Teller                               00000000681                        3,884.00
         -----------------------------------------------------------------------------------------------------------
         04-02          Deposit Non Teller                               00000000424                        3,112.61
         -----------------------------------------------------------------------------------------------------------
         04-02          Deposit Non Teller                               00000000461                        2,270.26
         -----------------------------------------------------------------------------------------------------------
         04-02          Deposit Non Teller                               00000000655                        2,142.50
         -----------------------------------------------------------------------------------------------------------
         04-02          Deposit Non Teller                               00000000681                        2,059.88
         -----------------------------------------------------------------------------------------------------------
         04-02          Deposit Non Teller                               00000000679                        1,912.41
         -----------------------------------------------------------------------------------------------------------
         04-02          Deposit Non Teller                               00000000424                        1,497.76
         -----------------------------------------------------------------------------------------------------------
         04-02          Deposit Non Teller                               00000000424                        1,256.40
         -----------------------------------------------------------------------------------------------------------
         04-02          Deposit Non Teller                               00000000679                        1,095.03
         -----------------------------------------------------------------------------------------------------------
         04-02          Deposit Non Teller                               00000000451                          967.05
         -----------------------------------------------------------------------------------------------------------
         04-02          Deposit Non Teller                               00000000431                          959.42
         -----------------------------------------------------------------------------------------------------------
         04-02          Deposit Non Teller                               00000000424                          905.81
         -----------------------------------------------------------------------------------------------------------
         04-02          Deposit Non Teller                               00000000424                          880.41
         -----------------------------------------------------------------------------------------------------------
         04-02          Deposit Non Teller                               00000000681                          877.00
         -----------------------------------------------------------------------------------------------------------
         04-02          Deposit Non Teller                               00000000451                          874.78
         -----------------------------------------------------------------------------------------------------------
         04-02          Deposit Non Teller                               00000000424                          780.66
         -----------------------------------------------------------------------------------------------------------
         04-02          Deposit Non Teller                               00000000424                          761.50
         -----------------------------------------------------------------------------------------------------------
         04-02          Deposit Non Teller                               00000000441                          750.00


         [LOGO OMITTED]  Bank of Hawaii


         HAWAIIAN AIRLINES INC                                                                          Page 5 of 21
         April 15, 2004                                                                                  0001-042424


         Date           Description                                                                        Additions
         -----------------------------------------------------------------------------------------------------------
         04-02          Deposit Non Teller                               00000000441                          740.00
         -----------------------------------------------------------------------------------------------------------
         04-02          ACH Credit                                                                            482.01
                          KAUAI PASSENGER TELECHECK 040402 05764731
         -----------------------------------------------------------------------------------------------------------
         04-02          Deposit Non Teller                               00000000424                          478.11
         -----------------------------------------------------------------------------------------------------------
         04-02          Deposit Non Teller                               00000000424                          421.64
         -----------------------------------------------------------------------------------------------------------
         04-02          ACH Credit                                                                            313.80
                          ALA MOANA TICKET TELECHECK 040402 05712517
         -----------------------------------------------------------------------------------------------------------
         04-02          Deposit Non Teller                               00000000461                          284.01
         -----------------------------------------------------------------------------------------------------------
         04-02          Deposit Non Teller                               00000000424                          243.86
         -----------------------------------------------------------------------------------------------------------
         04-02          Wire Transfer Credit                                                                  243.20
                          BOH FUNDS TRANSFER 040204 040402000291702
                          ARC 173
         -----------------------------------------------------------------------------------------------------------
         04-02          Deposit Non Teller                               00000000424                          215.00
         -----------------------------------------------------------------------------------------------------------
         04-02          ACH Credit                                                                            213.20
                          HILO PASSENGER 4 TELECHECK 040402 05781604
         -----------------------------------------------------------------------------------------------------------
         04-02          Deposit Non Teller                               00000000452                          204.66
         -----------------------------------------------------------------------------------------------------------
         04-02          Deposit Non Teller                               00000000424                          203.20
         -----------------------------------------------------------------------------------------------------------
         04-02          Deposit Non Teller                               00000000679                          153.20
         -----------------------------------------------------------------------------------------------------------
         04-02          Customer Deposit                                 00000000444                          140.00
         -----------------------------------------------------------------------------------------------------------
         04-02          Deposit Non Teller                               00000000432                          107.80
         -----------------------------------------------------------------------------------------------------------
         04-02          Deposit Non Teller                               00000000442                           99.06
         -----------------------------------------------------------------------------------------------------------
         04-02          Deposit Non Teller                               00000000462                           54.90
         -----------------------------------------------------------------------------------------------------------
         04-02          Deposit Non Teller                               00000000424                           52.51
         -----------------------------------------------------------------------------------------------------------
         04-02          Deposit Non Teller                               00000000461                           25.00
         -----------------------------------------------------------------------------------------------------------
         04-02          Deposit Non Teller                               00000000681                            0.19
         -----------------------------------------------------------------------------------------------------------
         04-05          Automatic Transfer                                                                 69,090.48
                          TRANSFER FROM CONCENTRATION ACCOUNT
                          0034036160
         -----------------------------------------------------------------------------------------------------------
         04-05          Wire Transfer Credit                                                            2,040,303.38
                          BOH FUNDS TRANSFER 040504 040405000188702
         -----------------------------------------------------------------------------------------------------------
         04-05          ACH Credit                                                                      1,618,387.54
                          AMERICAN EXPRESS SETTLEMENT 040405 7992400143
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000335                      163,023.66
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000335                      138,859.11
         -----------------------------------------------------------------------------------------------------------
         04-05          Credit Memo                                                                        79,875.00
         -----------------------------------------------------------------------------------------------------------
         04-05          Wire Transfer Credit                                                               70,312.96
                          BOH FUNDS TRANSFER 040504 040405000440702
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000336                       56,122.12
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000681                       55,201.71
         -----------------------------------------------------------------------------------------------------------
         04-05          ACH Credit                                                                         25,369.04
                          DISCOVER BUS SVC SETTLEMENT 040402 601101601001736
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000681                       10,802.64
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000681                       10,770.00
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000431                        6,384.20
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000424                        6,070.00
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000424                        5,515.00
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000424                        5,030.00
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000424                        3,871.22
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000424                        3,388.43
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000424                        2,861.52
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000679                        2,723,88


         [LOGO OMITTED]  Bank of Hawaii


         HAWAIIAN AIRLINES INC                                                                          Page 6 of 21
         April 15, 2004                                                                                  0001-042424


         Date           Description                                                                        Additions
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000424                        2,650.72
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000424                        2,543.27
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000424                        2,357.64
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000424                        2,195.04
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000424                        1,990.79
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000441                        1,831.17
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000451                        1,780.94
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000424                        1,719.84
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000424                        1,644.20
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000441                        1,638.23
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000441                        1,580.88
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000424                        1,559.68
         -----------------------------------------------------------------------------------------------------------
         04-05          ACH Credit                                                                          1,495.84
                          VERIZON HAWAII I EDI PAYMTS
                          HAW04092
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000424                        1,386.87
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000679                        1,354.67
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000422                        1,312.47
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000431                        1,306.71
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000679                        1,262.17
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000431                        1,219.20
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000681                        1,163.02
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000335                        1,150.90
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000424                        1,038.15
         -----------------------------------------------------------------------------------------------------------
         04-05          ACH Credit                                                                          1,022.51
                          JCBI HI BKCD DEPST 200404 0001370758
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000336                          940.30
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000422                          938.07
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000441                          930.00
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000431                          882.17
         -----------------------------------------------------------------------------------------------------------
         04-05          ACH Credit                                                                            877.80
                          KONA KEAHOLE STA TELECHECK 040405 05781606
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000451                          841.89
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000441                          790.00
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000441                          769.97
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000424                          767.12
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000461                          755.07
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000432                          750.71
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000431                          747.61
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000441                          737.83
         -----------------------------------------------------------------------------------------------------------
         04-05          ACH Credit                                                                            732.27
                          ALA MOANA TICKET TELECHECK 040405 05712517
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000441                          730.58
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000679                          704.02
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000441                          675.00
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000441                          575.00
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000452                          541.46
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000424                          537.75
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000424                          535.00
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000424                          480.00
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000424                          473.44


         [LOGO OMITTED]  Bank of Hawaii


         HAWAIIAN AIRLINES INC                                                                          Page 7 of 21
         April 15, 2004                                                                                  0001-042424


         Date           Description                                                                        Additions
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000441                          425.00
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000424                          410.00
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000451                          408.01
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000451                          405.14
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000441                          405.00
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000461                          402.99
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000424                          383.40
         -----------------------------------------------------------------------------------------------------------
         04-05          ACH Credit                                                                            381.88
                          KAUAI PASSENGER TELECHECK 040405 05764731
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000424                          380.00
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000442                          360.90
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000424                          360.59
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000424                          341.40
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000451                          318.21
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000442                          314.18
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000424                          302.02
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000424                          295.00
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000431                          289.98
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000452                          278.90
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000424                          250.00
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000335                          236.41
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000424                          233.02
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000424                          230.00
         -----------------------------------------------------------------------------------------------------------
         04-05          Customer Deposit                                 00000000445                          207.55
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000424                          184.60
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000424                          175.00
         -----------------------------------------------------------------------------------------------------------
         04-05          Customer Deposit                                 00000000444                          174.73
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000424                          170.00
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000424                          170.00
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000424                          153.42
         -----------------------------------------------------------------------------------------------------------
         04-05          ACH Credit                                                                            150.00
                          HILO PASSENGER 4 TELECHECK 040405 05781604
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000424                          150.00
         -----------------------------------------------------------------------------------------------------------
         04-05          Customer Deposit                                 00000000445                          144.11
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000424                          130.00
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000424                          130.00
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000451                          116.51
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000424                           90.00
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000462                           87.60
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000461                           70.00
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000424                           62.50
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000336                           59.59
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000424                           50.00
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000681                           30.70
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000424                           30.00
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000424                           25.50
         -----------------------------------------------------------------------------------------------------------
         04-05          Customer Deposit                                 00000000445                           25.00
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000424                           25.00
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000424                           25.00
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000424                           25.00
         -----------------------------------------------------------------------------------------------------------
         04-05          Customer Deposit                                 00000000444                           20.01


         [LOGO OMITTED]  Bank of Hawaii


         HAWAIIAN AIRLINES INC                                                                          Page 8 of 21
         April 15, 2004                                                                                  0001-042424


         Date           Description                                                                        Additions
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000424                           19.01
         -----------------------------------------------------------------------------------------------------------
         04-05          Customer Deposit                                 00000000445                           15.00
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000336                           15.00
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000336                           15.00
         -----------------------------------------------------------------------------------------------------------
         04-05          Deposit Non Teller                               00000000424                            5.00
         -----------------------------------------------------------------------------------------------------------
         04-06          Automatic Transfer                                                                 37,792.56
                          TRANSFER FROM CONCENTRATION ACCOUNT
                          0034036160
         -----------------------------------------------------------------------------------------------------------
         04-06          Interest Transfer                                                                       2.34
                          FROM ACCT NO. 0006-000673 FROM CD NO.
                          0000-000001
         -----------------------------------------------------------------------------------------------------------
         04-06          Wire Transfer Credit                                                            3,848,379.51
                          BOH FUNDS TRANSFER 040604 040406000633702
         -----------------------------------------------------------------------------------------------------------
         04-06          Wire Transfer Credit                                                              864,493.39
                          BOH FUNDS TRANSFER 040604 040406000398702
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000335                      192,468.54
         -----------------------------------------------------------------------------------------------------------
         04-06          Wire Transfer Credit                                                               28,179.00
                          BOH FUNDS TRANSFER 040604 040406000083702
                          029-OTT-412688
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000335                        6,382.23
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000336                        6,363.34
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000424                        4,855.00
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000441                        3,718.11
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000424                        3,513.04
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000679                        3,380.65
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000424                        2,996.50
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000681                        2,930.00
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000441                        2,795.93
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000422                        2,424.60
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000424                        2,334.24
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000655                        2,250.00
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000461                        2,190.02
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000461                        1,975.32
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000655                        1,950.00
         -----------------------------------------------------------------------------------------------------------
         04-06          ACH Credit                                                                          1,896.20
                          ALA MOANA TICKET TELECHECK 040406 05712517
         -----------------------------------------------------------------------------------------------------------
         04-06          ACH Credit                                                                          1,859.37
                          1-800-FLOWERS IN BATCH 040204 16592
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000431                        1,736.95
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000424                        1,536.73
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000424                        1,514.34
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000679                        1,451.84
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000424                        1,375.14
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000461                        1,233.67
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000461                        1,213.30
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000452                        1,115.15
         -----------------------------------------------------------------------------------------------------------
         04-06          ACH Credit                                                                          1,088.07
                          KAHULUI PAX NO 4 TELECHECK 040406 05771405
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000422                        1,040.43
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000451                          967.64
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000424                          722.03


         [LOGO OMITTED]  Bank of Hawaii


         HAWAIIAN AIRLINES INC                                                                          Page 9 of 21
         April 15, 2004                                                                                  0001-042424


         Date           Description                                                                        Additions
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000431                          659.41
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000335                          623.14
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000461                          618.42
         -----------------------------------------------------------------------------------------------------------
         04-06          ACH Credit                                                                            602.64
                          KAHULUI PAX NO 4 TELECHECK 040406 05771405
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000461                          563.54
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000461                          556.43
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000441                          530.00
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Adjustment                               00000000679                          500.00
         -----------------------------------------------------------------------------------------------------------
         04-06          ACH Credit                                                                            471.40
                          KAUAI PASSENGER TELECHECK 040406 05764731
         -----------------------------------------------------------------------------------------------------------
         04-06          ACH Credit                                                                            465.36
                          KONA KEAHOLE STA TELECHECK 040406 05781606
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000461                          440.02
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000424                          370.00
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000424                          353.20
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000431                          300.00
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000432                          295.46
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000681                          288.80
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000441                          285.00
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000424                          277.50
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000424                          270.00
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000462                          238.44
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000424                          229.52
         -----------------------------------------------------------------------------------------------------------
         04-06          ACH Credit                                                                            208.01
                          HONOLULU STN PAX TELECHECK 040406 05712512
         -----------------------------------------------------------------------------------------------------------
         04-06          Customer Deposit                                 00000000445                          208.01
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000462                          207.76
         -----------------------------------------------------------------------------------------------------------
         04-06          ACH Credit                                                                            202.12
                          HILO PASSENGER 4 TELECHECK 040406 05781604
         -----------------------------------------------------------------------------------------------------------
         04-06          ACH Credit                                                                            187.61
                          ALA MOANA TICKET TELECHECK 040406 05712517
         -----------------------------------------------------------------------------------------------------------
         04-06          ACH Credit                                                                            130.44
                          HILO PASSENGER 4 TELECHECK 040406 05781604
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000442                          122.81
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000462                          121.49
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000451                          120.00
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000424                          100.00
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000424                          100.00
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000336                           75.00
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000681                           61.20
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000424                           54.00
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000424                           50.00
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000681                           50.00
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000424                           42.00
         -----------------------------------------------------------------------------------------------------------
         04-06          Customer Deposit                                 00000000444                           30.62
         -----------------------------------------------------------------------------------------------------------
         04-06          ACH Credit                                                                             25.00
                          HILO PASSENGER 4 TELECHECK 040406 05781604
         -----------------------------------------------------------------------------------------------------------
         04-06          ACH Credit                                                                             25.00
                          JCB1 HI BKCD DEPST 200404 0001290923
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000335                           25.00




         [LOGO OMITTED]  Bank of Hawaii


         HAWAIIAN AIRLINES INC                                                                         Page 10 of 21
         April 15, 2004                                                                                  0001-042424


         Date           Description                                                                        Additions
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000424                           15.00
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000424                           15.00
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000679                            7.50
         -----------------------------------------------------------------------------------------------------------
         04-06          Deposit Non Teller                               00000000424                            3.18
         -----------------------------------------------------------------------------------------------------------
         04-07          Automatic Transfer                                                                 26,278.20
                          TRANSFER FROM CONCENTRATION ACCOUNT
                          0034036160
         -----------------------------------------------------------------------------------------------------------
         04-07          Wire Transfer Credit                                                            2,749,471.93
                          BOH FUNDS TRANSFER 040704 040407000220702
                          ARC 173
         -----------------------------------------------------------------------------------------------------------
         04-07          Wire Transfer Credit                                                              907,098.47
                          BOH FUNDS TRANSFER 040704 040407000421702
         -----------------------------------------------------------------------------------------------------------
         04-07          Deposit Non Teller                               00000000335                      419,434.23
         -----------------------------------------------------------------------------------------------------------
         04-07          Wire Transfer Credit                                                              241,434.18
                          BOH FUNDS TRANSFER 040704 040407000060702
                          000002382
         -----------------------------------------------------------------------------------------------------------
         04-07          Deposit Non Teller                               00000000335                       69,732.86
         -----------------------------------------------------------------------------------------------------------
         04-07          Wire Transfer Credit                                                               44,905.21
                          BOH FUNDS TRANSFER 040704 040407000652702
         -----------------------------------------------------------------------------------------------------------
         04-07          ACH Credit                                                                         31,684.04
                          DISCOVER BUS SVC SETTLEMENT 040406 601101601001736
         -----------------------------------------------------------------------------------------------------------
         04-07          Deposit Non Teller                               00000000681                       26,304.77
         -----------------------------------------------------------------------------------------------------------
         04-07          Customer Deposit                                 00000000636                       10,306.91
         -----------------------------------------------------------------------------------------------------------
         04-07          Deposit Non Teller                               00000000424                        9,891.56
         -----------------------------------------------------------------------------------------------------------
         04-07          Deposit Non Teller                               00000000681                        9,808.50
         -----------------------------------------------------------------------------------------------------------
         04-07          Customer Deposit                                 00000000636                        9,670.70
         -----------------------------------------------------------------------------------------------------------
         04-07          Customer Deposit                                 00000000636                        9,239.97
         -----------------------------------------------------------------------------------------------------------
         04-07          Deposit Non Teller                               00000000424                        4,530.00
         -----------------------------------------------------------------------------------------------------------
         04-07          Deposit Non Teller                               00000000422                        4,361.70
         -----------------------------------------------------------------------------------------------------------
         04-07          Deposit Non Teller                               00000000441                        3,730.79
         -----------------------------------------------------------------------------------------------------------
         04-07          Deposit Non Teller                               00000000424                        3,195.85
         -----------------------------------------------------------------------------------------------------------
         04-07          Deposit Non Teller                               00000000679                        2,350.21
         -----------------------------------------------------------------------------------------------------------
         04-07          Deposit Non Teller                               00000000424                        2,050.35
         -----------------------------------------------------------------------------------------------------------
         04-07          Deposit Non Teller                               00000000652                        1,983.00
         -----------------------------------------------------------------------------------------------------------
         04-07          Deposit Non Teller                               00000000441                        1,958.52
         -----------------------------------------------------------------------------------------------------------
         04-07          Deposit Non Teller                               00000000681                        1,938.78
         -----------------------------------------------------------------------------------------------------------
         04-07          Deposit Non Teller                               00000000679                        1,584.82
         -----------------------------------------------------------------------------------------------------------
         04-07          Deposit Non Teller                               00000000431                        1,554.06
         -----------------------------------------------------------------------------------------------------------
         04-07          Deposit Non Teller                               00000000431                        1,535.37
         -----------------------------------------------------------------------------------------------------------
         04-07          Deposit Non Teller                               00000000655                        1,350.00
         -----------------------------------------------------------------------------------------------------------
         04-07          Customer Deposit                                 00000000636                        1,127.02
         -----------------------------------------------------------------------------------------------------------
         04-07          Customer Deposit                                 00000000636                        1,011.92
         -----------------------------------------------------------------------------------------------------------
         04-07          Deposit Non Teller                               00000000681                          981.74
         -----------------------------------------------------------------------------------------------------------
         04-07          Deposit Non Teller                               00000000451                          958.32
         -----------------------------------------------------------------------------------------------------------
         04-07          Deposit Non Teller                               00000000451                          782.73
         -----------------------------------------------------------------------------------------------------------
         04-07          Customer Deposit                                 00000000636                          698.40
         -----------------------------------------------------------------------------------------------------------
         04-07          Deposit Non Teller                               00000000441                          635.00
         -----------------------------------------------------------------------------------------------------------
         04-07          Deposit Non Teller                               00000000422                          580.70
         -----------------------------------------------------------------------------------------------------------
         04-07          Deposit Non Teller                               00000000442                          504.16
         -----------------------------------------------------------------------------------------------------------
         04-07          Deposit Non Teller                               00000000424                          502,21
         -----------------------------------------------------------------------------------------------------------
         04-07          Deposit Non Teller                               00000000424                          475.00


         [LOGO OMITTED]  Bank of Hawaii


         HAWAIIAN AIRLINES INC                                                                         Page 11 of 21
         April 15, 2004                                                                                  0001-042424


         Date           Description                                                                        Additions
         -----------------------------------------------------------------------------------------------------------
         04-07          Deposit Non Teller                               00000000424                          440.00
         -----------------------------------------------------------------------------------------------------------
         04-07          Deposit Non Teller                               00000000424                          434.14
         -----------------------------------------------------------------------------------------------------------
         04-07          ACM Credit                                                                            351.32
                          HILO PASSENGER 4 TELECHECK 040407 05781604
         -----------------------------------------------------------------------------------------------------------
         04-07          ACH Credit                                                                            302.12
                          KAHULUI PAX NO 4 TELECHECK 040407 05771405
         -----------------------------------------------------------------------------------------------------------
         04-07          Deposit Non Teller                               00000000424                          235.61
         -----------------------------------------------------------------------------------------------------------
         04-07          Deposit Non Teller                               00000000424                          215.00
         -----------------------------------------------------------------------------------------------------------
         04-07          Deposit Non Teller                               00000000431                          180.00
         -----------------------------------------------------------------------------------------------------------
         04-07          Deposit Non Teller                               00000000441                          780.00
         -----------------------------------------------------------------------------------------------------------
         04-07          ACH Credit                                                                            165.60
                          KONA KEAHOLE STA TELECHECK 040407 05781606
         -----------------------------------------------------------------------------------------------------------
         04-07          ACH Credit                                                                            158.20
                          ALA MOANA TICKET TELECHECK 040407 05712517
         -----------------------------------------------------------------------------------------------------------
         04-07          Deposit Non Teller                               00000000424                          139.00
         -----------------------------------------------------------------------------------------------------------
         04-07          Customer Deposit                                 00000000444                          132.21
         -----------------------------------------------------------------------------------------------------------
         04-07          Deposit Non Teller                               00000000424                          119.01
         -----------------------------------------------------------------------------------------------------------
         04-07          Deposit Non Teller                               00000000432                           86.64
         -----------------------------------------------------------------------------------------------------------
         04-07          Deposit Non Teller                                                                     69.96
         -----------------------------------------------------------------------------------------------------------
         04-07          ACH Credit                                                                             66.07
                          HONOLULU STN PAX TELECHECK 040407 05712512
         -----------------------------------------------------------------------------------------------------------
         04-07          Deposit Non Teller                               00000000424                           65.00
         -----------------------------------------------------------------------------------------------------------
         04-07          Deposit Non Teller                               00000000424                           60.00
         -----------------------------------------------------------------------------------------------------------
         04-07          Deposit Non Teller                               00000000452                           54.67
         -----------------------------------------------------------------------------------------------------------
         04-07          Customer Deposit                                 00000000444                           30.32
         -----------------------------------------------------------------------------------------------------------
         04-07          Deposit Non Teller                               00000000424                           15.00
         -----------------------------------------------------------------------------------------------------------
         04-08          Automatic Transfer                                                                 20,443.49
                          TRANSFER FROM CONCENTRATION ACCOUNT
                          0034036160
         -----------------------------------------------------------------------------------------------------------
         04-08          Wire Transfer Credit                                                            1,021,878.18
                          B0H FUNDS TRANSFER 040804 040408000438702
         -----------------------------------------------------------------------------------------------------------
         04-08          Deposit Non Teller                               00000000335                       94,785.22
         -----------------------------------------------------------------------------------------------------------
         04-08          Deposit Non Teller                               00000000335                       13,786.00
         -----------------------------------------------------------------------------------------------------------
         04-08          Deposit Non Teller                               00000000424                        3,730.00
         -----------------------------------------------------------------------------------------------------------
         04-08          Deposit Non Teller                               00000000441                        3,602.87
         -----------------------------------------------------------------------------------------------------------
         04-08          Deposit Non Teller                               00000000679                        3,539.02
         -----------------------------------------------------------------------------------------------------------
         04-08          ACH Credit                                                                          3,450.21
                          KONA KEAHOLE STA TELECHECK 040408 05781606
         -----------------------------------------------------------------------------------------------------------
         04-08          Deposit Non Teller                               00000000424                        3,140.68
         -----------------------------------------------------------------------------------------------------------
         04-08          Deposit Non Teller                               00000000424                        2,643.23
         -----------------------------------------------------------------------------------------------------------
         04-08          Deposit Non Teller                               00000000441                        2,637.66
         -----------------------------------------------------------------------------------------------------------
         04-08          ACH Credit                                                                          2,472.50
                          HAWAIIAN VAC SEC FEES 040704
         -----------------------------------------------------------------------------------------------------------
         04-08          Deposit Non Teller                               00000000424                        2,432.32
         -----------------------------------------------------------------------------------------------------------
         04-08          Deposit Non Teller                               00000000424                        2,389.37
         -----------------------------------------------------------------------------------------------------------
         04-08          Deposit Non Teller                               00000000681                        2,320.00
         -----------------------------------------------------------------------------------------------------------
         04-08          Deposit Non Teller                               00000000424                        1,813.89
         -----------------------------------------------------------------------------------------------------------
         04-08          Deposit Non Teller                               00000000431                        1,564.85
         -----------------------------------------------------------------------------------------------------------
         04-08          Deposit Non Teller                               00000000451                        1,561.37
         -----------------------------------------------------------------------------------------------------------
         04-08          Deposit Non Teller                               00000000431                        1,307.63
         -----------------------------------------------------------------------------------------------------------
         04-08          Deposit Non Teller                               00000000461                        1,270.76


         [LOGO OMITTED]  Bank of Hawaii


         HAWAIIAN AIRLINES INC                                                                         Page 12 of 21
         April 15, 2004                                                                                  0001-042424


         Date           Description                                                                        Additions
         -----------------------------------------------------------------------------------------------------------
         04-08          Deposit Non Teller                               00000000461                        1,262.07
         -----------------------------------------------------------------------------------------------------------
         04-08          Deposit Non Teller                               00000000679                        1,233.05
         -----------------------------------------------------------------------------------------------------------
         04-08          Deposit Non Teller                               00000000652                        1,138.25
         -----------------------------------------------------------------------------------------------------------
         04-08          ACH Credit                                                                          1,128.81
                          ALA MOANA TICKET TELECHECK 040408 05712517
         -----------------------------------------------------------------------------------------------------------
         04-08          Deposit Non Teller                               00000000424                        1,092.56
         -----------------------------------------------------------------------------------------------------------
         04-08          Deposit Non Teller                               00000000424                          870.74
         -----------------------------------------------------------------------------------------------------------
         04-08          Deposit Non Teller                               00000000424                          804.92
         -----------------------------------------------------------------------------------------------------------
         04-08          ACH Credit                                                                            765.74
                          KAUAI PASSENGER TELECHECK 040408 05764731
         -----------------------------------------------------------------------------------------------------------
         04-08          Deposit Non Teller                               00000000424                          763.82
         -----------------------------------------------------------------------------------------------------------
         04-08          Deposit Non Teller                               00000000451                          721.78
         -----------------------------------------------------------------------------------------------------------
         04-08          Deposit Non Teller                               00000000441                          526.00
         -----------------------------------------------------------------------------------------------------------
         04-08          Deposit Non Teller                               00000000461                          482.22
         -----------------------------------------------------------------------------------------------------------
         04-08          Deposit Non Teller                               00000000461                          458.21
         -----------------------------------------------------------------------------------------------------------
         04-08          Deposit Non Teller                               00000000452                          448.39
         -----------------------------------------------------------------------------------------------------------
         04-08          Deposit Non Teller                               00000000424                          425.00
         -----------------------------------------------------------------------------------------------------------
         04-08          Deposit Non Teller                               00000000424                          321.44
         -----------------------------------------------------------------------------------------------------------
         04-08          Deposit Non Teller                               00000000424                          266.40
         -----------------------------------------------------------------------------------------------------------
         04-08          Deposit Non Teller                               00000000424                          250.00
         -----------------------------------------------------------------------------------------------------------
         04-08          Deposit Non Teller                               00000000424                          245.00
         -----------------------------------------------------------------------------------------------------------
         04-08          ACH Credit                                                                            220.02
                          HILO PASSENGER 4 TELECHECK 040408 05781604
         -----------------------------------------------------------------------------------------------------------
         04-08          Deposit Non Teller                               00000000462                          213.76
         -----------------------------------------------------------------------------------------------------------
         04-08          Deposit Non Teller                               00000000441                          205.00
         -----------------------------------------------------------------------------------------------------------
         04-08          Deposit Non Teller                               00000000424                          196.01
         -----------------------------------------------------------------------------------------------------------
         04-08          Deposit Non Teller                               00000000424                          172.60
         -----------------------------------------------------------------------------------------------------------
         04-08          Deposit Non Teller                               00000000424                          142.41
         -----------------------------------------------------------------------------------------------------------
         04-08          ACH Credit                                                                            136.76
                          KAHULUI PAX NO 4 TELECHECK 040408 05771405
         -----------------------------------------------------------------------------------------------------------
         04-08          Deposit Non Teller                               00000000432                          128.54
         -----------------------------------------------------------------------------------------------------------
         04-08          Deposit Non Teller                               00000000424                          113.02
         -----------------------------------------------------------------------------------------------------------
         04-08          Deposit Non Teller                               00000000442                           90.80
         -----------------------------------------------------------------------------------------------------------
         04-08          Customer Deposit                                 00000000444                           42.51
         -----------------------------------------------------------------------------------------------------------
         04-08          Deposit Non Teller                               00000000424                           25.00
         -----------------------------------------------------------------------------------------------------------
         04-08          Deposit Non Teller                               00000000424                           25.00
         -----------------------------------------------------------------------------------------------------------
         04-08          Deposit Non Teller                               00000000462                           12.75
         -----------------------------------------------------------------------------------------------------------
         04-08          Deposit Non Teller                               00000000424                            5.00
         -----------------------------------------------------------------------------------------------------------
         04-09          Automatic Transfer                                                                 57,641.80
                          TRANSFER FROM CONCENTRATION ACCOUNT
                          0034036150
         -----------------------------------------------------------------------------------------------------------
         04-09          Wire Transfer Credit                                                              991,458.94
                          BOH FUNDS TRANSFER 040904 040409000252702
         -----------------------------------------------------------------------------------------------------------
         04-09          Wire Transfer Credit                                                              500,000.00
                          BOH FUNDS TRANSFER 040904 040409000043702
                          245TTJ-20320203
         -----------------------------------------------------------------------------------------------------------
         04-09          Deposit Non Teller                               00000000335                      247,551.48
         -----------------------------------------------------------------------------------------------------------
         04-09          Deposit Non Teller                               00000000335                       41,165.77
         -----------------------------------------------------------------------------------------------------------
         04-09          ACH Credit                                                                         36,968.81
                          USPS ST. LOUIS CONTRACTS 040409
                          990042880EAOOOO


         [LOGO OMITTED]  Bank of Hawaii


         HAWAIIAN AIRLINES INC                                                                         Page 13 of 21
         April 15, 2004                                                                                  0001-042424


         Date           Description                                                                        Additions
         -----------------------------------------------------------------------------------------------------------
         04-09          Deposit Non Teller                               00000000681                       19,918.00
         -----------------------------------------------------------------------------------------------------------
         04-09          Deposit Non Teller                               00000000424                        4,929,00
         -----------------------------------------------------------------------------------------------------------
         04-09          Deposit Non Teller                               00000000441                        3,609.97
         -----------------------------------------------------------------------------------------------------------
         04-09          Deposit Non Teller                               00000000681                        3,605.00
         -----------------------------------------------------------------------------------------------------------
         04-09          Deposit Non Teller                               00000000441                        2,989.39
         -----------------------------------------------------------------------------------------------------------
         04-09          ACH Credit                                                                          2,828.97
                          LISPS ST. LOUIS CONTRACTS 040409
                          990042880EA000O
         -----------------------------------------------------------------------------------------------------------
         04-09          Deposit Non Teller                               00000000679                        2,635.08
         -----------------------------------------------------------------------------------------------------------
         04-09          Deposit Non Teller                               00000000424                        2,619.57
         -----------------------------------------------------------------------------------------------------------
         04-09          Deposit Non Teller                               00000000424                        2,412.76
         -----------------------------------------------------------------------------------------------------------
         04-09          Deposit Non Teller                               00000000655                        1,650.00
         -----------------------------------------------------------------------------------------------------------
         04-09          Deposit Non Teller                               00000000424                        1,636.16
         -----------------------------------------------------------------------------------------------------------
         04-09          Deposit Non Teller                               00000000681                        1,566.64
         -----------------------------------------------------------------------------------------------------------
         04-09          Deposit Non Teller                               00000000422                        1,467.81
         -----------------------------------------------------------------------------------------------------------
         04-09          Deposit Non Teller                               00000000424                        1,405.73
         -----------------------------------------------------------------------------------------------------------
         04-09          ACH Credit                                                                          1,219.84
                          ALA MOANA TICKET TELECHECK 040409 05712517
         -----------------------------------------------------------------------------------------------------------
         04-09          Deposit Non Teller                               00000000424                        1,136.62
         -----------------------------------------------------------------------------------------------------------
         04-09          Deposit Non Teller                               00000000431                          983.62
         -----------------------------------------------------------------------------------------------------------
         04-09          ACH Credit                                                                            967.56
                          JC81 HI BKCD DEPST 200404 0001370758
         -----------------------------------------------------------------------------------------------------------
         04-09          Deposit Non Teller                               00000000424                          962.99
         -----------------------------------------------------------------------------------------------------------
         04-09          Deposit Non Teller                               00000000422                          923.23
         -----------------------------------------------------------------------------------------------------------
         04-09          Deposit Non Teller                               00000000431                          892.30
         -----------------------------------------------------------------------------------------------------------
         04-09          Deposit Non Teller                               00000000424                          749.82
         -----------------------------------------------------------------------------------------------------------
         04-09          Deposit Non Teller                               00000000442                          603.66
         -----------------------------------------------------------------------------------------------------------
         04-09          ACH Credit                                                                            559.18
                          KAHULUI PAX NO 4 TELECHECK 040409 05771405
         -----------------------------------------------------------------------------------------------------------
         04-09          Deposit Non Teller                               00000000424                          479.50
         -----------------------------------------------------------------------------------------------------------
         04-09          Deposit Non Teller                               00000000424                          440.00
         -----------------------------------------------------------------------------------------------------------
         04-09          Deposit Non Teller                               00000000336                          400.00
         -----------------------------------------------------------------------------------------------------------
         04-09          Deposit Non Teller                               00000000424                          379.01
         -----------------------------------------------------------------------------------------------------------
         04-09          Deposit Non Teller                               00000000441                          340.00
         -----------------------------------------------------------------------------------------------------------
         04-09          Deposit Non Teller                               00000000441                          335.00
         -----------------------------------------------------------------------------------------------------------
         04-09          Deposit Non Teller                               00000000679                          324.20
         -----------------------------------------------------------------------------------------------------------
         04-09          Deposit Non Teller                               00000000424                          290.00
         -----------------------------------------------------------------------------------------------------------
         04-09          ACH Credit                                                                            237.61
                          KAUAI PASSENGER TELECHECK 040409 06764731
         -----------------------------------------------------------------------------------------------------------
         04-09          Deposit Non Teller                               00000000424                          236.64
         -----------------------------------------------------------------------------------------------------------
         04-09          Deposit Non Teller                               00000000336                          179.66
         -----------------------------------------------------------------------------------------------------------
         04-09          Deposit Non Teller                               00000000424                          146.05
         -----------------------------------------------------------------------------------------------------------
         04-09          Deposit Non Teller                               00000000432                          140.68
         -----------------------------------------------------------------------------------------------------------
         04-09          Deposit Non Teller                               00000000681                          136.64
         -----------------------------------------------------------------------------------------------------------
         04-09          Deposit Non Teller                               00000000424                          133.20
         -----------------------------------------------------------------------------------------------------------
         04-09          Deposit Non Teller                               00000000335                          125.00
         -----------------------------------------------------------------------------------------------------------
         04-09          Deposit Non Teller                               00000000424                           50.00
         -----------------------------------------------------------------------------------------------------------
         04-09          Customer Deposit                                 00000000445                           45.02
         -----------------------------------------------------------------------------------------------------------
         04-09          Deposit Adjustment                               00000000336                           30.00
         -----------------------------------------------------------------------------------------------------------
         04-09          Deposit Non Teller                               00000000424                           30.00
         -----------------------------------------------------------------------------------------------------------
         04-09          Deposit Non Teller                               00000000336                           15.00


         [LOGO OMITTED]  Bank of Hawaii


         HAWAIIAN AIRLINES INC                                                                         Page 14 of 21
         April 15, 2004                                                                                  0001-042424


         Date           Description                                                                        Additions
         -----------------------------------------------------------------------------------------------------------
         04-09          Deposit Non Teller                               00000000336                           15.00
         -----------------------------------------------------------------------------------------------------------
         04-09          Deposit Non Teller                               00000000336                           15.00
         -----------------------------------------------------------------------------------------------------------
         04-09          Deposit Non Teller                               00000000336                           15.00
         -----------------------------------------------------------------------------------------------------------
         04-12          Automatic Transfer                                                                  5,085.42
                          TRANSFER FROM CONCENTRATION ACCOUNT
                        0034036160
         -----------------------------------------------------------------------------------------------------------
         04-12          Wire Transfer Credit                                                            2,337,765.47
                          BOH FUNDS TRANSFER 041204 040412000232702
         -----------------------------------------------------------------------------------------------------------
         04-12          ACH Credit                                                                      1,687,822.97
                          AMERICAN EXPRESS SETTLEMENT 040412 7992400143
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000335                      183,956.63
         -----------------------------------------------------------------------------------------------------------
         04-12          Credit Memo                                                                        79,967.02
         -----------------------------------------------------------------------------------------------------------
         04-12          Wire Transfer Credit                                                               53,538.24
                          BOH FUNDS TRANSFER 041204 040412000474702
         -----------------------------------------------------------------------------------------------------------
         04-12          ACH Credit                                                                         18,345.85
                          DISCOVER BUS SVC SETTLEMENT 040409 601101601001736
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000681                        7,442.95
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000424                        7,262.57
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000424                        6,368.00
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000681                        5,580.00
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000424                        4,460.00
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000431                        4,053.04
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000424                        3,974.00
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000461                        2,911.77
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000424                        2,836.26
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000441                        2,777.38
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000441                        2,693.69
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000441                        2,272.73
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000679                        1,949.74
         -----------------------------------------------------------------------------------------------------------
         04-12          ACH Credit                                                                          1,875.00
                          KAHULUI PAX NO 4 TELECHECK 040412 05771405
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000424                        1,801.03
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000679                        1,777.29
         -----------------------------------------------------------------------------------------------------------
         04-12          ACH Credit                                                                          1,726.11
                          ALA MOANA TICKET TELECHECK 040412 05712517
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000655                        1,650.00
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000424                        1,473.74
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000461                        1,466.06
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000431                        1,450.75
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000441                        1,431.85
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000424                        1,378.40
         -----------------------------------------------------------------------------------------------------------
         04-12          Customer Deposit                                 00000000444                        1,308.73
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000679                        1,290.10
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000431                        1,216.83
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000431                        1,203.05
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000424                        1,138.40
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000451                        1,113.36
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000451                        1,109.98
         -----------------------------------------------------------------------------------------------------------
         04-12          ACH Credit                                                                          1,100.17
                          VERIZON HAWAII I EDI PAYMTS
                          HAW04099


         [LOGO OMITTED]  Bank of Hawaii


         HAWAIIAN AIRLINES INC                                                                         Page 15 of 21
         April 15, 2004                                                                                  0001-042424


         Date           Description                                                                        Additions
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000424                        1,081.63
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000424                        1,055.00
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000424                          984.62
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000424                          983.80
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000442                          957.62
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000441                          948.70
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000681                          924.26
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000431                          851.78
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000424                          844.43
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000424                          771.02
         -----------------------------------------------------------------------------------------------------------
         04-12          ATM Deposit                                      00000000424                          768.48
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000451                          733.01
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000451                          709.25
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000452                          700.73
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000424                          692.26
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000424                          668.12
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000424                          668.03
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000681                          662.78
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000424                          660.05
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000424                          629.63
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000424                          600.90
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000441                          595.00
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000424                          580.00
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000441                          580.00
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000424                          528.02
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000424                          472.22
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000451                          469.15
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000431                          465.53
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000424                          450.00
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000441                          445.00
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000441                          430.00
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000452                          429.00
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000451                          403.22
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000451                          377.12
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000424                          375.00
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000424                          375.00
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000424                          372.61
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000441                          368.80
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000424                          359.18
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000679                          353.81
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000424                          345.00
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000424                          316.16
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000462                          308.95
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000452                          300.25
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000441                          295.00
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000424                          291.00
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000424                          275.00
         -----------------------------------------------------------------------------------------------------------
         04-12          ACH Credit                                                                            270.00
                          HILO PASSENGER 4 TELECHECK 040412 05761604
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000424                          265.00
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000424                          255.00


         [LOGO OMITTED]  Bank of Hawaii


         HAWAIIAN AIRLINES INC                                                                         Page 16 of 21
         April 15, 2004                                                                                  0001-042424


         Date           Description                                                                        Additions
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000441                          245.00
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000432                          242.77
         -----------------------------------------------------------------------------------------------------------
         04-12          Customer Deposit                                 00000000444                          227.14
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000422                          226.27
         -----------------------------------------------------------------------------------------------------------
         04-12          ATM Deposit                                      00000000424                          221.02
         -----------------------------------------------------------------------------------------------------------
         04-12          ACH Credit                                                                            194.98
                          KAUAI PASSENGER TELECHECK 040412 05764731
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000424                          187.61
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000424                          178.20
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000451                          174.01
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000422                          163.79
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000424                          150.00
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000424                          116.01
         -----------------------------------------------------------------------------------------------------------
         04-12          Customer Deposit                                 00000000444                          109.03
         -----------------------------------------------------------------------------------------------------------
         04-12          Customer Deposit                                 00000000445                           98.22
         -----------------------------------------------------------------------------------------------------------
         04-12          Customer Deposit                                 00000000444                           94.78
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000424                           85.00
         -----------------------------------------------------------------------------------------------------------
         04-12          ACH Credit                                                                             80.00
                          KONA KEAHOLE STA TELECHECK 040412 06781806
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000424                           70.00
         -----------------------------------------------------------------------------------------------------------
         04-12          Customer Deposit                                 00000000445                           46.12
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000424                           40.00
         -----------------------------------------------------------------------------------------------------------
         04-12          Customer Deposit                                 00000000444                           39.02
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000424                           30.00
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000424                           25.00
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000424                           22.50
         -----------------------------------------------------------------------------------------------------------
         04-12          Customer Deposit                                 00000000445                           20.00
         -----------------------------------------------------------------------------------------------------------
         04-12          Deposit Non Teller                               00000000424                            0.10
         -----------------------------------------------------------------------------------------------------------
         04-13          Automatic Transfer                                                                 67,760.69
                          TRANSFER FROM CONCENTRATION ACCOUNT
                          0034036160
         -----------------------------------------------------------------------------------------------------------
         04-13          Wire Transfer Credit                                                              926,297.47
                          BOH FUNDS TRANSFER 041304 040413000473702
         -----------------------------------------------------------------------------------------------------------
         04-13          Wire Transfer Credit                                                              743,549.00
                          BOH FUNDS TRANSFER 041304 040413000822702
                          MAIL OF 04/04/13
         -----------------------------------------------------------------------------------------------------------
         04-13          Wire Transfer Credit                                                              354,595.44
                          BOH FUNDS TRANSFER 041304 040413001591702
         -----------------------------------------------------------------------------------------------------------
         04-13          Deposit Non Teller                               00000000335                      157,421.52
         -----------------------------------------------------------------------------------------------------------
         04-13          ACH Credit                                                                         32,399.37
                          DISCOVER BUS SVC SETTLEMENT 040410 601 101601001736
         -----------------------------------------------------------------------------------------------------------
         04-13          Deposit Non Teller                               00000000681                       14,506.40
         -----------------------------------------------------------------------------------------------------------
         04-13          Deposit Non Teller                               00000000335                        6,465.56
         -----------------------------------------------------------------------------------------------------------
         04-13          Deposit Non Teller                               00000000424                        4,915.00
         -----------------------------------------------------------------------------------------------------------
         04-13          Deposit Non Teller                               00000000424                        3,870.71
         -----------------------------------------------------------------------------------------------------------
         04-13          Deposit Non Teller                               00000000424                        3,384.19
         -----------------------------------------------------------------------------------------------------------
         04-13          Deposit Non Teller                               00000000424                        3,325.67
         -----------------------------------------------------------------------------------------------------------
         04-13          Deposit Non Teller                               00000000441                        2,640.47
         -----------------------------------------------------------------------------------------------------------
         04-13          Deposit Non Teller                               00000000424                        2,279.58
         -----------------------------------------------------------------------------------------------------------
         04-13          Deposit Non Teller                               00000000424                        2,209.17
         -----------------------------------------------------------------------------------------------------------
         04-13          Deposit Non Teller                               00000000679                        2,150.22


         [LOGO OMITTED]  Bank of Hawaii


         HAWAIIAN AIRLINES INC                                                                         Page 17 of 21
         April 15, 2004                                                                                  0001-042424


         Date           Description                                                                        Additions
         -----------------------------------------------------------------------------------------------------------
         04-13          Deposit Non Teller                               00000000461                        1,933.76
         -----------------------------------------------------------------------------------------------------------
         04-13          ACH Credit                                                                          1,845.62
                          KAUAI PASSENGER TELECHECK 040413 05764731
         -----------------------------------------------------------------------------------------------------------
         04-13          Deposit Non Teller                               00000000424                        1,808.20
         -----------------------------------------------------------------------------------------------------------
         04-13          Deposit Non Teller                               00000000461                        1,480.35
         -----------------------------------------------------------------------------------------------------------
         04-13          ACM Credit                                                                          1,276.86
                          ALA MOANA TICKET TELECHECK 040413 05712517
         -----------------------------------------------------------------------------------------------------------
         04-13          Deposit Non Teller                               00000000679                        1,206.52
         -----------------------------------------------------------------------------------------------------------
         04-13          ACH Credit                                                                          1,206.44
                          ALA MOANA TICKET TELECHECK 040413 05712517
         -----------------------------------------------------------------------------------------------------------
         04-13          Deposit Non Teller                               00000000424                        1,059.40
         -----------------------------------------------------------------------------------------------------------
         04-13          Deposit Non Teller                               00000000655                        1,050.00
         -----------------------------------------------------------------------------------------------------------
         04-13          Deposit Non Teller                               00000000431                          990.82
         -----------------------------------------------------------------------------------------------------------
         04-13          Deposit Non Teller                               00000000336                          942.83
         -----------------------------------------------------------------------------------------------------------
         04-13          Deposit Non Teller                               00000000431                          931.27
         -----------------------------------------------------------------------------------------------------------
         04-13          Deposit Non Teller                               00000000441                          908.46
         -----------------------------------------------------------------------------------------------------------
         04-13          ACH Credit                                                                            892.62
                          KAHULUI PAX NO 4 TELECHECK 040413 05771405
         -----------------------------------------------------------------------------------------------------------
         04-13          ACH Credit                                                                            889.80
                          KAHULUI PAX NO 4 TELECHECK 040413 05771405
         -----------------------------------------------------------------------------------------------------------
         04-13          Deposit Non Teller                               00000000424                          848.99
         -----------------------------------------------------------------------------------------------------------
         04-13          Deposit Non Teller                               00000000336                          834.46
         -----------------------------------------------------------------------------------------------------------
         04-13          Deposit Non Teller                               00000000462                          825.31
         -----------------------------------------------------------------------------------------------------------
         04-13          Deposit Non Teller                               00000000336                          786.98
         -----------------------------------------------------------------------------------------------------------
         04-13          Deposit Non Teller                               00000000679                          769.00
         -----------------------------------------------------------------------------------------------------------
         04-13          Deposit Non Teller                               00000000461                          765.88
         -----------------------------------------------------------------------------------------------------------
         04-13          Deposit Non Teller                               00000000424                          664.50
         -----------------------------------------------------------------------------------------------------------
         04-13          ACH Credit                                                                            600.25
                          KAHULUI PAX NO 4-TELECHECK 040413 05771405
         -----------------------------------------------------------------------------------------------------------
         04-13          ATM Deposit                                      00000000461                          587.61
         -----------------------------------------------------------------------------------------------------------
         04-13          Deposit Non Teller                               00000000461                          553.48
         -----------------------------------------------------------------------------------------------------------
         04-13          Deposit Non Teller                               00000000442                          532.76
         -----------------------------------------------------------------------------------------------------------
         04-13          Deposit Non Teller                               00000000424                          515.02
         -----------------------------------------------------------------------------------------------------------
         04-13          Deposit Non Teller                               00000000441                          480.00
         -----------------------------------------------------------------------------------------------------------
         04-13          Deposit Non Teller                               00000000431                          450.00
         -----------------------------------------------------------------------------------------------------------
         04-13          Deposit Non Teller                               00000000441                          445.00
         -----------------------------------------------------------------------------------------------------------
         04-13          Deposit Non Teller                               00000000461                          431.02
         -----------------------------------------------------------------------------------------------------------
         04-13          Deposit Non Teller                               00000000424                          421.01
         -----------------------------------------------------------------------------------------------------------
         04-13          ACH Credit                                                                            410.40
                          HILO PASSENGER 4 TELECHECK 040413 05781604
         -----------------------------------------------------------------------------------------------------------
         04-13          ACH Credit                                                                            401.41
                          KAUAI PASSENGER TELECHECK 040413 05764731
         -----------------------------------------------------------------------------------------------------------
         04-13          Deposit Non Teller                               00000000424                          395.00
         -----------------------------------------------------------------------------------------------------------
         04-13          ACH Credit                                                                            349.01
                          HILO PASSENGER 4 TELECHECK 040413 05781604
         -----------------------------------------------------------------------------------------------------------
         04-13          Deposit Non Teller                               00000000681                          346.16
         -----------------------------------------------------------------------------------------------------------
         04-13          ACH Credit                                                                            334.61
                          HILO PASSENGER 4 TELECHECK 040413 05781604
         -----------------------------------------------------------------------------------------------------------
         04-13          ACH Credit                                                                            312.02
                          KONA KEAHOLE STA TELECHECK 040413 05781606
         -----------------------------------------------------------------------------------------------------------
         04-13          Deposit Non Teller                               00000000432                          255.89


         [LOGO OMITTED]  Bank of Hawaii


         HAWAIIAN AIRLINES INC                                                                         Page 18 of 21
         April 15, 2004                                                                                  0001-042424


         Date           Description                                                                        Additions
         -----------------------------------------------------------------------------------------------------------
         04-13          Deposit Non Teller                               00000000452                          245.28
         -----------------------------------------------------------------------------------------------------------
         04-13          Deposit Non Teller                               00000000451                          210.61
         -----------------------------------------------------------------------------------------------------------
         04-13          Deposit Non Teller                               00000000424                          209.80
         -----------------------------------------------------------------------------------------------------------
         04-13          Deposit Non Teller                               00000000424                          180.00
         -----------------------------------------------------------------------------------------------------------
         04-13          Deposit Non Teller                               00000000335                          164.00
         -----------------------------------------------------------------------------------------------------------
         04-13          Deposit Non Teller                               00000000424                          116.01
         -----------------------------------------------------------------------------------------------------------
         04-13          Deposit Non Teller                               00000000424                          115.01
         -----------------------------------------------------------------------------------------------------------
         04-13          Deposit Non Teller                               00000000336                          100.72
         -----------------------------------------------------------------------------------------------------------
         04-13          Deposit Non Teller                               00000000424                           82.20
         -----------------------------------------------------------------------------------------------------------
         04-13          Deposit Non Teller                               00000000336                           75.00
         -----------------------------------------------------------------------------------------------------------
         04-13          ACH Credit                                                                             72.10
                          KAUAI PASSENGER TELECHECK 040413 05764731
         -----------------------------------------------------------------------------------------------------------
         04-13          Deposit Non Teller                               00000000451                           67.50
         -----------------------------------------------------------------------------------------------------------
         04-13          Deposit Non Teller                               00000000442                           45.37
         -----------------------------------------------------------------------------------------------------------
         04-13          Deposit Non Teller                               00000000424                           25.50
         -----------------------------------------------------------------------------------------------------------
         04-13          Deposit Non Teller                               00000000424                           15.00
         -----------------------------------------------------------------------------------------------------------
         04-13          Customer Deposit                                 00000000444                           12.78
         -----------------------------------------------------------------------------------------------------------
         04-13          Deposit Non Teller                               00000000462                           12.75
         -----------------------------------------------------------------------------------------------------------
         04-14          Automatic Transfer                                                                 25,366.78
                          TRANSFER FROM CONCENTRATION ACCOUNT
                          0034036160
         -----------------------------------------------------------------------------------------------------------
         04-14          Wire Transfer Credit                                                            4,296,728.14
                          BOH FUNDS TRANSFER 041404 040414000223702
                          ARC 173
         -----------------------------------------------------------------------------------------------------------
         04-14          Wire Transfer Credit                                                            2,598,852.59
                          BOH FUNDS TRANSFER 041404 040414000040702
                          000002405
         -----------------------------------------------------------------------------------------------------------
         04-14          Wire Transfer Credit                                                              917,567.46
                          BOH FUNDS TRANSFER 041404 040414000386702
         -----------------------------------------------------------------------------------------------------------
         04-14          Deposit Non Teller                               00000000335                       45,717.18
         -----------------------------------------------------------------------------------------------------------
         04-14          ACH Credit                                                                         31,191.01
                          DISCOVER BUS SVC SETTLEMENT 040413 601101601001736
         -----------------------------------------------------------------------------------------------------------
         04-14          ACH Credit                                                                         29,438.98
                          DISCOVER BUS SVC SETTLEMENT 040413 601101601001736
         -----------------------------------------------------------------------------------------------------------
         04-14          Deposit Non Teller                               00000000335                       28,205.50
         -----------------------------------------------------------------------------------------------------------
         04-14          Deposit Non Teller                               00000000681                       16,974.40
         -----------------------------------------------------------------------------------------------------------
         04-14          Customer Deposit                                 00000000636                       16,651.76
         -----------------------------------------------------------------------------------------------------------
         04-14          Deposit Non Teller                               00000000681                        8,484.60
         -----------------------------------------------------------------------------------------------------------
         04-14          Customer Deposit                                 00000000636                        5,714.12
         -----------------------------------------------------------------------------------------------------------
         04-14          Deposit Non Teller                               00000000681                        4,614.40
         -----------------------------------------------------------------------------------------------------------
         04-14          Deposit Non Teller                               00000000424                        4,595.00
         -----------------------------------------------------------------------------------------------------------
         04-14          Deposit Non Teller                               00000000441                        3,955.06
         -----------------------------------------------------------------------------------------------------------
         04-14          Deposit Non Teller                               00000000422                        3,571.47
         -----------------------------------------------------------------------------------------------------------
         04-14          Deposit Non Teller                               00000000424                        3,182.32
         -----------------------------------------------------------------------------------------------------------
         04-14          Deposit Non Teller                               00000000424                        2,923.23
         -----------------------------------------------------------------------------------------------------------
         04-14          Deposit Non Teller                               00000000441                        1,958.47
         -----------------------------------------------------------------------------------------------------------
         04-14          Customer Deposit                                 00000000636                        1,752.13
         -----------------------------------------------------------------------------------------------------------
         04-14          Deposit Non Teller                               00000000431                        1,708.72
         -----------------------------------------------------------------------------------------------------------
         04-14          Deposit Non Teller                               00000000422                        1,634.36
         -----------------------------------------------------------------------------------------------------------
         04-14          Deposit Non Teller                               00000000431                        1,538.31
         -----------------------------------------------------------------------------------------------------------
         04-14          Deposit Non Teller                               00000000424                        1,520.47


         [LOGO OMITTED]  Bank of Hawaii


         HAWAIIAN AIRLINES INC                                                                         Page 19 of 21
         April 15, 2004                                                                                  0001-042424


         Date           Description                                                                        Additions
         -----------------------------------------------------------------------------------------------------------
         04-14          Deposit Non Teller                               00000000424                        1,469.74
         -----------------------------------------------------------------------------------------------------------
         04-14          Customer Deposit                                 00000000636                        1,238.27
         -----------------------------------------------------------------------------------------------------------
         04-14          Customer Deposit                                 00000000636                        1,142.43
         -----------------------------------------------------------------------------------------------------------
         04-14          Deposit Non Teller                               00000000461                          995.88
         -----------------------------------------------------------------------------------------------------------
         04-14          Deposit Non Teller                               00000000424                          938.65
         -----------------------------------------------------------------------------------------------------------
         04-14          Deposit Non Teller                               00000000679                          823.30
         -----------------------------------------------------------------------------------------------------------
         04-14          Deposit Non Teller                               00000000681                          666.00
         -----------------------------------------------------------------------------------------------------------
         04-14          Deposit Non Teller                               00000000679                          612.27
         -----------------------------------------------------------------------------------------------------------
         04-14          Deposit Non Teller                               00000000422                          570.16
         -----------------------------------------------------------------------------------------------------------
         04-14          Deposit Non Teller                               00000000461                          565.61
         -----------------------------------------------------------------------------------------------------------
         04-14          ACH Credit                                                                            563.45
                          ALA MOANA TICKET TELECHECK 040414 05712517
         -----------------------------------------------------------------------------------------------------------
         04-14          Deposit Non Teller                               00000000424                          561.91
         -----------------------------------------------------------------------------------------------------------
         04-14          Deposit Non Teller                               00000000422                          545.26
         -----------------------------------------------------------------------------------------------------------
         04-14          Deposit Non Teller                               00000000424                          530.91
         -----------------------------------------------------------------------------------------------------------
         04-14          Deposit Non Teller                                                                    506.23
         -----------------------------------------------------------------------------------------------------------
         04-14          Deposit Non Teller                               00000000442                          500.39
         -----------------------------------------------------------------------------------------------------------
         04-14          Deposit Non Teller                               00000000441                          485.00
         -----------------------------------------------------------------------------------------------------------
         04-14          Deposit Non Teller                               00000000335                          478.63
         -----------------------------------------------------------------------------------------------------------
         04-14          Deposit Non Teller                               00000000422                          469.14
         -----------------------------------------------------------------------------------------------------------
         04-14          Deposit Non Teller                               00000000451                          430.61
         -----------------------------------------------------------------------------------------------------------
         04-14          Deposit Non Teller                               00000000424                          430.00
         -----------------------------------------------------------------------------------------------------------
         04-14          Deposit Non Teller                               00000000422                          400.18
         -----------------------------------------------------------------------------------------------------------
         04-14          Deposit Non Teller                               00000000424                          372.52
         -----------------------------------------------------------------------------------------------------------
         04-14          Deposit Non Teller                               00000000432                          333.42
         -----------------------------------------------------------------------------------------------------------
         04-14          Deposit Non Teller                               00000000441                          310.00
         -----------------------------------------------------------------------------------------------------------
         04-14          Deposit Non Teller                               00000000424                          265.00
         -----------------------------------------------------------------------------------------------------------
         04-14          Deposit Non Teller                               00000000336                          259.60
         -----------------------------------------------------------------------------------------------------------
         04-14          ACH Credit                                                                            232.02
                          HILO PASSENGER 4 TELECHECK 040414 05781604
         -----------------------------------------------------------------------------------------------------------
         04-14          Deposit Non Teller                               00000000451                          214.01
         -----------------------------------------------------------------------------------------------------------
         04-14          Deposit Non Teller                               00000000462                          213.09
         -----------------------------------------------------------------------------------------------------------
         04-14          Deposit Non Teller                               00000000424                          210.00
         -----------------------------------------------------------------------------------------------------------
         04-14          Deposit Non Teller                               00000000681                          136.64
         -----------------------------------------------------------------------------------------------------------
         04-14          Deposit Non Teller                               00000000452                          130.73
         -----------------------------------------------------------------------------------------------------------
         04-14          Deposit Non Teller                               00000000424                          126.60
         -----------------------------------------------------------------------------------------------------------
         04-14          Deposit Non Teller                               00000000424                          100.00
         -----------------------------------------------------------------------------------------------------------
         04-14          Deposit Non Teller                               00000000424                           79.10
         -----------------------------------------------------------------------------------------------------------
         04-14          Deposit Non Teller                               00000000424                           60.00
         -----------------------------------------------------------------------------------------------------------
         04-14          Deposit Non Teller                               00000000424                           40.00
         -----------------------------------------------------------------------------------------------------------
         04-14          Deposit Non Teller                               00000000424                           30.00
         -----------------------------------------------------------------------------------------------------------
         04-14          ACH Credit                                                                             25.00
                          KAUAI PASSENGER TELECHECK 040414 05764731
         -----------------------------------------------------------------------------------------------------------
         04-14          Deposit Non Teller                               00000000336                           15.00
         -----------------------------------------------------------------------------------------------------------
         04-15          Automatic Transfer                                                                 33,087.74
                          TRANSFER FROM CONCENTRATION ACCOUNT
                          0034036160
         -----------------------------------------------------------------------------------------------------------
         04-15          Wire Transfer Credit                                                              893,365.92
                          BOH FUNDS TRANSFER 041504 040415000907702
         -----------------------------------------------------------------------------------------------------------
         04-15          Wire Transfer Credit                                                              161,892.18
                          BOH FUNDS TRANSFER 041504 040415000056702


         [LOGO OMITTED]  Bank of Hawaii


         HAWAIIAN AIRLINES INC                                                                         Page 20 of 21
         April 15, 2004                                                                                  0001-042424


         Date           Description                                                                        Additions
         -----------------------------------------------------------------------------------------------------------
         04-15          Deposit Non Teller                               00000000335                      102,726.25
         -----------------------------------------------------------------------------------------------------------
         04-15          Wire Transfer Credit                                                               93,813.76
                          BOH FUNOS TRANSFER 041504 040415001319702
                          01040415005412RN
         -----------------------------------------------------------------------------------------------------------
         04-15          ACH Credit                                                                         30,023.57
                          DISCOVER BUS SVC SETTLEMENT 040414 601101601001736
         -----------------------------------------------------------------------------------------------------------
         04-15          Credit Memo                                                                        21,903.46
         -----------------------------------------------------------------------------------------------------------
         04-15          ACH Credit                                                                         20,958.16
                          SPRINT 158 126 040414 HAWAIIAN AIRLINES
                          INC
         -----------------------------------------------------------------------------------------------------------
         04-15          Deposit Non Teller                               00000000681                        9,775.76
         -----------------------------------------------------------------------------------------------------------
         04-15          Deposit Non Teller                               00000000441                        3,882.58
         -----------------------------------------------------------------------------------------------------------
         04-15          Deposit Non Teller                               00000000424                        3,619.90
         -----------------------------------------------------------------------------------------------------------
         04-15          Deposit Non Teller                               00000000424                        3,493.02
         -----------------------------------------------------------------------------------------------------------
         04-15          Deposit Non Teller                               00000000679                        3,321.96
         -----------------------------------------------------------------------------------------------------------
         04-15          Deposit Non Teller                               00000000424                        2,342.86
         -----------------------------------------------------------------------------------------------------------
         04-15          Deposit Non Teller                               00000000461                        1,753.98
         -----------------------------------------------------------------------------------------------------------
         04-15          Deposit Non Teller                               00000000461                        1,659.50
         -----------------------------------------------------------------------------------------------------------
         04-15          Deposit Non Teller                               00000000432                        1,426.35
         -----------------------------------------------------------------------------------------------------------
         04-15          Deposit Non Teller                               00000000424                        1,422.82
         -----------------------------------------------------------------------------------------------------------
         04-15          Deposit Non Teller                               00000000461                        1,252.48
         -----------------------------------------------------------------------------------------------------------
         04-15          Deposit Non Teller                               00000000424                        1,162.22
         -----------------------------------------------------------------------------------------------------------
         04-15          Deposit Non Teller                               00000000431                        1,026.60
         -----------------------------------------------------------------------------------------------------------
         04-15          Deposit Non Teller                               00000000422                        1,006.29
         -----------------------------------------------------------------------------------------------------------
         04-15          Deposit Non Teller                               00000000451                          975.15
         -----------------------------------------------------------------------------------------------------------
         04-15          Deposit Non Teller                               00000000442                          938.24
         -----------------------------------------------------------------------------------------------------------
         04-15          Deposit Non Teller                               00000000655                          926.00
         -----------------------------------------------------------------------------------------------------------
         04-15          Deposit Non Teller                               00000000424                          900.00
         -----------------------------------------------------------------------------------------------------------
         04-15          Deposit Non Teller                               00000000652                          897.75
         -----------------------------------------------------------------------------------------------------------
         04-15          ACH Credit                                                                            849.32
                          ALA MOANA TICKET TELECHECK 040415 05712517
         -----------------------------------------------------------------------------------------------------------
         04-15          Deposit Non Teller                               00000000679                          790.86
         -----------------------------------------------------------------------------------------------------------
         04-15          Deposit Non Teller                               00000000441                          781.32
         -----------------------------------------------------------------------------------------------------------
         04-15          ACH Credit                                                                            736.04
                          KAHULUI PAX NO 4 TELECHECK 040415 05771405
         -----------------------------------------------------------------------------------------------------------
         04-15          Deposit Non Teller                               00000000431                          695.31
         -----------------------------------------------------------------------------------------------------------
         04-15          Deposit Non Teller                               00000000451                          544.00
         -----------------------------------------------------------------------------------------------------------
         04-15          Deposit Non Teller                               00000000424                          505.51
         -----------------------------------------------------------------------------------------------------------
         04-15          Deposit Non Teller                               00000000422                          504.32
         -----------------------------------------------------------------------------------------------------------
         04-15          Deposit Non Teller                               00000000461                          498.22
         -----------------------------------------------------------------------------------------------------------
         04-16          Deposit Non Teller                               00000000424                          474.78
         -----------------------------------------------------------------------------------------------------------
         04-15          Deposit Non Teller                               00000000424                          472.54
         -----------------------------------------------------------------------------------------------------------
         04-15          Deposit Non Teller                               00000000441                          395.00
         -----------------------------------------------------------------------------------------------------------
         04-15          Deposit Non Teller                               00000000424                          384.00
         -----------------------------------------------------------------------------------------------------------
         04-15          Deposit Non Teller                               00000000424                          375.03
         -----------------------------------------------------------------------------------------------------------
         04-15          ACH Credit                                                                            352.71
                          HILO PASSENGER 4 TELECHECK 040415 05781604
         -----------------------------------------------------------------------------------------------------------
         04-15          Deposit Non Teller                               00000000424                          340.00
         -----------------------------------------------------------------------------------------------------------
         04-15          ACH Credit                                                                            306.40
                          KAUAI PASSENGER TELECHECK 040416 05764731
         -----------------------------------------------------------------------------------------------------------
         04-15          Deposit Non Teller                               00000000655                          300.00


         [LOGO OMITTED]  Bank of Hawaii


         HAWAIIAN AIRLINES INC                                                                         Page 21 of 21
         April 15, 2004                                                                                  0001-042424


         Date           Description                                                                        Additions
         -----------------------------------------------------------------------------------------------------------
         04-15          Deposit Non Teller                               00000000441                          275.00
         -----------------------------------------------------------------------------------------------------------
         04-15          Deposit Non Teller                               00000000335                          251.22
         -----------------------------------------------------------------------------------------------------------
         04-15          Deposit Non Teller                               00000000681                          190.78
         -----------------------------------------------------------------------------------------------------------
         04-15          Deposit Non Teller                               00000000452                          163.37
         -----------------------------------------------------------------------------------------------------------
         04-15          ACH Credit                                                                            126.60
                          KONA KEAHOIE STA TELECHECK 040415 05781606
         -----------------------------------------------------------------------------------------------------------
         04-15          Deposit Non Teller                               00000000424                           97.42
         -----------------------------------------------------------------------------------------------------------
         04-15          Deposit Non Teller                               00000000424                           90.00
         -----------------------------------------------------------------------------------------------------------
         04-15          Deposit Non Teller                               00000000424                           80.00
         -----------------------------------------------------------------------------------------------------------
         04-15          Deposit Non Teller                               00000000681                           66.60
         -----------------------------------------------------------------------------------------------------------
         04-15          Deposit Non Teller                               00000000424                           45.00
         -----------------------------------------------------------------------------------------------------------
         04-15          Deposit Non Teller                               00000000681                           38.02
         -----------------------------------------------------------------------------------------------------------
         04-15          Deposit Non Teller                               00000000424                           30.00
         -----------------------------------------------------------------------------------------------------------
         04-15          Deposit Non Teller                               00000000424                           25.50
         -----------------------------------------------------------------------------------------------------------
         04-15          Deposit Non Teller                               00000000424                           15.00
         -----------------------------------------------------------------------------------------------------------
         04-15          Deposit Non Teller                               00000000462                            7.44


DAILY BALANCES
         Date           Amount    Date           Amount    Date           Amount
         ---------------------    ---------------------    ---------------------
         03-31            0.00    04-06            0.00    04-12            0.00
         ---------------------    ---------------------    ---------------------
         04-01            0.00    04-07            0.00    04-13            0.00
         ---------------------    ---------------------    ---------------------
         04-02            0.00    04-08            0.00    04-14            0.00
         ---------------------    ---------------------    ---------------------
         04-05            0.00    04-09            0.00    04-15            0.00
         ---------------------    ---------------------    ---------------------

     [LOGO OMITTED]  Bank of Hawaii                 Statement of Account


     Last statement: April 15, 2004                 Account:  0001-042424
     This statement: April 30, 2004                 Page 1 of 22
     Total days in statement period: 15             Number of Enclosures:  (679)

                                                    Direct inquiries to:
                                                    888-643-3888
     HAWAIIAN AIRLINES INC
     COLLECTION ACCOUNT                             BANK OF HAWAII
     PO BOX 29906                                   P.O. BOX 2900
     HONOLULU, HI 96820                             HONOLULU HI 96846


     __________________________________________________________________________

     USE YOUR BANK OF HAWAII CHECK CARD FOR BUSINESS AND SAVE. FIND OUT HOW MUCH YOU CAN SAVE AT BOH.COM/BUSINESS BANKING. APPLY FOR A CHECK CARD FOR BUSINESS TODAY! MEMBER FDIC.
     __________________________________________________________________________


Analyzed Business Checking

     Account number           0001-042424   Beginning balance              $0.00
     Enclosures                       679   Total additions        35,155,890.88
     Low balance                    $0.00   Total subtractions     35,155,890.88
                                                                   -------------
     Average balance                $0.00   Ending balance                  $.00


DEBITS

         Date           Description                                                                     Subtractions
         -----------------------------------------------------------------------------------------------------------
         04-16          ACH Debit                                                                               5.39
                          JCBI HI BKCD M DSC 200404 0001290857
         -----------------------------------------------------------------------------------------------------------
         04-16          Automatic Transfer                                                              2,024,062.28
                          TRANSFER TO CONCENTRATION ACCOUNT
                          0001028588
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposited Item Rtned                                                                  175.61
         -----------------------------------------------------------------------------------------------------------
         04-19          Automatic Transfer                                                              5,850,106.16
                          TRANSFER TO CONCENTRATION ACCOUNT
                          0001028588
         -----------------------------------------------------------------------------------------------------------
         04-20          Debit Memo                                                                            140.00
         -----------------------------------------------------------------------------------------------------------
         04-20          Automatic Transfer                                                              2,068,145.43
                          TRANSFER TO CONCENTRATION ACCOUNT
                          0001028588
         -----------------------------------------------------------------------------------------------------------
         04-21          ACH Debit                                                                             268.08
                          CLARKE AMERICAN CHK ORDER 040417 Y30461100221400
         -----------------------------------------------------------------------------------------------------------
         04-21          ACH Debit                                                                              51.66
                          CLARKE AMERICAN CHK ORDER 040417 Y30587760351100
         -----------------------------------------------------------------------------------------------------------
         04-21          Automatic Transfer                                                              4,455,152.60
                          TRANSFER TO CONCENTRATION ACCOUNT
                          0001028588
         -----------------------------------------------------------------------------------------------------------
         04-22          Automatic Transfer                                                              1,238,575.89
                          TRANSFER TO CONCENTRATION ACCOUNT
                          0001028588


[LOGO OMITTED]  Bank of Hawaii
-------------------------------------------------------------------------------
UNDERSTANDING YOUR ACCOUNT STATEMENT
-------------------------------------------------------------------------------
Please report any errors, discrepancies, irregularities or omissions.
This statement summarizes the activity of your account(s) during the statement period shown on the front.

1. ACCOUNT SUMMARY includes beginning balance, number of enclosures, low/average balance, interest paid year to date (if any), total additions (credits), and subtractions (debits) and the ending balance for this statement period.
2. CHECKS include checks in numerical order. An asterisk (*) next to the check number indicates that a check(s) preceding it is not stated because it has not yet cleared the bank or was listed on a prior statement.
3. DEBITS include withdrawals, automatic deductions/payments, transfers out of the account, card transactions (such as Bank Machine transactions and Check Card transactions), fees (such as the Monthly Service Fee/ Maintenance Fee (if any)).
4. CREDITS include deposits, transfers to the account, special entries (such as corrections) and Interest Earned (if applicable).
5.   DAILY BALANCE includes all activity up to and including that date.
6. SUMMARY OF ACCOUNT BALANCES is reflected for combined statements. This reflects the balance at the end of the statement period.
-------------------------------------------------------------------------------
ACCOUNT RECONCILIATION
-------------------------------------------------------------------------------
This worksheet will assist you in balancing your account.

                                                              --------------
  o Ending balance reflected on this statement                  $
                                                              --------------
  o Add deposits and transfers to this account;
    not yet reflected on this statement:
  ------------------------------------------------------------
     Date     Amount     Date     Amount    Date     Amount
  ------------------------------------------------------------
             $                   $                  $
  ------------------------------------------------------------
             $                   $                  $
  --------------------------------------------------------------------------
             $                   $                  $         + $
  --------------------------------------------------------------------------

                                                              --------------
  o Sub-Total:                                                = $
                                                              --------------
  o Subtract checks, withdrawals and transfers out
    of this account, not reflected on this statement
  ------------------------------------------------------------
     Date/               Date/              Date/
   Check No.  Amount   Check No.  Amount  Check No.  Amount
  ------------------------------------------------------------
             $                   $                  $
  ------------------------------------------------------------
             $                   $                  $
  --------------------------------------------------------------------------
             $                   $                  $         + $
  --------------------------------------------------------------------------

                                                              --------------
  o Current Account Balance:                                  = $
                                                              --------------
    (For checking accounts, thus amount should equal your checkbook register balance.)

-------------------------------------------------------------------------------
ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS (For Consumers Only)
-------------------------------------------------------------------------------
In case of errors or questions about your electronic transfers, or if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt, direct inquiries to us (as soon as you can) at the contact numbers or address shown on the front of this statement.
We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared. Please provide us the following information:

    o  Your name and account number
    o Describe the error or transfer you are questioning and explain as clearly as you can why you believe there is an error or why you need more information
    o  Date and dollar amount of the suspected error

We will investigate your complaint and correct any errors promptly. If we take more than 10 business days to do this, we will credit your account for the amount in question, so that you will have use of the money during the time it takes us to complete our investigation.
-------------------------------------------------------------------------------
FAIR CREDIT REPORTING ACT DISCLOSURE (For Consumers Only)
-------------------------------------------------------------------------------
If you believe we may have reported inaccurate information about your account to a consumer reporting agency, write us on a separate sheet of paper at the address shown on the front of this statement. Please identify the inaccurate information and why you feel it is inaccurate.
-------------------------------------------------------------------------------
                        State of Hawaii: 1-888-643-3888
                (TTY for the hearing impaired; 1-888-643-9888)
                         American Samoa: 684-633-4226
                        Guam and Saipan: 1-877-553-2424
                      Palau (Koror Branch); 680-488-2602
-------------------------------------------------------------------------------
MEMBER FDIC                                         [Equal Housing Lender Logo]

DDA-718 (Rev 11-2003)

         [LOGO OMITTED]  Bank of Hawaii

         HAWAIIAN AIRLINES INC                                                                          Page 2 of 22
         April 30, 2004                                                                                  0001-042424

         Date           Description                                                                     Subtractions
         -----------------------------------------------------------------------------------------------------------
         04-23          Debit Memo                                                                            150.00
         -----------------------------------------------------------------------------------------------------------
         04-23          ACH Debit                                                                              11.61
                          JCB1 HI BKCD M DSC 200404 0001370758
         -----------------------------------------------------------------------------------------------------------
         04-23          Automatic Transfer                                                              1,735,741.32
                          TRANSFER TO CONCENTRATION ACCOUNT
                          0001028588
         -----------------------------------------------------------------------------------------------------------
         04-26          Automatic Transfer                                                              5,440,247.57
                          TRANSFER TO CONCENTRATION ACCOUNT
                          0001028588
         -----------------------------------------------------------------------------------------------------------
         04-27          Deposited Item Rtned                                                                  939.60
         -----------------------------------------------------------------------------------------------------------
         04-27          Debit Memo                                                                            300.00
         -----------------------------------------------------------------------------------------------------------
         04-27          Deposited Item Rtned                                                                  111.01
         -----------------------------------------------------------------------------------------------------------
         04-27          ACH Debit                                                                               8.13
                          JCBI HI BKCD M DSC 200404 0001290857
         -----------------------------------------------------------------------------------------------------------
         04-27          Automatic Transfer                                                              1,475,575.15
                          TRANSFER TO CONCENTRATION ACCOUNT
                          0001028588
         -----------------------------------------------------------------------------------------------------------
         04-28          Deposited Item Rtned                                                                   66.64
         -----------------------------------------------------------------------------------------------------------
         04-28          ACH Debit                                                                              51.66
                          CLARKE AMERICAN CHK ORDER 040424 Y33N96430351100
         -----------------------------------------------------------------------------------------------------------
         04-28          Automatic Transfer                                                              3,587,449.14
                          TRANSFER TO CONCENTRATION ACCOUNT
                          0001028588
         -----------------------------------------------------------------------------------------------------------
         04-29          Automatic Transfer                                                              4,160,103.66
                          TRANSFER TO CONCENTRATION ACCOUNT
                          0001028588
         -----------------------------------------------------------------------------------------------------------
         04-30          Deposited Item Rtned                                                                   80.00
         -----------------------------------------------------------------------------------------------------------
         04-30          Debit Memo                                                                             32.00
         -----------------------------------------------------------------------------------------------------------
         04-30          ACH Debit                                                                              14.51
                          JCBI HI BKCD M DSC 200404 0001484047
         -----------------------------------------------------------------------------------------------------------
         04-30          ACH Debit                                                                              10.69
                          JCB1 HI BKCD M DSC 200404 0001370758
         -----------------------------------------------------------------------------------------------------------
         04-30          ACH Debit                                                                               3.11
                          JCB1 HI BKCD M DSC 200404 0001290766
         -----------------------------------------------------------------------------------------------------------
         04-30          Automatic Transfer                                                              3,118,311.98
                          TRANSFER TO CONCENTRATION ACCOUNT
                          0001028588

CREDITS

         Date           Description                                                                        Additions
         -----------------------------------------------------------------------------------------------------------
         04-16          Automatic Transfer                                                                100,004.81
                          TRANSFER FROM CONCENTRATION ACCOUNT
                          0034036160
         -----------------------------------------------------------------------------------------------------------
         04-16          Wire Transfer Credit                                                              876,974.08
                          BOH FUNDS TRANSFER 041604 040416000468702
         -----------------------------------------------------------------------------------------------------------
         04-16          Wire Transfer Credit                                                              700,000.00
                          BOH FUNDS TRANSFER 041604 040416000066702
                          245TTJ-20326510
         -----------------------------------------------------------------------------------------------------------
         04-16          Deposit Non Teller                               00000000335                      117,277.72
         -----------------------------------------------------------------------------------------------------------
         04-16          Deposit Non Teller                               00000000335                       81,082.09


         [LOGO OMITTED]  Bank of Hawaii


         HAWAIIAN AIRLINES INC                                                                          Page 3 of 22
         April 30, 2004                                                                                  0001-042424


         Date           Description                                                                        Additions
         -----------------------------------------------------------------------------------------------------------
         04-16          Wire Transfer Credit                                                               45,783.11
                          BOH FUNDS TRANSFER 041604 040416000457702
                          SWF OF 04/04/16
         -----------------------------------------------------------------------------------------------------------
         04-16          ACH Credit                                                                         45,483.72
                          DISCOVER BUS SVC SETTLEMENT 040415 601101601001736
         -----------------------------------------------------------------------------------------------------------
         04-16          Deposit Non Teller                               00000000681                       12,621.30
         -----------------------------------------------------------------------------------------------------------
         04-16          Deposit Non Teller                               00000000681                        7,522.40
         -----------------------------------------------------------------------------------------------------------
         04-16          Deposit Non Teller                               00000000424                        4,030.00
         -----------------------------------------------------------------------------------------------------------
         04-16          Deposit Non Teller                               00000000424                        4,009.32
         -----------------------------------------------------------------------------------------------------------
         04-16          Deposit Non Teller                               00000000424                        3,118.43
         -----------------------------------------------------------------------------------------------------------
         04-16          Deposit Non Teller                               00000000679                        2,685.94
         -----------------------------------------------------------------------------------------------------------
         04-16          Deposit Non Teller                               00000000441                        2,676.08
         -----------------------------------------------------------------------------------------------------------
         04-16          Deposit Non Teller                               00000000681                        2,463.00
         -----------------------------------------------------------------------------------------------------------
         04-16          Deposit Non Teller                               00000000424                        2,000.68
         -----------------------------------------------------------------------------------------------------------
         04-16          Deposit Non Teller                               00000000441                        1,433.30
         -----------------------------------------------------------------------------------------------------------
         04-16          Deposit Non Teller                               00000000679                        1,277.55
         -----------------------------------------------------------------------------------------------------------
         04-16          Deposit Non Teller                               00000000431                        1,166.70
         -----------------------------------------------------------------------------------------------------------
         04-16          Deposit Non Teller                               00000000424                        1,076.97
         -----------------------------------------------------------------------------------------------------------
         04-16          ACH Credit                                                                          1,026.92
                          ALA MOANA TfCKET TELECHECK 040416 05712517
         -----------------------------------------------------------------------------------------------------------
         04-16          Deposit Non Teller                               00000000431                          978.53
         -----------------------------------------------------------------------------------------------------------
         04-16          Deposit Non Teller                               00000000422                          931.21
         -----------------------------------------------------------------------------------------------------------
         04-16          Deposit Non Teller                               00000000424                          656.81
         -----------------------------------------------------------------------------------------------------------
         04-16          Deposit Non Teller                               00000000424                          604.20
         -----------------------------------------------------------------------------------------------------------
         04-16          Deposit Non Teller                               00000000452                          501.98
         -----------------------------------------------------------------------------------------------------------
         04-16          Deposit Non Teller                               00000000441                          485.00
         -----------------------------------------------------------------------------------------------------------
         04-16          Deposit Non Teller                               00000000424                          423.60
         -----------------------------------------------------------------------------------------------------------
         04-16          ACH Credit                                                                            423.19
                          KAHULUI PAX NO 4 TELECHECK 040416 05771405
         -----------------------------------------------------------------------------------------------------------
         04-16          Deposit Non Teller                               00000000424                          364.01
         -----------------------------------------------------------------------------------------------------------
         04-16          ACH Credit                                                                            363.23
                          HILO SALES 636 TELECHECK 040416 05781608
         -----------------------------------------------------------------------------------------------------------
         04-16          Deposit Non Teller                               00000000422                          349.61
         -----------------------------------------------------------------------------------------------------------
         04-16          Deposit Non Teller                               00000000442                          327.39
         -----------------------------------------------------------------------------------------------------------
         04-16          Deposit Non Teller                               00000000424                          325.00
         -----------------------------------------------------------------------------------------------------------
         04-16          Deposit Non Teller                               00000000424                          305.00
         -----------------------------------------------------------------------------------------------------------
         04-16          Deposit Non Teller                               00000000424                          288.17
         -----------------------------------------------------------------------------------------------------------
         04-16          Deposit Non Teller                               00000000424                          284.98
         -----------------------------------------------------------------------------------------------------------
         04-16          Deposit Non Teller                               00000000441                          275.00
         -----------------------------------------------------------------------------------------------------------
         04-16          Deposit Non Teller                               00000000432                          261.09
         -----------------------------------------------------------------------------------------------------------
         04-16          Deposit Non Teller                               00000000424                          226.00
         -----------------------------------------------------------------------------------------------------------
         04-16          Deposit Non Teller                               00000000681                          217.40
         -----------------------------------------------------------------------------------------------------------
         04-16          ACH Credit                                                                            189.00
                          JCB1 H1 BKCD DEPST 200404 0001290857
         -----------------------------------------------------------------------------------------------------------
         04-16          Deposit Non Teller                               00000000451                          188.42
         -----------------------------------------------------------------------------------------------------------
         04-16          ACM Credit                                                                            180.60
                          HILO PASSENGER 4 TELECHECK 040416 05781604
         -----------------------------------------------------------------------------------------------------------
         04-16          Deposit Non Teller                               00000000335                          170.72
         -----------------------------------------------------------------------------------------------------------
         04-16          Deposit Non Teller                               00000000451                          167.50
         -----------------------------------------------------------------------------------------------------------
         04-16          Deposit Non Teller                               00000000681                          153.60
         -----------------------------------------------------------------------------------------------------------
         04-16          Deposit Non Teller                               00000000424                          131.42


         [LOGO OMITTED]  Bank of Hawaii


         HAWAIIAN AIRLINES INC                                                                          Page 4 of 22
         April 30, 2004                                                                                  0001-042424


         Date           Description                                                                        Additions
         -----------------------------------------------------------------------------------------------------------
         04-16          ACH Credit                                                                            125.00
                          KONA KEAHOLE STA TELECHECK 040416 05781606
         -----------------------------------------------------------------------------------------------------------
         04-16          Deposit Non Teller                               00000000424                           80.00
         -----------------------------------------------------------------------------------------------------------
         04-16          Deposit Non Teller                               00000000424                           80.00
         -----------------------------------------------------------------------------------------------------------
         04-16          Deposit Non Teller                               00000000424                           65.00
         -----------------------------------------------------------------------------------------------------------
         04-16          Deposit Non Teller                               00000000424                           61.50
         -----------------------------------------------------------------------------------------------------------
         04-16          Customer Deposit                                 00000000444                           45.00
         -----------------------------------------------------------------------------------------------------------
         04-16          Deposit Non Teller                               00000000424                           40.00
         -----------------------------------------------------------------------------------------------------------
         04-16          Deposit Non Teller                               00000000424                           31.88
         -----------------------------------------------------------------------------------------------------------
         04-16          Deposit Non Teller                               00000000424                           30.00
         -----------------------------------------------------------------------------------------------------------
         04-16          Customer Deposit                                 00000000445                           22.61
         -----------------------------------------------------------------------------------------------------------
         04-19          Automatic Transfer                                                                 40,719.98
                          TRANSFER FROM CONCENTRATION ACCOUNT
                          0034036160
         -----------------------------------------------------------------------------------------------------------
         04-19          Wire Transfer Credit                                                            2,260,580.74
                          BOH FUNDS TRANSFER 041904 040419000491702
         -----------------------------------------------------------------------------------------------------------
         04-19          ACH Credit                                                                      1,638,940.61
                          AMERICAN EXPRESS SETTLEMENT 040419 7992400143
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000335                    1,370,741.31
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000336                      149,627.84
         -----------------------------------------------------------------------------------------------------------
         04-19          Credit Memo                                                                        79,875.00
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000335                       74,454.40
         -----------------------------------------------------------------------------------------------------------
         04-19          Wire Transfer Credit                                                               54,827.86
                          BOH FUNDS TRANSFER 041904 040419000510702
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000335                       24,699.21
         -----------------------------------------------------------------------------------------------------------
         04-19          ACH Credit                                                                         23,307.08
                          DISCOVER BUS SVC SETTLEMENT 040416 801101601001736
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000335                       19,896.20
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000681                       10,638.40
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000424                        7,153.70
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000681                        5,773.00
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller.                              00000000681                        5,768.00
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000424                        5,300.00
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000424                        4,960.00
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000441                        4,382.80
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000424                        3,695.55
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000424                        2,992.12
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000679                        2,871.91
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000424                        2,643.07
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000441                        2,437.84
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000424                        2,281.48
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000431                        2,121.64
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000424                        1,998.03
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000424                        1,977.35
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000431                        1,843.86
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000424                        1,767.00
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000655                        l,650.00
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000424                        1,528.19
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000424                        1,437.83
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000441                        1,431.57
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000424                        1,420.09


         [LOGO OMITTED]  Bank of Hawaii


         HAWAIIAN AIRLINES INC                                                                          Page 5 of 22
         April 30, 2004                                                                                  0001-042424


         Date           Description                                                                        Additions
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000679                        1,305.67
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000431                        1,274.03
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000461                        1,195.58
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000424                        1,158.15
         -----------------------------------------------------------------------------------------------------------
         04-19          ACH Credit                                                                          1,136.39
                          ALA MOANA TICKET TELECHECK 040419 05712517
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller.                              00000000451                          943.22
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000441                          923.76
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000424                          904.50
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000441                          903.59
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000424                          902.35
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000452                          891.64
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000424                          847.38
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000424                          819.84
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000431                          788.92
         -----------------------------------------------------------------------------------------------------------
         04-19          ACH Credit                                                                            746.63
                          KAUAI PASSENGER TELECHECK 040419 05764731
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000424                          712.42
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000424                          706.44
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000441                          695.04
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000431                          658.90
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000424                          657.28
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000451                          651.89
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000431                          617.12
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000441                          605.00
         -----------------------------------------------------------------------------------------------------------
         04-19          ACH Credit                                                                            581.62
                          KAHULUI PAX NO 4 TELECHECK 040419 05771405
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000451                          580.46
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000424                          574.95
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000424                          560.23
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000451                          548.03
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000441                          500.00
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000442                          485.87
         -----------------------------------------------------------------------------------------------------------
         04-19          ACH Credit                                                                            466.67
                          HILO SALES 636 TELECHECK 040419 05781608
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000424                          445.00
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000424                          442.41
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000462                          439.90
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000424                          430.00
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000441                          430.00
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000441                          415.00
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000424                          414.57
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000452                          414.31
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000424                          399.99
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000336                          399.58
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000424                          372.17
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000441                          355.00
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000451                          333.61
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000441                          330.00
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000462                          330.00
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000451                          311.63


         [LOGO OMITTED]  Bank of Hawaii


         HAWAIIAN AIRLINES INC                                                                          Page 6 of 22
         April 30, 2004                                                                                  0001-042424


         Date           Description                                                                        Additions
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000424                          299.04
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000424                          295.00
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000424                          275.00
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000681                          256.34
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000679                          255.70
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000424                          255.00
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000424                          250.00
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000424                          230.00
         -----------------------------------------------------------------------------------------------------------
         04-19          Customer Deposit                                 00000000444                          218.13
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000681                          209.06
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000424                          176.60
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000442                          173.94
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000424                          153.20
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000679                          149.06
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000681                          140.25
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000432                          118.40
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000424                          100.00
         -----------------------------------------------------------------------------------------------------------
         04-19          Customer Deposit                                 00000000444                           56.73
         -----------------------------------------------------------------------------------------------------------
         04-19          ACH Credit                                                                             50.00
                          HILO PASSENGER 4 TELECHECK 040419 05781604
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000424                           50.00
         -----------------------------------------------------------------------------------------------------------
         04-19          Customer Deposit                                 00000000444                           47.51
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000424                           42.41
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000424                           30.00
         -----------------------------------------------------------------------------------------------------------
         04-19          ACH Credit                                                                             25.00
                          MOLOKAI STATION TELECHECK 040419 05771408
         -----------------------------------------------------------------------------------------------------------
         04-19          ACH Credit                                                                             25.00
                          KONA KEAHOLE STA TELECHECK 040419 05781606
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000424                           25.00
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000424                           20.00
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000424                            2.50
         -----------------------------------------------------------------------------------------------------------
         04-19          Deposit Non Teller                               00000000424                            2.50
         -----------------------------------------------------------------------------------------------------------
         04-20          Automatic Transfer                                                                 37,986.26
                          TRANSFER FROM CONCENTRATION ACCOUNT
                          0034036160
         -----------------------------------------------------------------------------------------------------------
         04-20          Wire Transfer Credit                                                              821,989.68
                          BOH FUNDS TRANSFER 042004 040420000518702
         -----------------------------------------------------------------------------------------------------------
         04-20          Deposit Non Teller                               00000000335                      422,222.64
         -----------------------------------------------------------------------------------------------------------
         04-20          Wire Transfer Credit                                                              346,840.14
                          BOH FUNDS TRANSFER 042004 040420001560702
         -----------------------------------------------------------------------------------------------------------
         04-20          Deposit Non Teller                               00000000335                      123,251.88
         -----------------------------------------------------------------------------------------------------------
         04-20          Wire Transfer Credit                                                              120,000.00
                          BOH FUNDS TRANSFER 042004 040420001007702
         -----------------------------------------------------------------------------------------------------------
         04-20          Wire Transfer Credit                                                               40,272.50
                          BOH FUNDS TRANSFER 042004 040420000126702
         -----------------------------------------------------------------------------------------------------------
         04-20          Deposit Non Teller                               00000000335                       34,536.34
         -----------------------------------------------------------------------------------------------------------
         04-20          ACH Credit                                                                         27,981.64
                          DISCOVER BUS SVC SETTLEMENT 040417 601101601001736
         -----------------------------------------------------------------------------------------------------------
         04-20          Deposit Non Teller                               00000000681                       21,024.30
         -----------------------------------------------------------------------------------------------------------
         04-20          Wire Transfer Credit                                                               19,000.00
                          BOH FUNDS TRANSFER 042004 040420001044702


         [LOGO OMITTED]  Bank of Hawaii


         HAWAIIAN AIRLINES INC                                                                          Page 7 of 22
         April 30, 2004                                                                                  0001-042424


         Date           Description                                                                        Additions
         -----------------------------------------------------------------------------------------------------------
         04-20          Deposit Non Teller                               00000000424                        4,550.00
         -----------------------------------------------------------------------------------------------------------
         04-20          Deposit Non Teller                               00000000422                        3,482.53
         -----------------------------------------------------------------------------------------------------------
         04-20          Deposit Non Teller                               00000000424                        3,117.93
         -----------------------------------------------------------------------------------------------------------
         04-20          Deposit Non Teller                               00000000424                        2,492.20
         -----------------------------------------------------------------------------------------------------------
         04-20          Deposit Non Teller                               00000000441                        2,430.19
         -----------------------------------------------------------------------------------------------------------
         04-20          Deposit Non Teller                               00000000431                        2,176.84
         -----------------------------------------------------------------------------------------------------------
         04-20          ACH Credit                                                                          2,140.00
                          HAWAIIAN VAC SEC FEES 041904
         -----------------------------------------------------------------------------------------------------------
         04-20          Deposit Non Teller                               00000000441                        1,656.49
         -----------------------------------------------------------------------------------------------------------
         04-20          Deposit Non Teller                               00000000461                        1,549.62
         -----------------------------------------------------------------------------------------------------------
         04-20          Deposit Non Teller                               00000000424                        1,522.61
         -----------------------------------------------------------------------------------------------------------
         04-20          Deposit Non Teller                               00000000679                        1,382.32
         -----------------------------------------------------------------------------------------------------------
         04-20          Deposit Non Teller                               00000000422                        1,267.78
         -----------------------------------------------------------------------------------------------------------
         04-20          Deposit Non Teller                               00000000424                        1,237.78
         -----------------------------------------------------------------------------------------------------------
         04-20          Deposit Non Teller                               00000000424                        1,234.75
         -----------------------------------------------------------------------------------------------------------
         04-20          Deposit Non Teller                               00000000655                        1,200.00
         -----------------------------------------------------------------------------------------------------------
         04-20          Deposit Non Teller                               00000000431                        1,191.70
         -----------------------------------------------------------------------------------------------------------
         04-20          ACH Credit                                                                          1,159.02
                          ALA MOANA TICKET TELECHECK 040420 05712517
         -----------------------------------------------------------------------------------------------------------
         04-20          Deposit Non Teller                               00000000424                        1,114.66
         -----------------------------------------------------------------------------------------------------------
         04-20          Deposit Non Teller                               00000000461                        1,087.44
         -----------------------------------------------------------------------------------------------------------
         04-20          Deposit Non Teller                               00000000461                        1,065.96
         -----------------------------------------------------------------------------------------------------------
         04-20          Deposit Non Teller                               00000000424                        1,039.50
         -----------------------------------------------------------------------------------------------------------
         04-20          Deposit Non Teller                               00000000424                        1,017.63
         -----------------------------------------------------------------------------------------------------------
         04-20          Deposit Non Teller                               00000000461                          938.13
         -----------------------------------------------------------------------------------------------------------
         04-20          Deposit Non Teller                               00000000461                          862.67
         -----------------------------------------------------------------------------------------------------------
         04-20          ACH Credit                                                                            749.40
                          KAUAI PASSENGER TELECHECK 040420 05764731
         -----------------------------------------------------------------------------------------------------------
         04-20          ACH Credit                                                                            727.47
                          KAUAI PASSENGER TELECHECK 040420 05764731
         -----------------------------------------------------------------------------------------------------------
         04-20          Deposit Non Teller                               00000000681                          700.00
         -----------------------------------------------------------------------------------------------------------
         04-20          Deposit Non Teller                               00000000461                          699.64
         -----------------------------------------------------------------------------------------------------------
         04-20          Deposit Non Teller                               00000000681                          684.92
         -----------------------------------------------------------------------------------------------------------
         04-20          Deposit Non Teller                               00000000451                          619.04
         -----------------------------------------------------------------------------------------------------------
         04-20          ACH Credit                                                                            612.80
                          ALA MOANA TICKET TELECHECK 040420 05712517
         -----------------------------------------------------------------------------------------------------------
         04-20          Deposit Non Teller                               00000000462                          611.27
         -----------------------------------------------------------------------------------------------------------
         04-20          Deposit Non Teller                               00000000424                          587.70
         -----------------------------------------------------------------------------------------------------------
         04-20          Customer Deposit                                 00000000445                          583.19
         -----------------------------------------------------------------------------------------------------------
         04-20          Deposit Non Teller                               00000000679                          570.84
         -----------------------------------------------------------------------------------------------------------
         04-20          Deposit Non Teller                               00000000461                          499.80
         -----------------------------------------------------------------------------------------------------------
         04-20          Deposit Non Teller                               00000000424                          471.04
         -----------------------------------------------------------------------------------------------------------
         04-20          Deposit Non Teller                               00000000424                          425.00
         -----------------------------------------------------------------------------------------------------------
         04-20          Deposit Non Teller                               00000000441                          335.00
         -----------------------------------------------------------------------------------------------------------
         04-20          Deposit Non Teller                               00000000452                          266.45
         -----------------------------------------------------------------------------------------------------------
         04-20          Deposit Non Teller                               00000000461                          246.01
         -----------------------------------------------------------------------------------------------------------
         04-20          Deposit Non Teller                               00000000461                          230.00
         -----------------------------------------------------------------------------------------------------------
         04-20          Deposit Non Teller                               00000000422                          211.43
         -----------------------------------------------------------------------------------------------------------
         04-20          Deposit Non Teller                               00000000462                          201.61
         -----------------------------------------------------------------------------------------------------------
         04-20          Deposit Non Teller                               00000000335                          196.43


         [LOGO OMITTED]  Bank of Hawaii


         HAWAIIAN AIRLINES INC                                                                          Page 8 of 22
         April 30, 2004                                                                                  0001-042424

         Date           Description                                                                        Additions
         -----------------------------------------------------------------------------------------------------------
         04-20          ACH Credit                                                                            169.59
                          HILO PASSENGER 4 TELECHECK 040420 05781604
         -----------------------------------------------------------------------------------------------------------
         04-20          Deposit Non Teller                               00000000432                          158.09
         -----------------------------------------------------------------------------------------------------------
         04-20          ACH Credit                                                                            153.20
                          KAHULUI PAX NO 4 TELECHECK 040420 06771405
         -----------------------------------------------------------------------------------------------------------
         04-20          Deposit Non Teller                               00000000451                          149.95
         -----------------------------------------------------------------------------------------------------------
         04-20          Deposit Non Teller                               00000000424                          144.82
         -----------------------------------------------------------------------------------------------------------
         04-20          ACH Credit                                                                            141.01
                          KAHULUI PAX NO 4 TELECHECK 040420 05771405
         -----------------------------------------------------------------------------------------------------------
         04-20          Deposit Non Teller                               00000000431                          140.00
         -----------------------------------------------------------------------------------------------------------
         04-20          Deposit Non Teller                               00000000462                          135.98
         -----------------------------------------------------------------------------------------------------------
         04-20          ACH Credit                                                                            109.02
                          KONA KEAHOLE STA TELECHECK 040420 05781606
         -----------------------------------------------------------------------------------------------------------
         04-20          Deposit Non Teller                               00000000442                          107.36
         -----------------------------------------------------------------------------------------------------------
         04-20          Deposit Non Teller                               00000000424                          100.00
         -----------------------------------------------------------------------------------------------------------
         04-20          ACH Credit                                                                             85.75
                          KAHULUI PAX NO 4 TELECHECK 040420 05771405
         -----------------------------------------------------------------------------------------------------------
         04-20          Deposit Non Teller                               00000000424                           80.00
         -----------------------------------------------------------------------------------------------------------
         04-20          ACH Credit                                                                             75.00
                          HILO PASSENGER 4 TELECHECK 040420 05781604
         -----------------------------------------------------------------------------------------------------------
         04-20          Deposit Non Teller                               00000000422                           70.00
         -----------------------------------------------------------------------------------------------------------
         04-20          Customer Deposit                                 00000000445                           67.52
         -----------------------------------------------------------------------------------------------------------
         04-20          Deposit Non Teller                               00000000424                           65.00
         -----------------------------------------------------------------------------------------------------------
         04-20          Deposit Non Teller                               00000000424                           50.00
         -----------------------------------------------------------------------------------------------------------
         04-20          Deposit Non Teller                               00000000424                           15.97
         -----------------------------------------------------------------------------------------------------------
         04-20          ACH Credit                                                                             15.00
                          KONA KEAHOLE STA TELECHECK 040420 05781606
         -----------------------------------------------------------------------------------------------------------
         04-21          Automatic Transfer                                                                 16,454.03
                          TRANSFER FROM CONCENTRATION ACCOUNT
                          0034036160
         -----------------------------------------------------------------------------------------------------------
         04-21          Wire Transfer Credit                                                            1,948,821.52
                          BOH FUNDS TRANSFER 042104 040421000602702
                          2004042101037
         -----------------------------------------------------------------------------------------------------------
         04-21          Wire Transfer Credit                                                            1,239,007.68
                          BOH FUNDS TRANSFER 042104 040421000059702
                          000002406
         -----------------------------------------------------------------------------------------------------------
         04-21          Wire Transfer Credit                                                              819,548.56
                          BOH FUNDS TRANSFER 042104 040421000460702
         -----------------------------------------------------------------------------------------------------------
         04-21          Deposit Non Teller                               00000000335                      135,321.27
         -----------------------------------------------------------------------------------------------------------
         04-21          Wire Transfer Credit                                                               48,856.44
                          BOH FUNDS TRANSFER 042104 040421000389702
         -----------------------------------------------------------------------------------------------------------
         04-21          ACH Credit                                                                         45,705.72
                          DISCOVER BUS SVC SETTLEMENT 040420 601101601001736
         -----------------------------------------------------------------------------------------------------------
         04-21          ACH Credit                                                                         40,152.18
                          DISCOVER BUS SVC SETTLEMENT 040420 601101601001736
         -----------------------------------------------------------------------------------------------------------
         04-21          Deposit Non Teller                               00000000334                       38,000.00
         -----------------------------------------------------------------------------------------------------------
         04-21          ACH Credit                                                                         30,962.62
                          DISCOVER BUS SVC SETTLEMENT 040420 601101601001736
         -----------------------------------------------------------------------------------------------------------
         04-21          Deposit Non Teller                               00000000336                       11,968.17
         -----------------------------------------------------------------------------------------------------------
         04-21          Customer Deposit                                 00000000636                       10,358.46
         -----------------------------------------------------------------------------------------------------------
         04-21          Deposit Non Teller                               00000000681                        6,135.70


         [LOGO OMITTED]  Bank of Hawaii


         HAWAIIAN AIRLINES INC                                                                          Page 9 of 22
         April 30, 2004                                                                                  0001-042424

         Date           Description                                                                        Additions
         -----------------------------------------------------------------------------------------------------------
         04-21          Deposit Non Teller                               00000000422                        5,162.20
         -----------------------------------------------------------------------------------------------------------
         04-21          Deposit Non Teller                               00000000681                        4,475.20
         -----------------------------------------------------------------------------------------------------------
         04-21          Deposit Non Teller                               00000000336                        4,145.56
         -----------------------------------------------------------------------------------------------------------
         04-21          Deposit Non Teller                               00000000681                        3,982.70
         -----------------------------------------------------------------------------------------------------------
         04-21          Deposit Non Teller                               00000000681                        3,316.60
         -----------------------------------------------------------------------------------------------------------
         04-21          Deposit Non Teller                               00000000424                        3,234.33
         -----------------------------------------------------------------------------------------------------------
         04-21          Deposit Non Teller                               00000000424                        3,100.00
         -----------------------------------------------------------------------------------------------------------
         04-21          Deposit Non Teller                               00000000431                        2,591.05
         -----------------------------------------------------------------------------------------------------------
         04-21          Deposit Non Teller                               00000000424                        2,373.00
         -----------------------------------------------------------------------------------------------------------
         04-21          Deposit Non Teller                               00000000424                        2,000.71
         -----------------------------------------------------------------------------------------------------------
         04-21          Customer Deposit                                 00000000636                        1,979.28
         -----------------------------------------------------------------------------------------------------------
         04-21          Deposit Non Teller                               00000000441                        1,931.72
         -----------------------------------------------------------------------------------------------------------
         04-21          Deposit Non Teller                               00000000679                        1,674.90
         -----------------------------------------------------------------------------------------------------------
         04-21          Deposit Non Teller                               00000000424                        1,636.64
         -----------------------------------------------------------------------------------------------------------
         04-21          Customer Deposit                                 00000000636                        1,621.10
         -----------------------------------------------------------------------------------------------------------
         04-21          Customer Deposit                                 00000000636                        1,591.62
         -----------------------------------------------------------------------------------------------------------
         04-21          Deposit Non Teller                               00000000431                        1,479.30
         -----------------------------------------------------------------------------------------------------------
         04-21          Customer Deposit                                 00000000636                        1,462.41
         -----------------------------------------------------------------------------------------------------------
         04-21          Deposit Non Teller                               00000000422                        1,335.72
         -----------------------------------------------------------------------------------------------------------
         04-21          Deposit Non Teller                               00000000441                        1,099.54
         -----------------------------------------------------------------------------------------------------------
         04-21          Deposit Non Teller                               00000000424                        1,095.20
         -----------------------------------------------------------------------------------------------------------
         04-21          Deposit Non Teller                               00000000424                        1,065.17
         -----------------------------------------------------------------------------------------------------------
         04-21          Deposit Non Teller                               00000000451                        1,042.08
         -----------------------------------------------------------------------------------------------------------
         04-21          Deposit Non Teller                               00000000424                          987.92
         -----------------------------------------------------------------------------------------------------------
         04-21          Deposit Non Teller                               00000000679                          961.79
         -----------------------------------------------------------------------------------------------------------
         04-21          Deposit Non Teller                               00000000681                          945.62
         -----------------------------------------------------------------------------------------------------------
         04-21          Deposit Non Teller                               00000000424                          697.12
         -----------------------------------------------------------------------------------------------------------
         04-21          Deposit Non Teller                               00000000679                          684.82
         -----------------------------------------------------------------------------------------------------------
         04-21          Deposit Non Teller                               00000000451                          645.85
         -----------------------------------------------------------------------------------------------------------
         04-21          Deposit Non Teller                               00000000442                          517.55
         -----------------------------------------------------------------------------------------------------------
         04-21          Deposit Non Teller                               00000000424                          500.00
         -----------------------------------------------------------------------------------------------------------
         04-21          Deposit Non Teller                               00000000424                          485.72
         -----------------------------------------------------------------------------------------------------------
         04-21          ACH Credit                                                                            436.01
                          KAHULUI PAX NO 4 TELECHECK 040421 05771405
         -----------------------------------------------------------------------------------------------------------
         04-21          ACH Credit                                                                            430.22
                          HILO PASSENGER 4 TELECHECK 040421 05781604
         -----------------------------------------------------------------------------------------------------------
         04-21          Deposit Non Teller                               00000000681                          377.97
         -----------------------------------------------------------------------------------------------------------
         04-21          Deposit Non Teller                               00000000424                          373.28
         -----------------------------------------------------------------------------------------------------------
         04-21          Deposit Non Teller                               00000000335                          367.39
         -----------------------------------------------------------------------------------------------------------
         04-21          ACM Credit                                                                            360.80
                          KONA KEAHOLE STA TELECHECK 040421 05781600
         -----------------------------------------------------------------------------------------------------------
         04-21          Deposit Non Teller                               00000000441                          349.00
         -----------------------------------------------------------------------------------------------------------
         04-21          Deposit Non Teller                               00000000424                          273.01
         -----------------------------------------------------------------------------------------------------------
         04-21          Deposit Non Teller                               00000000424                          241.00
         -----------------------------------------------------------------------------------------------------------
         04-21          Deposit Non Teller                               00000000424                          208.91
         -----------------------------------------------------------------------------------------------------------
         04-21          Deposit Non Teller                               00000000432                          193.46
         -----------------------------------------------------------------------------------------------------------
         04-21          Deposit Non Teller                               00000000452                          182.94
         -----------------------------------------------------------------------------------------------------------
         04-21          Customer Deposit                                 00000000444                          173.20
         -----------------------------------------------------------------------------------------------------------
         04-21          Deposit Non Teller                               00000000424                          105.00
         -----------------------------------------------------------------------------------------------------------
         04-21          Deposit Adjustment                               00000000424                           70.00
         -----------------------------------------------------------------------------------------------------------
         04-21          Deposit Non Teller                               00000000681                           65.38


         [LOGO OMITTED]  Bank of Hawaii


         HAWAIIAN AIRLINES INC                                                                         Page 10 of 22
         April 30, 2004                                                                                  0001-042424

         Date           Description                                                                        Additions
         -----------------------------------------------------------------------------------------------------------
         04-21          ACH Credit                                                                             50.00
                          KAUAI PASSENGER TELECHECK 040421 05764731
         -----------------------------------------------------------------------------------------------------------
         04-21          Customer Deposit                                            00000000445                45.01
         -----------------------------------------------------------------------------------------------------------
         04-21          Deposit Non Teller                                          00000000424                45.00
         -----------------------------------------------------------------------------------------------------------
         04-21          ACH Credit                                                                             10.00
                          ALA MOANA TICKET TELECHECK 040421 05712517
         -----------------------------------------------------------------------------------------------------------
         04-22          Automatic Transfer                                                                 66,210.98
                          TRANSFER FROM CONCENTRATION ACCOUNT
                          0034036160
         -----------------------------------------------------------------------------------------------------------
         04-22          Wire Transfer Credit                                                              909,592.15
                         BOH FUNDS TRANSFER 042204 040422000298702
         -----------------------------------------------------------------------------------------------------------
         04-22          Deposit Non Teller                                          00000000335           164,100.03
         -----------------------------------------------------------------------------------------------------------
         04-22          ACH Credit                                                                         35,025.21
                          DISCOVER BUS SVC SETTLEMENT 040421 601 101601001736
         -----------------------------------------------------------------------------------------------------------
         04-22          Deposit Non Teller                                          00000000335            20,255.96
         -----------------------------------------------------------------------------------------------------------
         04-22          Deposit Non Teller                                          00000000681             4,470.83
         -----------------------------------------------------------------------------------------------------------
         04-22          Deposit Non Teller                                          00000000424             3,692.00
         -----------------------------------------------------------------------------------------------------------
         04-22          Deposit Non Teller                                          00000000424             3,472.78
         -----------------------------------------------------------------------------------------------------------
         04-22          Deposit Non Teller                                          00000000441             2,390.89
         -----------------------------------------------------------------------------------------------------------
         04-22          Deposit Non Teller                                          00000000681             2,339.83
         -----------------------------------------------------------------------------------------------------------
         04-22          Deposit Non Teller                                          00000000461             1,687.83
         -----------------------------------------------------------------------------------------------------------
         04-22          Deposit Non Teller                                          00000000441             1,574.24
         -----------------------------------------------------------------------------------------------------------
         04-22          Deposit Non Teller                                          00000000424             1,540.95
         -----------------------------------------------------------------------------------------------------------
         04-22          Deposit Non Teller                                          00000000424             1,540.29
         -----------------------------------------------------------------------------------------------------------
         04-22          Deposit Non Teller                                          00000000679             1,515.07
         -----------------------------------------------------------------------------------------------------------
         04-22          Deposit Non Teller                                          00000000652             1,480.75
         -----------------------------------------------------------------------------------------------------------
         04-22          ACH Credit                                                                          1,473.71
                          VERIZON HAWAII I EDI PAYMTS
                          HAW04110
         -----------------------------------------------------------------------------------------------------------
         04-22          Deposit Non Teller                                          00000000431             1,418.37
         -----------------------------------------------------------------------------------------------------------
         04-22          Deposit Non Teller                                          00000000461             1,211.09
         -----------------------------------------------------------------------------------------------------------
         04-22          Deposit Non Teller                                          00000000461             1,043.29
         -----------------------------------------------------------------------------------------------------------
         04-22          Deposit Non Teller                                          00000000336               949.27
         -----------------------------------------------------------------------------------------------------------
         04-22          Deposit Non Teller                                          00000000679               934.02
         -----------------------------------------------------------------------------------------------------------
         04-22          Deposit Non Teller                                          00000000431               917.33
         -----------------------------------------------------------------------------------------------------------
         04-22          Deposit Non Teller                                          00000000424               900.76
         -----------------------------------------------------------------------------------------------------------
         04-22          Deposit Non Teller                                          00000000461               894.74
         -----------------------------------------------------------------------------------------------------------
         04-22          Deposit Non Teller                                          00000000424               893.21
         -----------------------------------------------------------------------------------------------------------
         04-22          Deposit Non Teller                                          00000000424               500.00
         -----------------------------------------------------------------------------------------------------------
         04-22          ACH Credit                                                                            499.23
                        KAHULUI PAX NO 4 TELECHECK 040422 05771405
         -----------------------------------------------------------------------------------------------------------
         04-22          Deposit Non Teller                                          00000000442               485.68
         -----------------------------------------------------------------------------------------------------------
         04-22          Deposit Non Teller                                          00000000424               468.42
         -----------------------------------------------------------------------------------------------------------
         04-22          Deposit Non Teller                                          00000000441               430.00
         -----------------------------------------------------------------------------------------------------------
         04-22          Deposit Non Teller                                          00000000679               411.78
         -----------------------------------------------------------------------------------------------------------
         04-22          Deposit Non Teller                                          00000000462               407.40
         -----------------------------------------------------------------------------------------------------------
         04-22          Deposit Non Teller                                          00000000424               400.00
         -----------------------------------------------------------------------------------------------------------
         04-22          Deposit.Non Teller                                          00000000424               400.00
         -----------------------------------------------------------------------------------------------------------
         04-22          Deposit Non Teller                                          00000000424               369.04
         -----------------------------------------------------------------------------------------------------------
         04-22          Deposit Non Teller                                          00000000424               367.61


         [LOGO OMITTED]  Bank of Hawaii


         HAWAIIAN AIRLINES INC                                                                         Page 11 of 22
         April 30, 2004                                                                                  0001-042424

         Date           Description                                                                        Additions
         -----------------------------------------------------------------------------------------------------------
         04-22          ACH Credit                                                                            306.40
                          KAUAI PASSENGER TELECHECK 040422 05764731
         -----------------------------------------------------------------------------------------------------------
         04-22          Deposit Non Teller                                          00000000424               291.39
         -----------------------------------------------------------------------------------------------------------
         04-22          Deposit Non Teller                                          00000000424               279.28
         -----------------------------------------------------------------------------------------------------------
         04-22          Deposit Non Teller                                          00000000424               200.00
         -----------------------------------------------------------------------------------------------------------
         04-22           Deposit Non Teller                                         00000000424               170.00
         -----------------------------------------------------------------------------------------------------------
         04-22          Deposit Non Teller                                          00000000431               150.00
         -----------------------------------------------------------------------------------------------------------
         04-22          Deposit Non Teller                                          00000000432               149.58
         -----------------------------------------------------------------------------------------------------------
         04-22          ACH Credit                                                                            138.02
                          ALA MOANA TICKET TELECHECK 040422 05712517
         -----------------------------------------------------------------------------------------------------------
         04-22          ACH Credit                                                                            104.01
                          KONA KEAHOLE STA TELECHECK 040422 05781606
         -----------------------------------------------------------------------------------------------------------
         04-22          Deposit Non' Teller                                         00000000335               101.44
         -----------------------------------------------------------------------------------------------------------
         04-22          Deposit Non Teller                                          00000000424               100.00
         -----------------------------------------------------------------------------------------------------------
         04-22          Deposit Non Teller                                          00000000424                54.00
         -----------------------------------------------------------------------------------------------------------
         04-22          Deposit Non Teller                                          00000000424                52.41
         -----------------------------------------------------------------------------------------------------------
         04-22          Deposit Non Teller                                          00000000681                50.80
         -----------------------------------------------------------------------------------------------------------
         04-22          Deposit Non Teller                                          00000000424                45.00
         -----------------------------------------------------------------------------------------------------------
         04-22          Deposit Non Teller                                          00000000462                33.82
         -----------------------------------------------------------------------------------------------------------
         04-22          Deposit Non Teller                                          00000000424                25.00
         -----------------------------------------------------------------------------------------------------------
         04-22          ACH Credit                                                                             15.00
                          HILO PASSENGER 4 TELECHECK 040422 05781604
         -----------------------------------------------------------------------------------------------------------
         04-22          Deposit Non Teller                                          00000000336                15.00
         -----------------------------------------------------------------------------------------------------------
         04-22          Deposit Non Teller                                          00000000336                15.00
         -----------------------------------------------------------------------------------------------------------
         04-22          Deposit Non Teller                                          00000000336                15.00
         -----------------------------------------------------------------------------------------------------------
         04-23          Automatic Transfer                                                                 29,510.77
                          TRANSFER FROM CONCENTRATION ACCOUNT
                          0034036160
         -----------------------------------------------------------------------------------------------------------
         04-23          Wire Transfer Credit                                                              916,628.51
                        BOH FUNDS TRANSFER 042304 040423000224702
         -----------------------------------------------------------------------------------------------------------
         04-23          Deposit Non Teller                                          00000000335           546,638.28
         -----------------------------------------------------------------------------------------------------------
         04-23          Deposit Non Teller                                          00000000335           121,800.78
         -----------------------------------------------------------------------------------------------------------
         04-23          Deposit Non Teller                                          00000000335            32,358.28
         -----------------------------------------------------------------------------------------------------------
         04-23          ACH Credit                                                                         19,437.75
                          DISCOVER BUS SVC SETTLEMENT 040422 601101601001736
         -----------------------------------------------------------------------------------------------------------
         04-23          Deposit Non Teller                                          00000000681            14,419.26
         -----------------------------------------------------------------------------------------------------------
         04-23          Deposit Non Teller                                          00000000424             4,417.11
         -----------------------------------------------------------------------------------------------------------
         04-23          Deposit Non Teller                                          00000000424             4,065.00
         -----------------------------------------------------------------------------------------------------------
         04-23          Deposit Non Teller                                          00000000679             3,686.17
         -----------------------------------------------------------------------------------------------------------
         04-23          Deposit Non Teller                                          00000000424             3,296.63
         -----------------------------------------------------------------------------------------------------------
         04-23          Deposit Non Teller                                          00000000424             2,874.24
         -----------------------------------------------------------------------------------------------------------
         04-23          Deposit Non Teller                                          00000000424             2,622.95
         -----------------------------------------------------------------------------------------------------------
         04-23          Deposit Non Teller                                          00000000461             2,344.82
         -----------------------------------------------------------------------------------------------------------
         04-23          Deposit Non Teller                                          00000000424             2,232.45
         -----------------------------------------------------------------------------------------------------------
         04-23          Deposit Non Teller                                          00000000679             2,067.93
         -----------------------------------------------------------------------------------------------------------
         04-23          Deposit Non Teller                                          00000000441             1,788.46
         -----------------------------------------------------------------------------------------------------------
         04-23          Deposit Non Teller                                          00000000424             1,765.00
         -----------------------------------------------------------------------------------------------------------
         04-23          Deposit Non Teller                                          00000000422             1,726.65
         -----------------------------------------------------------------------------------------------------------
         04-23          Deposit Non Teller                                          00000000441             1,603.23
         -----------------------------------------------------------------------------------------------------------
         04-23          Deposit Non Teller                                          00000000335             1,548.78
         -----------------------------------------------------------------------------------------------------------
         04-23          Deposit Non Teller                                          00000000422             1,497.54


         [LOGO OMITTED]  Bank of Hawaii


         HAWAIIAN AIRLINES INC                                                                         Page 12 of 22
         April 30, 2004                                                                                  0001-042424

         Date           Description                                                                        Additions
         -----------------------------------------------------------------------------------------------------------
         04-23          Deposit Non Teller                                          00000000461             1,485.02
         -----------------------------------------------------------------------------------------------------------
         04-23          ACH Credit                                                                          1,449.86
                          KAHULUI PAX NO 4 TELECHECK 040423 05771405
         -----------------------------------------------------------------------------------------------------------
         04-23          Deposit Non Teller                                          00000000431             1,246.46
         -----------------------------------------------------------------------------------------------------------
         04-23          ACH Credit                                                                          1,072.40
                          KAUAI PASSENGER TELECHECK 040423 05764731
         -----------------------------------------------------------------------------------------------------------
         04-23          Deposit Non Teller                                          00000000424               974.70
         -----------------------------------------------------------------------------------------------------------
         04-23          Deposit Non Teller                                          00000000451               779.63
         -----------------------------------------------------------------------------------------------------------
         04-23          Deposit Non Teller                                          00000000431               702.34
         -----------------------------------------------------------------------------------------------------------
         04-23          Deposit Non Teller                                          00000000442               651.96
         -----------------------------------------------------------------------------------------------------------
         04-23          Deposit Non Teller                                          00000000424               641.23
         -----------------------------------------------------------------------------------------------------------
         04-23          Deposit Non Teller                                          00000000451               620.20
         -----------------------------------------------------------------------------------------------------------
         04-23          Deposit Non Teller                                          00000000424               541.00
         -----------------------------------------------------------------------------------------------------------
         04-23          Deposit Non Teller                                          00000000441               520.00
         -----------------------------------------------------------------------------------------------------------
         04-23          Deposit Non Teller                                          00000000424               480.23
         -----------------------------------------------------------------------------------------------------------
         04-23          ACH Credit                                                                            472.02
                          HILO PASSENGER 4 TELECHECK 040423 05781604
         -----------------------------------------------------------------------------------------------------------
         04-23          Deposit Non Teller                                          00000000451               470.69
         -----------------------------------------------------------------------------------------------------------
         04-23          Deposit Non Teller                                          00000000451               438.02
         -----------------------------------------------------------------------------------------------------------
         04-23          Deposit Non Teller                                          00000000332               437.58
         -----------------------------------------------------------------------------------------------------------
         04-23          Deposit Non Teller                                          00000000424               425.96
         -----------------------------------------------------------------------------------------------------------
         04-23          Deposit Non Teller                                          00000000424               411.09
         -----------------------------------------------------------------------------------------------------------
         04-23          ACH Credit                                                                            407.50
                          JCB1 HI BKCD DEPST 200404 0001370758
         -----------------------------------------------------------------------------------------------------------
         04-23          Deposit Non Teller                                          00000000452               378.47
         -----------------------------------------------------------------------------------------------------------
         04-23          Deposit Non Teller                                          00000000424               375.00
         -----------------------------------------------------------------------------------------------------------
         04-23          Deposit Non Teller                                          00000000424               336.15
         -----------------------------------------------------------------------------------------------------------
         04-23          ACH Credit                                                                            300.00
                          HILO SALES 636 TELECHECK 040423 05781608
         -----------------------------------------------------------------------------------------------------------
         04-23          Deposit Non Teller                                          00000000679               243.02
         -----------------------------------------------------------------------------------------------------------
         04-23          Deposit Non Teller                                          00000000424               203.20
         -----------------------------------------------------------------------------------------------------------
         04-23          Deposit Non Teller                                          00000000424               199.66
         -----------------------------------------------------------------------------------------------------------
         04-23          Deposit Non Teller                                          00000000462               197.70
         -----------------------------------------------------------------------------------------------------------
         04-23          Deposit Non Teller                                          00000000452               195.32
         -----------------------------------------------------------------------------------------------------------
         04-23          Deposit Non Teller                                          00000000432               177.02
         -----------------------------------------------------------------------------------------------------------
         04-23          Deposit Non Teller                                          00000000424               160.00
         -----------------------------------------------------------------------------------------------------------
         04-23          Deposit Non Teller                                          00000000424               138.02
         -----------------------------------------------------------------------------------------------------------
         04-23          ACH Credit                                                                            105.42
                          ALA MOANA TICKET TELECHECK 040423 05712517
         -----------------------------------------------------------------------------------------------------------
         04-23          Deposit Non Teller                                          00000000424                82.50
         -----------------------------------------------------------------------------------------------------------
         04-23          ACH Credit                                                                             81.60
                          KONA KEAHOLE STA TELECHECK 040423 05781606
         -----------------------------------------------------------------------------------------------------------
         04-23          Deposit Non- Teller                                         00000000424                60.00
         -----------------------------------------------------------------------------------------------------------
         04-23          Deposit Non Teller                                          00000000424                40.00
         -----------------------------------------------------------------------------------------------------------
         04-23          Deposit Non Teller                                          00000000335                30.30
         -----------------------------------------------------------------------------------------------------------
         04-23          Customer Deposit                                            00000000445                22.51
         -----------------------------------------------------------------------------------------------------------
         04-23          Deposit Non Teller                                          00000000424                15.93
         -----------------------------------------------------------------------------------------------------------
         04-23          Customer Deposit                                            00000000444                 2.50
         -----------------------------------------------------------------------------------------------------------
         04-23          Deposit Non Teller                                          00000000681                 0.19


         [LOGO OMITTED]  Bank of Hawaii


         HAWAIIAN AIRLINES INC                                                                         Page 13 of 22
         April 30, 2004                                                                                  0001-042424

         Date           Description                                                                        Additions
         -----------------------------------------------------------------------------------------------------------
         04-26          Automatic Transfer                                                                 48,810.01
                          TRANSFER FROM CONCENTRATION ACCOUNT
                          0034036160
         -----------------------------------------------------------------------------------------------------------
         04-26          Wire Transfer Credit                                                            1,936,596.36
                          BOH FUNDS TRANSFER 042604 040426000675702
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000335         1,500,000.00
         -----------------------------------------------------------------------------------------------------------
         04-26          ACH Credit                                                                      1,358,752.40
                          AMERICAN EXPRESS SETTLEMENT 040426 7992400143
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000335           144,153.19
         -----------------------------------------------------------------------------------------------------------
         04-26          Credit Memo                                                                        79,875,00
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000335            75,312.74
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000335            60,504.66
         -----------------------------------------------------------------------------------------------------------
         04-26          Wire Transfer Credit                                                               42,204.73
                          BOH FUNDS TRANSFER 042604 040426000890702
         -----------------------------------------------------------------------------------------------------------
         04-26          Wire Transfer Credit                                                               40,437.66
                          BOH FUNDS TRANSFER 042604 040426000193702
                          04042600010021
         -----------------------------------------------------------------------------------------------------------
         04-26          ACH Credit                                                                         20,411.06
                        DISCOVER BUS SVC SETTLEMENT 040423 601101601001736
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000681             6,636.26
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000681             6,471.92
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000424             5,740.00
         -----------------------------------------------------------------------------------------------------------
         0426           Deposit Non Teller                                          00000000424             5,169.47
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000424             4,993.48
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000655             4,800.00
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000681             4,770.00
         -----------------------------------------------------------------------------------------------------------
         0426           Deposit Non Teller                                          00000000424             4,610.00
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000424             4,478.69
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000422             4,476.87
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000424             3,780.00
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000655             3,463.00
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000441             3,115.88
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000424             3,083.34
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000441             2,966.22
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000424             2,842.14
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller.                                         00000000441             2,722.63
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000441             2,600.38
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000461             2,547.38
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000681             2,527.60
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000441             2,227.41
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000424             2,158.77
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000679             2,148.25
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000424             1,884.21
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000336             1,846.95
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000424             1,783.55
         -----------------------------------------------------------------------------------------------------------
         04-26          ACH Credit                                                                          1,700.10
                          ALA MOANA TICKET TELECHECK 040426 05712517
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000679             1,632.76
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000424             1,526.63
         -----------------------------------------------------------------------------------------------------------
         04-26          Wire Transfer Credit                                                                1,453.53
                          BOH FUNDS TRANSFER 042604 040426000113702


         [LOGO OMITTED]  Bank of Hawaii


         HAWAIIAN AIRLINES INC                                                                         Page 14 of 22
         April 30, 2004                                                                                  0001-042424

         Date           Description                                                                        Additions
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000431             1,330.88
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000424             1,300.13
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000431             1,210.02
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000431             1,204.35
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000679             1,156.40
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000424             1,101.82
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000461             1,032.14
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000441             1,014.59
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000431               928.41
         -----------------------------------------------------------------------------------------------------------
         04-26          ACH Credit                                                                            916.61
                          USPS ST. LOUIS CONTRACTS 040426
                          000000068EA0000
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000424               911.44
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000431               852.14
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000431               851.80
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000424               783.47
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000461               770.64
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000424               768.77
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000461               719.03
         -----------------------------------------------------------------------------------------------------------
         04-26          ACH Credit                                                                            657.97
                          KAHULUI PAX NO 4 TELECHECK 040426 05771405
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000424               606.21
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000442               599.49
         -----------------------------------------------------------------------------------------------------------
         04-26          De osit Non Teller                                          00000000422               563.84
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000424               563.42
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000424               552.84
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000462               534.68
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000441               530.00
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000424               500.00
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                                                    492.80
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000424               490.00
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000424               464.71
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non. Teller                                         00000000424               460.00
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                         00000000424-               456.21
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000441               425.06
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000424               416.60
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000681               390.16
         -----------------------------------------------------------------------------------------------------------
         0426           Deposit Non Teller                                          00000000424               375.00
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000461               370.00
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000441               360.00
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000336               350.00
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000424               335.00
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000424               324.62
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000424               318.83
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000431               300.00
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000424               291.64
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000424               289.60
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000424               250.00
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000424               250.00
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000424               250.00
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000424               250.00


         [LOGO OMITTED]  Bank of Hawaii


         HAWAIIAN AIRLINES INC                                                                         Page 15 of 22
         April 30, 2004                                                                                  0001-042424

         Date           Description                                                                        Additions
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000461               235.00
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000424               230.00
         -----------------------------------------------------------------------------------------------------------
         04-26          ACH Credit                                                                            223.85
                          KONA KEAHOLE STA TELECHECK 040426 05781606
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000681               203.26
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000679               190.62
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000424               155.00
         -----------------------------------------------------------------------------------------------------------
         04-26          ACH Credit                                                                            153.20
                          KAUAI PASSENGER TELECHECK 040426 05764731
         -----------------------------------------------------------------------------------------------------------
         04-26          ACH Credit                                                                            150.00
                          HILO SALES 636 TELECHECK 040426 05781608
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000424               150.00
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                                                    150.00
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000424               147.41
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000424               127.41
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000432               114.05
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000462               113.72
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000336               112.48
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000424               105.00
         -----------------------------------------------------------------------------------------------------------
         04-26          Customer Deposit                                            00000000444               100.30
         -----------------------------------------------------------------------------------------------------------
         04-26          Customer Deposit                                            00000000444                96.61
         -----------------------------------------------------------------------------------------------------------
         04-26          ACH Credit                                                                             86.60
                          HILO PASSENGER 4 TELECHECK 040426 05781604
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000424                50.00
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000424                50.00
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000442                48.43
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000424                45.00
         -----------------------------------------------------------------------------------------------------------
         04-26          Customer Deposit                                            00000000444                30.56
         -----------------------------------------------------------------------------------------------------------
         04-26          Customer Deposit                                            00000000444                29.96
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000424                25.00
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000335                20.00
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000424                15.00
         -----------------------------------------------------------------------------------------------------------
         04-26          Deposit Non Teller                                          00000000424                12.75
         -----------------------------------------------------------------------------------------------------------
         04-27          Automatic Transfer                                                                 32,532.37
                          TRANSFER FROM CONCENTRATION ACCOUNT
                          0034036160
         -----------------------------------------------------------------------------------------------------------
         04-27          Wire Transfer Credit                                                              794,497.31
                          BOH FUNDS TRANSFER 042704 040427000689702
         -----------------------------------------------------------------------------------------------------------
         04-27          Wire Transfer Credit                                                              396,415.22
                          BOH FUNDS TRANSFER 042704 040427000886702
         -----------------------------------------------------------------------------------------------------------
         04-27          Deposit Non Teller                                          00000000335           133,483.75
         -----------------------------------------------------------------------------------------------------------
         04-27          Deposit Non Teller                                          00000000681            25,515.20
         -----------------------------------------------------------------------------------------------------------
         04-27          ACH Credit                                                                         16,062.75
                          DISCOVER BUS SVC SETTLEMENT 040424 601101601001736
         -----------------------------------------------------------------------------------------------------------
         04-27          Customer Deposit                                            00000000636            10,215.42
         -----------------------------------------------------------------------------------------------------------
         04-27          Deposit Non Teller                                          00000000424             6,786.13
         -----------------------------------------------------------------------------------------------------------
         04-27          Deposit Non Teller                                          00000000681             5,264.18
         -----------------------------------------------------------------------------------------------------------
         04-27          ACH Credit                                                                          4,192.28
                          KAHULUI PAX NO 4 TELECHECK 040427 05771405
         -----------------------------------------------------------------------------------------------------------
         04-27          Deposit Non Teller                                          00000000424             3,335.00
         -----------------------------------------------------------------------------------------------------------
         04-27          Deposit Non Teller                                          00000000681             3,300.00


         [LOGO OMITTED]  Bank of Hawaii


         HAWAIIAN AIRLINES INC                                                                         Page 16 of 22
         April 30, 2004                                                                                  0001-042424

         Date           Description                                                                        Additions
         -----------------------------------------------------------------------------------------------------------
         04-27          Customer Deposit                                            00000000636             2,917.55
         -----------------------------------------------------------------------------------------------------------
         04-27          Deposit Non Teller                                          00000000441             2,884.05
         -----------------------------------------------------------------------------------------------------------
         04-27          Deposit Non Teller                                          00000000679             2,882.64
         -----------------------------------------------------------------------------------------------------------
         04-27          Customer Deposit                                            00000000636             2,418.92
         -----------------------------------------------------------------------------------------------------------
         04-27          Deposit Non Teller                                          00000000424             2,144.46
         -----------------------------------------------------------------------------------------------------------
         04-27          Deposit Non Teller                                          00000000451             1,973.24
         -----------------------------------------------------------------------------------------------------------
         04-27          Deposit Non Teller                                          00000000336             1,726.95
         -----------------------------------------------------------------------------------------------------------
         04-27          Deposit Non Teller                                          00000000679             1,572.48
         -----------------------------------------------------------------------------------------------------------
         04-27          Deposit Non Teller                                          00000000431             1,225.17
         -----------------------------------------------------------------------------------------------------------
         04-27          Deposit Non Teller                                          00000000451             1,189.29
         -----------------------------------------------------------------------------------------------------------
         04-27          ACH Credit                                                                          1,182.63
                          KAUAI PASSENGER TELECHECK 040427 05764731
         -----------------------------------------------------------------------------------------------------------
         04-27          Deposit Non Teller                                          00000000424             1,159.96
         -----------------------------------------------------------------------------------------------------------
         04-27          Deposit Non Teller                                          00000000441             1,099.51
         -----------------------------------------------------------------------------------------------------------
         04-27          Deposit Non Teller                                          00000000451             1,050.01
         -----------------------------------------------------------------------------------------------------------
         04-27          Deposit Non Teller                                          00000000431               944.60
         -----------------------------------------------------------------------------------------------------------
         04-27          Deposit Non Teller                                          00000000424               919.47
         -----------------------------------------------------------------------------------------------------------
         04-27          Deposit Non Teller                                          00000000424               817.37
         -----------------------------------------------------------------------------------------------------------
         04-27          ACH Credit                                                                            806.00
                          KAUAI PASSENGER TELECHECK 040427 05764731
         -----------------------------------------------------------------------------------------------------------
         04-27          ATM Deposit                                                 00000000461               794.74
         -----------------------------------------------------------------------------------------------------------
         04-27          ATM Deposit                                                 00000000461               777.63
         -----------------------------------------------------------------------------------------------------------
         04-27          ACH Credit                                                                            742.42
                          HILO PASSENGER 4 TELECHECK 040427 06781604
         -----------------------------------------------------------------------------------------------------------
         04-27          Deposit Non Teller                                          00000000424               733.83
         -----------------------------------------------------------------------------------------------------------
         04-27          Deposit Non Teller                                          00000000679               683.14
         -----------------------------------------------------------------------------------------------------------
         04-27          ACH Credit                                                                            660.70
                          ALA MOANA TICKET TELECHECK 040427 05712517
         -----------------------------------------------------------------------------------------------------------
         04-27          Deposit Non Teller                                          00000000451               637.24
         -----------------------------------------------------------------------------------------------------------
         04-27          Customer Deposit                                            00000000444               624.30
         -----------------------------------------------------------------------------------------------------------
         04-27          ACH Credit                                                                            597.32
                          ALA MOANA TICKET TELECHECK 040427 05712517
         -----------------------------------------------------------------------------------------------------------
         04-27          ACH Credit                                                                            520.22
                          KONA KEAHOLE STA TELECHECK 040427 05781606
         -----------------------------------------------------------------------------------------------------------
         04-27          Deposit Non Teller                                          00000000336               500.23
         -----------------------------------------------------------------------------------------------------------
         04-27          Deposit Non Teller                                          00000000424               487.04
         -----------------------------------------------------------------------------------------------------------
         04-27          Deposit Non Teller                                          00000000424               462.10
         -----------------------------------------------------------------------------------------------------------
         04-27          ATM Deposit                                                 00000000462               458.40
         -----------------------------------------------------------------------------------------------------------
         04-27          Customer Deposit                                            00000000636               443.00
         -----------------------------------------------------------------------------------------------------------
         04-27          Deposit Non Teller                                          00000000451               399.03
         -----------------------------------------------------------------------------------------------------------
         04-27          Deposit Non Teller                                          00000000424               391.28
         -----------------------------------------------------------------------------------------------------------
         04-27          Deposit Non Teller                                          00000000424               350.00
         -----------------------------------------------------------------------------------------------------------
         04-27          Deposit Non Teller                                          00000000335               348.98
         -----------------------------------------------------------------------------------------------------------
         04-27          Deposit Non Teller                                          00000000452               342.97
         -----------------------------------------------------------------------------------------------------------
         04-27          Customer Deposit                                            00000000445               337.53
         -----------------------------------------------------------------------------------------------------------
         04-27          Deposlt Non Teller                                          00000000451               334.20
         -----------------------------------------------------------------------------------------------------------
         04-27          Deposit Non Teller                                          00000000452               307.34
         -----------------------------------------------------------------------------------------------------------
         04-27          ACH Credit                                                                            285.20
                          JCBI HI BKCD DEPST 200404 0001290857
         -----------------------------------------------------------------------------------------------------------
         04-27          Deposit Non Teller                                          00000000424               277.50
         -----------------------------------------------------------------------------------------------------------
         04-27          Deposit Non Teller                                          00000000424               269.69


         [LOGO OMITTED]  Bank of Hawaii


         HAWAIIAN AIRLINES INC                                                                         Page 17 of 22
         April 30, 2004                                                                                  0001-042424

         Date           Description                                                                        Additions
         -----------------------------------------------------------------------------------------------------------
         04-27          Deposit Non Teller                                          00000000424               250.00
         -----------------------------------------------------------------------------------------------------------
         04-27          Deposit Non Teller                                          00000000441               250.00
         -----------------------------------------------------------------------------------------------------------
         04-27          Deposit Non Teller                                          00000000451               240.70
         -----------------------------------------------------------------------------------------------------------
         04-27          ACH Credit                                                                            233.00
                          KAHULUI PAX NO 4 TELECHECK 040427 05771405
         -----------------------------------------------------------------------------------------------------------
         0427           Deposit Non Teller                                          00000000424               230.00
         -----------------------------------------------------------------------------------------------------------
         04-27          ACH Credit                                                                            216.01
                          HILO PASSENGER 4 TELECHECK 040427 05781604
         -----------------------------------------------------------------------------------------------------------
         04-27          Deposit Non Teller                                          00000000681               206.67
         -----------------------------------------------------------------------------------------------------------
         04-27          Deposit Non Teller                                          00000000424               205.00
         -----------------------------------------------------------------------------------------------------------
         04-27          Deposit Non Teller                                          00000000432               191.82
         -----------------------------------------------------------------------------------------------------------
         04-27          ACM Credit                                                                            170.71
                          HILO PASSENGER 4 TELECHECK 040427 05781604
         -----------------------------------------------------------------------------------------------------------
         04-27          ACH Credit                                                                            153.20
                          KAUAI PASSENGER TELECHECK 040427 05764731
         -----------------------------------------------------------------------------------------------------------
         04-27          Deposit Non Teller                                          00000000424               153.20
         -----------------------------------------------------------------------------------------------------------
         04-27          Deposit Non Teller                                          00000000424               140.00
         -----------------------------------------------------------------------------------------------------------
         04-27          Deposit Non Teller                                          00000000424               135.00
         -----------------------------------------------------------------------------------------------------------
         04-27          Deposit Non Teller                                          00000000452               126.32
         -----------------------------------------------------------------------------------------------------------
         04-27          Deposit Non Teller                                          00000000442               123.18
         -----------------------------------------------------------------------------------------------------------
         04-27          Customer Deposit                                            00000000445               112.53
         -----------------------------------------------------------------------------------------------------------
         04-27          Deposit Non Teller                                          00000000336               100.00
         -----------------------------------------------------------------------------------------------------------
         04-27          Deposit Non Teller                                          00000000451               100.00
         -----------------------------------------------------------------------------------------------------------
         04-27          Deposit Non Teller                                          00000000424                81.60
         -----------------------------------------------------------------------------------------------------------
         04-27          ACH Credit                                                                             50.00
                          KONA KEAHOLE STA TELECHECK 040427 05781606
         -----------------------------------------------------------------------------------------------------------
         04-27          Customer Deposit                                            00000000445                45.01
         -----------------------------------------------------------------------------------------------------------
         04-27          Deposit Non Teller                                          00000000424                45.00
         -----------------------------------------------------------------------------------------------------------
         04-27          Deposit Non Teller                                          00000000424                30.00
         -----------------------------------------------------------------------------------------------------------
         04-27          Customer Deposit                                            00000000445                25.00
         -----------------------------------------------------------------------------------------------------------
         04-27          Deposit Non Teller                                          00000000424                25.00
         -----------------------------------------------------------------------------------------------------------
         04-27          Deposit Non Teller                                          00000000336                15.00
         -----------------------------------------------------------------------------------------------------------
         04-28          Automatic Transfer                                                                 30,083.44
                          TRANSFER FROM CONCENTRATION ACCOUNT 0034036160
         -----------------------------------------------------------------------------------------------------------
         04-28          Wire Transfer Credit                                                            2,018,755.98
                          BOH FUNDS TRANSFER 042804 040428000383702
                          ARC 173
         -----------------------------------------------------------------------------------------------------------
         04-28          Wire Transfer Credit                                                              769,872.52
                          BOH FUNDS TRANSFER 042804 040428000420702
         -----------------------------------------------------------------------------------------------------------
         04-28          Wire Transfer Credit                                                              285,123.54
                          BOH FUNDS TRANSFER 042804 040428000761702
                          000002454
         -----------------------------------------------------------------------------------------------------------
         04-28          Wire Transfer Credit                                                              270,105.92
                          BOH FUNDS TRANSFER 042804 040428000061702
                          000002425
         -----------------------------------------------------------------------------------------------------------
         04-28          Deposit Non Teller                                          00000000335            85,607.16
         -----------------------------------------------------------------------------------------------------------
         04-28          ACH Credit                                                                         28,962.69
                          DISCOVER BUS SVC SETTLEMENT 040427 601101601001736
         -----------------------------------------------------------------------------------------------------------
         04-28          ACH Credit                                                                         28,205.66
                          DISCOVER BUS SVC SETTLEMENT 040427 601101601001736


         [LOGO OMITTED]  Bank of Hawaii


         HAWAIIAN AIRLINES INC                                                                         Page 18 of 22
         April 30, 2004                                                                                  0001-042424

         Date           Description                                                                        Additions
         -----------------------------------------------------------------------------------------------------------
         04-28          ACH Credit                                                                         28,012.55
                          DISCOVER BUS SVC SETTLEMENT 040427 601101601001736
         -----------------------------------------------------------------------------------------------------------
         04-28          Deposit Non Teller                                          00000000335             3,893.06
         -----------------------------------------------------------------------------------------------------------
         04-28          Deposit Non Teller                                          00000000681             3,150.00
         -----------------------------------------------------------------------------------------------------------
         04-28          Deposit Non Teller                                          00000000424             3,015.00
         -----------------------------------------------------------------------------------------------------------
         04-28          Deposit Non Teller                                          00000000424             2,937.05
         -----------------------------------------------------------------------------------------------------------
         04-28          Deposit Non Teller                                          00000000441             2,850.02
         -----------------------------------------------------------------------------------------------------------
         04-28          Deposit Non Teller                                          00000000665             2,400.00
         -----------------------------------------------------------------------------------------------------------
         04-28          Deposit Non Teller                                          00000000681             2,200.00
         -----------------------------------------------------------------------------------------------------------
         04-28          Deposit Non Teller                                          00000000424             2,052.91
         -----------------------------------------------------------------------------------------------------------
         04-28          Deposit Non Teller                                          00000000441             1,619.22
         -----------------------------------------------------------------------------------------------------------
         04-28          Deposit Non Teller                                          00000000681             1,586.20
         -----------------------------------------------------------------------------------------------------------
         04-28          Deposit Non Teller                                          00000000681             1,574.66
         -----------------------------------------------------------------------------------------------------------
         04-28          Deposit Non Teller                                          00000000679             1,373.73
         -----------------------------------------------------------------------------------------------------------
         04-28          Deposit Non Teller                                          00000000451             1,339.29
         -----------------------------------------------------------------------------------------------------------
         04-28          Deposit Non Teller                                          00000000424             1,136.64
         -----------------------------------------------------------------------------------------------------------
         04-28          Deposit Non Teller                                          00000000431               883.42
         -----------------------------------------------------------------------------------------------------------
         04-28          Deposit Non Teller                                          00000000451               860.93
         -----------------------------------------------------------------------------------------------------------
         04-28          Deposit Non Teller                                          00000000424               842.29
         -----------------------------------------------------------------------------------------------------------
         04-28          Deposit Non Teller                                          00000000422               795.84
         -----------------------------------------------------------------------------------------------------------
         04-28          Deposit Non Teller                                          00000000679               688.80
         -----------------------------------------------------------------------------------------------------------
         04-28          Deposit Non Teller                                          00000000431               687.38
         -----------------------------------------------------------------------------------------------------------
         04-28          Deposit Non Teller                                          00000000424               602.91
         -----------------------------------------------------------------------------------------------------------
         04-28          Deposit Non Teller                                          00000000424               585.90
         -----------------------------------------------------------------------------------------------------------
         04-28          Deposit Non Teller                                          00000000424               561.60
         -----------------------------------------------------------------------------------------------------------
         04-28          Deposit Non Teller                                          00000000681               532.80
         -----------------------------------------------------------------------------------------------------------
         04-28          Deposit Non Teller                                          00000000424               467.87
         -----------------------------------------------------------------------------------------------------------
         04-28          Deposit Non Teller                                          00000000441               380.00
         -----------------------------------------------------------------------------------------------------------
         04-28          Deposit Non Teller                                          00000000424               349.72
         -----------------------------------------------------------------------------------------------------------
         04-28          Deposit Non Teller                                          00000000442               339.56
         -----------------------------------------------------------------------------------------------------------
         04-28          ACH Credit                                                                            291.90
                          KAUAI PASSENGER TELECHECK 040428 05764731
         -----------------------------------------------------------------------------------------------------------
         04-28          Deposit Non Teller                                          00000000424               222.07
         -----------------------------------------------------------------------------------------------------------
         04-28          ACH Credit                                                                            220.01
                          ALA MOANA TICKET TELECHECK 040428 05712517
         -----------------------------------------------------------------------------------------------------------
         04-28          Deposit Non Teller                                          00000000424               212.41
         -----------------------------------------------------------------------------------------------------------
         04-28          Deposit Non Teller                                          00000000422               194.24
         -----------------------------------------------------------------------------------------------------------
         04-28          Deposit Non Teller                                          00000000424               190.11
         -----------------------------------------------------------------------------------------------------------
         04-28          Deposit Non Teller                                          00000000424               190.00
         -----------------------------------------------------------------------------------------------------------
         04-28          Deposit Non Teller                                          00000000424               185.01
         -----------------------------------------------------------------------------------------------------------
         04-28          Deposit Non Teller                                          00000000424               185.00
         -----------------------------------------------------------------------------------------------------------
         04-28          Deposit Non Teller                                          00000000452               184.48
         -----------------------------------------------------------------------------------------------------------
         04-28          Deposit Non Teller                                          00000000424               155.00
         -----------------------------------------------------------------------------------------------------------
         04-28          Deposit Non Teller                                          00000000424               131.60
         -----------------------------------------------------------------------------------------------------------
         04-28          Deposit Non Teller                                          00000000432               110.09
         -----------------------------------------------------------------------------------------------------------
         04-28          ACH Credit                                                                            104.10
                          KAHULUI PAX NO 4 TELECHECK 040428 05771405
         -----------------------------------------------------------------------------------------------------------
         04-28          ACH Credit                                                                            104.01
                          KONA KEAHOLE STA TELECHECK 040428 05781606
         -----------------------------------------------------------------------------------------------------------
         04-28          Deposit Non Teller                                          00000000424               100.00
         -----------------------------------------------------------------------------------------------------------
         04-28          Deposit Non Teller                                          00000000335                86.33


         [LOGO OMITTED]  Bank of Hawaii


         HAWAIIAN AIRLINES INC                                                                         Page 19 of 22
         April 30, 2004                                                                                  0001-042424

         Date           Description                                                                        Additions
         -----------------------------------------------------------------------------------------------------------
         04-28          Deposit Non Teller                                          00000000424                74.82
         -----------------------------------------------------------------------------------------------------------
         04-28          Deposit Non Teller                                          00000000424                70.00
         -----------------------------------------------------------------------------------------------------------
         04-28          Deposit Non Teller                                          00000000424                60.00
         -----------------------------------------------------------------------------------------------------------
         04-28          Deposit Non Teller                                          00000000424                55.00
         -----------------------------------------------------------------------------------------------------------
         04-28          Deposit Non Teller                                          00000000679                 5.00
         -----------------------------------------------------------------------------------------------------------
         04-29          Automatic Transfer                                                                 42,094.13
                          TRANSFER FROM CONCENTRATION ACCOUNT
                          0034036160
         -----------------------------------------------------------------------------------------------------------
         04-29          Wire Transfer Credit                                                            2,939,266.66
                          BOH FUNDS TRANSFER 042904 040429000534702
                          MAIL OF 04104129
         -----------------------------------------------------------------------------------------------------------
         04-29          Wire Transfer Credit                                                              890,451.89
                          BOH FUNDS TRANSFER 042904 040429000523702
         -----------------------------------------------------------------------------------------------------------
         04-29          Deposit Non Teller                                          00000000335           117,729.16
         -----------------------------------------------------------------------------------------------------------
         04-29          Deposit Non Teller                                          00000000335            41,291.09
         -----------------------------------------------------------------------------------------------------------
         04-29          ACH Credit                                                                         39,959.33
                          DISCOVER BUS SVC SETTLEMENT 040428 601101601001736
         -----------------------------------------------------------------------------------------------------------
         04-29          Wire Transfer Credit                                                               26,844.36
                          BOH FUNDS TRANSFER 042904 040429601095702
                          0104042900509IRN
         -----------------------------------------------------------------------------------------------------------
         04-29          Deposit Non Teller                                          00000000681            17,634.00
         -----------------------------------------------------------------------------------------------------------
         04-29          Deposit Non Teller                                          00000000422             4,170.48
         -----------------------------------------------------------------------------------------------------------
         04-29          Deposit Non Teller                                          00000000441             4,111.33
         -----------------------------------------------------------------------------------------------------------
         04-29          Deposit Non Teller                                          00000000451             3,962.02
         -----------------------------------------------------------------------------------------------------------
         04-29          Deposit Non Teller                                          00000000424             3,850.00
         -----------------------------------------------------------------------------------------------------------
         04-29          Deposit Non Teller                                          00000000424             2,669.25
         -----------------------------------------------------------------------------------------------------------
         04-29          Deposit Non Teller                                          00000000655             2,400.00
         -----------------------------------------------------------------------------------------------------------
         04-29          Deposit Non Teller                                          00000000424             1,755.93
         -----------------------------------------------------------------------------------------------------------
         04-29          Deposit Non Teller                                          00000000461             1,705.87
         -----------------------------------------------------------------------------------------------------------
         04-29          Deposit Non Teller                                          00000000424             1,491.43
         -----------------------------------------------------------------------------------------------------------
         04-29          Deposit Non Teller                                          00000000424             1,264.81
         -----------------------------------------------------------------------------------------------------------
         04-29          Deposit Non Teller                                          00000000679             1,111.37
         -----------------------------------------------------------------------------------------------------------
         04-29          Deposit Non Teller                                          00000000679             1,037.70
         -----------------------------------------------------------------------------------------------------------
         04-29          Deposit Non Teller                                          00000000424             1,033.07
         -----------------------------------------------------------------------------------------------------------
         04-29          Deposit Non Teller                                          00000000461               992.14
         -----------------------------------------------------------------------------------------------------------
         04-29          Deposit Non Teller                                          00000000461               964.00
         -----------------------------------------------------------------------------------------------------------
         04-29          Deposit Non Teller                                          00000000441               962.64
         -----------------------------------------------------------------------------------------------------------
         04-29          Deposit Non Teller                                          00000000681               960.69
         -----------------------------------------------------------------------------------------------------------
         04-29          Deposit Non Teller                                          00000000431               878.50
         -----------------------------------------------------------------------------------------------------------
         04-29          Deposit Non Teller                                          00000000431               809.44
         -----------------------------------------------------------------------------------------------------------
         04-29          ACH Credit                                                                            767.64
                          ALA MOANA TICKET TELECHECK 040429 05712517
         -----------------------------------------------------------------------------------------------------------
         04-29          Deposit Non Teller                                          00000000452               724.38
         -----------------------------------------------------------------------------------------------------------
         04-29          Deposit Non Teller                                          00000000461               612.42
         -----------------------------------------------------------------------------------------------------------
         04-29          Deposit Non Teller                                          00000000442               528.36
         -----------------------------------------------------------------------------------------------------------
         04-29          Deposit Non Teller                                          00000000451               450.71
         -----------------------------------------------------------------------------------------------------------
         04-29          Deposit Non Teller                                          00000000424               435.91
         -----------------------------------------------------------------------------------------------------------
         04-29          ACH Credit                                                                            414.62
                          KAUAI PASSENGER TELECHECK 040429 05764731
         -----------------------------------------------------------------------------------------------------------
         04-29          Deposit Non Teller                                          00000000441               410.00
         -----------------------------------------------------------------------------------------------------------
         04-29          Deposit Non Teller                                          00000000422               398.00


         [LOGO OMITTED]  Bank of Hawaii


         HAWAIIAN AIRLINES INC                                                                         Page 20 of 22
         April 30, 2004                                                                                  0001-042424

         Date           Description                                                                        Additions
         -----------------------------------------------------------------------------------------------------------
         04-29          Deposit Non Teller                                          00000000432               382.44
         -----------------------------------------------------------------------------------------------------------
         04-29          Deposit Non Teller                                          00000000679               361.31
         -----------------------------------------------------------------------------------------------------------
         04-29          Deposit Non Teller                                          00000000424               355.00
         -----------------------------------------------------------------------------------------------------------
         04-29          Deposit Non Teller                                          00000000422               339.62
         -----------------------------------------------------------------------------------------------------------
         04-29          Deposit Non Teller                                          00000000424               298.40
         -----------------------------------------------------------------------------------------------------------
         04-29          Deposit Non Teller                                          00000000424               284.72
         -----------------------------------------------------------------------------------------------------------
         04-29          Deposit Non Teller                                          00000000462               282.32
         -----------------------------------------------------------------------------------------------------------
         04-29          Deposit Non Teller                                          00000000424               250.00
         -----------------------------------------------------------------------------------------------------------
         04-29          Deposit Non Teller                                          00000000424               248.01
         -----------------------------------------------------------------------------------------------------------
         04-29          Deposit Non Teller                                          00000000332               179.90
         -----------------------------------------------------------------------------------------------------------
         04-29          Deposit Non Teller                                          00000000424               174.02
         -----------------------------------------------------------------------------------------------------------
         04-29          Deposit Non Teller                                          00000000424                97.42
         -----------------------------------------------------------------------------------------------------------
         04-29          Deposit Non Teller                                          00000000424                81.60
         -----------------------------------------------------------------------------------------------------------
         04-29          Deposit Non Teller                                          00000000422                80.02
         -----------------------------------------------------------------------------------------------------------
         04-29          Deposit Non Teller                                          00000000424                80.00
         -----------------------------------------------------------------------------------------------------------
         04-29          ACH Credit                                                                             76.60
                          KAHULUI PAX NO 4 TELECHECK 040429 05771405
         -----------------------------------------------------------------------------------------------------------
         04-29          Deposit Non Teller                                          00000000462                57.33
         -----------------------------------------------------------------------------------------------------------
         04-29          Deposit Non Teller                                          00000000424                51.99
         -----------------------------------------------------------------------------------------------------------
         04-29          Deposit Non Teller                                          00000000424                50.00
         -----------------------------------------------------------------------------------------------------------
         04-29          Deposit Non Teller                                          00000000424                45.00
         -----------------------------------------------------------------------------------------------------------
         04-29          Deposit Non Teller                                          00000000424                40.00
         -----------------------------------------------------------------------------------------------------------
         04-29          ACH Credit                                                                             34.88
                          HILO PASSENGER 4 TELECHECK 040429 05781604
         -----------------------------------------------------------------------------------------------------------
         04-29          Deposit Non Teller                                          00000000431                32.00
         -----------------------------------------------------------------------------------------------------------
         04-29          Deposit Non Teller                                          00000000424                25.00
         -----------------------------------------------------------------------------------------------------------
         04-29          Deposit Non Teller                                          00000000424                25.00
         -----------------------------------------------------------------------------------------------------------
         04-29          Deposit Non Teller                                          00000000424                15.00
         -----------------------------------------------------------------------------------------------------------
         04-29          Deposit Non Teller                                          00000000424                12.75
         -----------------------------------------------------------------------------------------------------------
         04-30          Automatic Transfer                                                                 34,041.83
                          TRANSFER FROM CONCENTRATION ACCOUNT 0034036160
         -----------------------------------------------------------------------------------------------------------
         04-30          Wire Transfer Credit                                                            1,773,398.83
                          BOH FUNDS TRANSFER 043004 040430000389702
                          IP11289040614172
         -----------------------------------------------------------------------------------------------------------
         04-30          Wire Transfer Credit                                                              890,875.50
                          B0H FUNDS TRANSFER 043004 040430000567702
         -----------------------------------------------------------------------------------------------------------
         04-30          Deposit Non Teller                                          00000000335           137,137.78
         -----------------------------------------------------------------------------------------------------------
         04-30          ACH Credit                                                                         70,052.53
                          USPS ST. LOUIS CONTRACTS 040430
                          990042880EA0000
         -----------------------------------------------------------------------------------------------------------
         04-30          Wire Transfer Credit                                                               57,503.12
                          BOH FUNDS TRANSFER 043004 040429002121702 0104 000678303
         -----------------------------------------------------------------------------------------------------------
         04-30          Deposit Non Teller                                          00000000681            29,426.10
         -----------------------------------------------------------------------------------------------------------
         04-30          ACH Credit                                                                         27,658.29
                          DISCOVER BUS SVC SETTLEMENT 040429 601101601001736
         -----------------------------------------------------------------------------------------------------------
         04-30          Deposit Non Teller                                          00000000336            21,820.43
         -----------------------------------------------------------------------------------------------------------
         04-30          Wire Transfer Credit                                                               20,108.89
                          BOH FUNDS TRANSFER 043004 040429002154702
                          MP21285340614764


         [LOGO OMITTED]  Bank of Hawaii


         HAWAIIAN AIRLINES INC                                                                         Page 21 of 22
         April 30, 2004                                                                                  0001-042424

         Date           Description                                                                        Additions
         -----------------------------------------------------------------------------------------------------------
         04-30          ACH Credit                                                                         14,605.95
                          USPS ST. LOUIS CONTRACTS 040430 990042880EA000O
         -----------------------------------------------------------------------------------------------------------
         04-30          Deposit Non Teller                                          00000000424             3,815.00
         -----------------------------------------------------------------------------------------------------------
         04-30          Deposit Non Teller                                          00000000431             3,340.42
         -----------------------------------------------------------------------------------------------------------
         04-30          Deposit Non Teller                                          00000000441             2,744.67
         -----------------------------------------------------------------------------------------------------------
         04-30          Deposit Non Teller                                          00000000424             2,335.93
         -----------------------------------------------------------------------------------------------------------
         04-30          ACH Credit                                                                          2,223.04
                          ALA MOANA TICKET TELECHECK 040430 05712517
         -----------------------------------------------------------------------------------------------------------
         04-30          Deposit Non Teller                                          00000000681             2,133.36
         -----------------------------------------------------------------------------------------------------------
         04-30          Deposit Non Teller                                          00000000441             2,092.18
         -----------------------------------------------------------------------------------------------------------
         04-30          Deposit Non Teller                                          00000000424             1,557.68
         -----------------------------------------------------------------------------------------------------------
         04-30          Deposit Non Teller                                          00000000335             1,409.97
         -----------------------------------------------------------------------------------------------------------
         04-30          Deposit Non Teller                                          00000000424             1,398.10
         -----------------------------------------------------------------------------------------------------------
         04-30          Deposit Non Teller                                          00000000679             1,394.95
         -----------------------------------------------------------------------------------------------------------
         04-30          Deposit Non Teller                                          00000000652             1,292.25
         -----------------------------------------------------------------------------------------------------------
         04-30          ACH Credit                                                                          1,203.21
                          KONA KEAHOLE STA TELECHECK 040430 05781806
         -----------------------------------------------------------------------------------------------------------
         04-30          Deposit Non Teller                                          00000000451             1,195.84
         -----------------------------------------------------------------------------------------------------------
         04-30          Deposit Non Teller                                          00000000424             1,147.01
         -----------------------------------------------------------------------------------------------------------
         04-30          Deposit Non Teller                                          00000000424             1,011.86
         -----------------------------------------------------------------------------------------------------------
         04-30          Deposit Non Teller                                          00000000336               981.45
         -----------------------------------------------------------------------------------------------------------
         04-30          Deposit Non Teller                                          00000000424               896.13
         -----------------------------------------------------------------------------------------------------------
         04-30          Deposit Non Teller                                          00000000424               679.62
         -----------------------------------------------------------------------------------------------------------
         04-30          Deposit Non Teller                                          00000000336               659.14
         -----------------------------------------------------------------------------------------------------------
         04-30          Deposit Non Teller                                          00000000335               610.10
         -----------------------------------------------------------------------------------------------------------
         04-30          Deposit Non Teller                                          00000000441               580.00
         -----------------------------------------------------------------------------------------------------------
         04-30          Deposit Non Teller                                          00000000431               565.43
         -----------------------------------------------------------------------------------------------------------
         04-30          Deposit Non Teller                                          00000000442               550.56
         -----------------------------------------------------------------------------------------------------------
         04-30          Deposit Non Teller                                          00000000679               517.68
         -----------------------------------------------------------------------------------------------------------
         04-30          ACH Credit                                                                            509.13
                          JCBI HI BKCD DEPST 200404 0001484047
         -----------------------------------------------------------------------------------------------------------
         04-30          ACH Credit                                                                            494.28
                        KAHULUI PAX NO 4 TELECHECK 040430 05771405
         -----------------------------------------------------------------------------------------------------------
         04-30          Deposit Non Teller                                          00000000422               427.84
         -----------------------------------------------------------------------------------------------------------
         04-30          Deposit Non Teller                                          00000000424               425.00
         -----------------------------------------------------------------------------------------------------------
         04-30          ACH Credit                                                                            375.26
                          JCBI HI BKCD DEPST 200404 0001370758
         -----------------------------------------------------------------------------------------------------------
         04-30          Deposit Non Teller                                          00000000424               375.00
         -----------------------------------------------------------------------------------------------------------
         04-30          Deposit Non Teller                                          00000000422               355.10
         -----------------------------------------------------------------------------------------------------------
         04-30          Deposit Non Teller                                          00000000451               349.60
         -----------------------------------------------------------------------------------------------------------
         04-30          Deposit Non Teller                                          00000000679               336.99
         -----------------------------------------------------------------------------------------------------------
         04-30          Deposit Non Teller                                          00000000452               332.68
         -----------------------------------------------------------------------------------------------------------
         04-30          Deposit Non Teller                                          00000000424               310.00
         -----------------------------------------------------------------------------------------------------------
         04-30          Deposit Non Teller                                          00000000432               215.25
         -----------------------------------------------------------------------------------------------------------
         04-30          Deposit Non Teller                                          00000000424               136.01
         -----------------------------------------------------------------------------------------------------------
         04-30          Deposit Non Teller                                          00000000424               130.00
         -----------------------------------------------------------------------------------------------------------
         04-30          ACH Credit                                                                            126.60
                          HILO PASSENGER 4 TELECHECK 040430 05781604
         -----------------------------------------------------------------------------------------------------------
         04-30          ACH Credit                                                                            109.00
                          JCBI HI BKCD DEPST 200404 0001290766


         [LOGO OMITTED]  Bank of Hawaii


         HAWAIIAN AIRLINES INC                                                                         Page 22 of 22
         April 30, 2004                                                                                  0001-042424

         Date           Description                                                                        Additions
         -----------------------------------------------------------------------------------------------------------
         04-30          Deposit Non Teller                                          00000000424                85.00
         -----------------------------------------------------------------------------------------------------------
         04-30          Deposit Non Teller                                          00000000424                80.00
         -----------------------------------------------------------------------------------------------------------
         04-30          Deposit Non Teller                                          00000000424                50.00
         -----------------------------------------------------------------------------------------------------------
         04-30          Deposit Non Teller                                          00000000424                50.00
         -----------------------------------------------------------------------------------------------------------
         04-30          Customer Deposit                                            00000000444                49.22
         -----------------------------------------------------------------------------------------------------------
         04-30          ACH Credit                                                                             35.00
                          KAUAI PASSENGER TELECHECK 040430 05764731
         -----------------------------------------------------------------------------------------------------------
         04-30          Deposit Non Teller                                          00000000336                30.00
         -----------------------------------------------------------------------------------------------------------
         04-30          Deposit Non Teller                                          00000000424                25.50
         -----------------------------------------------------------------------------------------------------------
         04-30          Deposit Non Teller                                          00000000424                25.00
         -----------------------------------------------------------------------------------------------------------
         04-30          Deposit Non Teller                                          00000000424                20.00
         -----------------------------------------------------------------------------------------------------------
         04-30          Deposit Non Teller                                          00000000336                15.00
         -----------------------------------------------------------------------------------------------------------
         04-30          Deposit Non Teller                                          00000000336                15.00


DAILY BALANCES
         Date           Amount    Date           Amount    Date           Amount
         ---------------------    ---------------------    ---------------------
         04-15            0.00    04-21            0.00    04-27            0.00
         ---------------------    ---------------------    ---------------------
         04-16            0.00    04-22            0.00    04-28            0.00
         ---------------------    ---------------------    ---------------------
         04-19            0.00    04-23            0.00    04-29            0.00
         ---------------------    ---------------------    ---------------------
         04-20            0.00    04-26            0.00    04-30            0.00
         ---------------------    ---------------------    ---------------------

[Bank of Hawaii Logo]
-------------------------------------------------------------------------------
UNDERSTANDING YOUR ACCOUNT STATEMENT
-------------------------------------------------------------------------------
Please report any errors, discrepancies, irregularities or omissions.
This statement summarizes the activity of your account(s) during the statement period shown on the front.
1. ACCOUNT SUMMARY includes beginning balance, number of enclosures, low/average balance, interest paid year to date (if any), total additions (credits), and subtractions (debits) and the ending balance for this statement period.
2. CHECKS include checks in numerical order. An asterisk (") next to the check number indicates that a check(&) preceding if is not stated because it has not yet cleared the bank or was listed on a prior statement.
3. DEBITS include withdrawals, automatic deductions/payments, transfers out of the account, card transactions (such as Bank Machine transactions and Check Card transactions), fees (such as the Monthly Service Fee/Maintenance Fee (if any)).
4. CREDITS include deposits, transfers to the account, special entries (such as corrections) and Interest Earned (if applicable).
5.   DAILY BALANCE includes all activity up to and including that date.
6. SUMMARY OF ACCOUNT BALANCES is reflected for combined statements. This reflects the balance at the end of the statement period.
-------------------------------------------------------------------------------
ACCOUNT RECONCILIATION
-------------------------------------------------------------------------------
This worksheet will assist you in balancing your account.

                                                              --------------
  o Ending balance reflected on this statement                  $
  o Add deposits and transfers to this account;               --------------
    not yet reflected on this statement:
  ----------------------------------------------------------
     Date       Amount       Date       Amount      Date
  ----------------------------------------------------------
              $                       $
  ----------------------------------------------------------
              $                       $
  --------------------------------------------------------------------------
              $                       $                       + $
  --------------------------------------------------------------------------

                                                              --------------
  o Sub-Total:                                                = $
                                                              --------------
  o Subtract checks, withdrawals and transfers out of this account, not reflected on this statement
  ----------------------------------------------------------
    Date/                    Date/                   Date/
   Check No.    Amount     Check No.    Amount     Check No.
  ----------------------------------------------------------
              $                       $
  ----------------------------------------------------------
              $                       $
  --------------------------------------------------------------------------
              $                       $                       - $
  --------------------------------------------------------------------------

                                                              --------------
  o Current Account Balance                                   = $
                                                              --------------
    (For checking accounts, thus amount should equal your checkbook register balance.)

-------------------------------------------------------------------------------
ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS (For Consumers Only)
-------------------------------------------------------------------------------
In case of errors or questions about your electronic transfers, or if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt, direct inquiries to us (as soon as you can) at the contact numbers or address shown on the front of this statement.
We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared. Please provide us the following information:

    o  Your name and account number
    o Describe the error or transfer you are questioning and explain as clearly as you can why you believe there is an error or why you need more information
    o  Date and dollar amount of the suspected error

We will investigate your complaint and correct any errors promptly. If we take more than 10 business days to do this, we will credit your account for the amount in question, so that you will have use of the money during the time it takes us to complete our investigation.

-------------------------------------------------------------------------------
FAIR CREDIT REPORTING ACT DISCLOSURE (For Consumers Only)
-------------------------------------------------------------------------------
If you believe we may have reported inaccurate information about your account to a consumer reporting agency, write us on a separate sheet of paper at the address shown on the front of this statement. Please identify the inaccurate information and why you feel it is inaccurate.
-------------------------------------------------------------------------------
                        State of Hawaii: 1-888-643-3888
                (TTY for the hearing impaired; 1-888-643-9888)
                         American Samoa: 684-633-4726
                        Guam and Saipan: 1-877-553-2424
                      Palau (Koror Branch); 680-488-2602
-------------------------------------------------------------------------------
MEMBER FDIC                                         [Equal Housing Lender Logo]

DDA-716 (Rev 11-2003)

   Bank of Hawaii                                 Statement of Account
   Last statement: April 15, 2004                 Account: 0001-028588
   This statement: April 30, 2004                 Page 1 of 17
   Total days in statement period: 15             Number of Enclosures: (834)
                                                  Direct inquiries to:
                                                    888-643-3888
   HAWAIIAN AIRLINES INC
   GENERAL ACCOUNT                                BANK OF HAWAII
   PO BOX 29908-ATTN VP CNTRLLR                   P.O. BOX 2900
   HONOLULU HI 96820                              HONOLULU HI 96846

     USE YOUR BANK OF HAWAII CHECK CARD FOR BUSINESS AND SAVE. FIND OUT HOW MUCH YOU CAN SAVE AT BOH.COM/BUSINESS BANKING. APPLY FOR A CHECK CARD FOR BUSINESS TODAY! MEMBER FDIC

Business Cash Advantage

        Account number             0001-028688       Beginning balance            $2,492,043.00
        Enclosures                         834       Total additions              41,007,965.10
        Low balance              02,459,911.00       Total subtractions           40,939,136.10
        Average balance          $2.779,166.67       Ending balance               $2,560,873.00

CHECKS

        Number                    Date               Amount      Number                 Date                  Amount
        ---------------------------------------------------      ---------------------------------------------------
        198121 (4/19)            04-29               566.41      196125 *              04-21                   15.00
        ---------------------------------------------------      ---------------------------------------------------
        193729                   04-19             2,592.50      196150 *              04-28                   13.45
        ---------------------------------------------------      ---------------------------------------------------
        194051                   04-28                93.22      196192 *              04-20                  241.99
        ---------------------------------------------------      ---------------------------------------------------
        1940541                  04-28                21.72      196267 *              04-22                   45.98
        ---------------------------------------------------      ---------------------------------------------------
        194902 *                 04-20               773.00      196387 *              04-21                   15.00
        ---------------------------------------------------      ---------------------------------------------------
        194956 *                 04-30               100.00      196463 *              04-16                  206.47
        ---------------------------------------------------      ---------------------------------------------------
        195128 *                 04-21                15.00      196515 *              04-20                   87.60
        ---------------------------------------------------      ---------------------------------------------------
        195179 *                 04-28               233.73      196544 *              04-27                   17.68
        ---------------------------------------------------      ---------------------------------------------------
        196244 *                 04-19               146.42      196579 *              04-16                  140.69
        ---------------------------------------------------      ---------------------------------------------------
        195257 *                 04-19               188.79      196627 *              04-19                1,307.85
        ---------------------------------------------------      ---------------------------------------------------
        195435 *                 04-22               182.29      196663 *              04-21                   45.00
        ---------------------------------------------------      ---------------------------------------------------
        195517 *                 04-21                40.00      196859 *              04-26                   43.88
        ---------------------------------------------------      ---------------------------------------------------
        195525 *                 04-21                15.00      196861 *              04-22                   16.66
        ---------------------------------------------------      ---------------------------------------------------
        195648 *                 04-21                84.48      196867 *              04-30                  260.42
        ---------------------------------------------------      ---------------------------------------------------
        195743 *                 04-16                78.34      196870 *              04-19                1,934.00
        ---------------------------------------------------      ---------------------------------------------------
        195886 *                 04-27               424.46      196876 *              04-26                3,108.23
        ---------------------------------------------------      ---------------------------------------------------
        195989 *                 04-19               135.00      196920 *              04-28                  113.44
        ---------------------------------------------------      ---------------------------------------------------
        196058 *                 04-21                32.40      196921                04-23                  648.00
        ---------------------------------------------------      ---------------------------------------------------
        196059                   04-21               172.80      196925 *              04-26                   59.50
        ---------------------------------------------------      ---------------------------------------------------
        196060                   04-22               216.00      196926                04-21                  117.40
        ---------------------------------------------------      ---------------------------------------------------
        196065 *                 04-16               216.00      196927                04-22                   34.00
        ---------------------------------------------------      ---------------------------------------------------
        196069 *                 04-26               216.00      196935 *              04-20                   36.93
        ---------------------------------------------------      ---------------------------------------------------
        196076 *                 04-76               216.00      196943 *              04-19                  719.68
        ---------------------------------------------------      ---------------------------------------------------


Bank of Hawaii
HAWAIIAN AIRLINES INC                                                                                  Page 2 of 17
April 30, 2004                                                                                          0001-028588

        Number                    Date               Amount      Number                 Date                  Amount
        ---------------------------------------------------      ---------------------------------------------------
        196966 *                 04-16               281.25      197425 *              04-16                  245.05
        ---------------------------------------------------      ---------------------------------------------------
        196969 *                 04-23              4,80.00      197426                04-16                  140.83
        ---------------------------------------------------      ---------------------------------------------------
        196976 *                 04-27               216.00      197437 *              04-19                   25.91
        ---------------------------------------------------      ---------------------------------------------------
        196982 *                 04-20                 6.37      197441 *              04-26                  619.68
        ---------------------------------------------------      ---------------------------------------------------
        196984 *                 04-27                67.57      197444 *              04-20                  156.00
        ---------------------------------------------------      ---------------------------------------------------
        196987 *                 04-29               691.20      197466 *              04-20                   13.00
        ---------------------------------------------------      ---------------------------------------------------
        196988                   04-22               216.00      197448 *              04-28                  948.00
        ---------------------------------------------------      ---------------------------------------------------
        198991 *                 04-22               259.20      197454 *              04-19                  426.80
        ---------------------------------------------------      ---------------------------------------------------
        196992                   04-22                81.00      197456 *              04-19                   42.68
        ---------------------------------------------------      ---------------------------------------------------
        196998 *                 04-20               216.00      197458 *              04-29                1,500.50
        ---------------------------------------------------      ---------------------------------------------------
        197007 *                 04-27               216.00      197460 *              04-19               22,500.00
        ---------------------------------------------------      ---------------------------------------------------
        197008                   04-22               475.20      197465 *              04-20                   51.80
        ---------------------------------------------------      ---------------------------------------------------
        197014 *                 04-21                96.70      197467 *              04-21                   63.49
        ---------------------------------------------------      ---------------------------------------------------
        197016 *                 04-21                94.49      197468                04-16                   66.19
        ---------------------------------------------------      ---------------------------------------------------
        197021 *                 04-20               325.00      197472 *              04-26                  216.00
        ---------------------------------------------------      ---------------------------------------------------
        197023 *                 04-21             1,500.00      197473                04-21                  172.80
        ---------------------------------------------------      ---------------------------------------------------
        197024                   04-21               750.00      197479 *              04-29                   41.69
        ---------------------------------------------------      ---------------------------------------------------
        197025                   04-21             2,000.00      197486 *              04-19                  932.00
        ---------------------------------------------------      ---------------------------------------------------
        197026                   04-16             3,500.00      197493 *              04-16                  136.00
        ---------------------------------------------------      ---------------------------------------------------
        197029 *                 04-29            63,436.22      197499 *              04-16                   18.79
        ---------------------------------------------------      ---------------------------------------------------
        197091 *                 04-19                3,945      197502 *              04-19                  674.47
        ---------------------------------------------------      ---------------------------------------------------
        197130 *                 04-19             2,965.46      197505 *              04-16                2,040,00
        ---------------------------------------------------      ---------------------------------------------------
        197132 *                 04-27               389.40      197508 *              04-20                   67.60
        ---------------------------------------------------      ---------------------------------------------------
        197137 *                 04-19               750.00      197523 *              04-30                 1,767.2
        ---------------------------------------------------      ---------------------------------------------------
        197138                   04-19               381.64      197525 *              04-27                   35.00
        ---------------------------------------------------      ---------------------------------------------------
        197180 *                 04-29               588.00      197529 *              04-19                  931.06
        ---------------------------------------------------      ---------------------------------------------------
        197171 *                 04-26                15.00      197530                04-20                 1,668.0
        ---------------------------------------------------      ---------------------------------------------------
        197173 *                 04-16             1,506.34      197531                04-19                  146.64
        ---------------------------------------------------      ---------------------------------------------------
        197212 *                 04-21               633.05      197532                04-19                  590.00
        ---------------------------------------------------      ---------------------------------------------------
        197244 *                 04-22               295.00      197538 *              04-16                  421.22
        ---------------------------------------------------      ---------------------------------------------------
        197250 *                 04-21                45.00      197540 *              04-22                  171.37
        ---------------------------------------------------      ---------------------------------------------------
        197263 *                 04-16                50.00      197544 *              04-19                  168.48
        ---------------------------------------------------      ---------------------------------------------------
        197341 *                 04-19                82-00      197547 *              04-27                  957.79
        ---------------------------------------------------      ---------------------------------------------------
        197348 *                 04-21                35.00      197549 *              04-19                2,876.00
        ---------------------------------------------------      ---------------------------------------------------
        197351 *                 04-29               153.00      197559 *              04-16                3,158.35
        ---------------------------------------------------      ---------------------------------------------------
        197356 *                 04-20             1,595.03      197562 *              04-16                2,950.32
        ---------------------------------------------------      ---------------------------------------------------
        197363 *                 04-27               330.00      197569 *              04-16                  147.40
        ---------------------------------------------------      ---------------------------------------------------
        197365 *                 04-27                89.97      197572 *              04-16                  194.43
        ---------------------------------------------------      ---------------------------------------------------
        197368 *                 04-29               105.00      197573                04-19                  338.52
        ---------------------------------------------------      ---------------------------------------------------
        197375 *                 04-19               339.47      197674                04-26                  188.00
        ---------------------------------------------------      ---------------------------------------------------
        197378 *                 04-19               375.00      197576 *              04-23                   88.54
        ---------------------------------------------------      ---------------------------------------------------
        197381 *                 04-19             3,243.05      197578 *              04-28                  361.96
        ---------------------------------------------------      ---------------------------------------------------
        197382                   04-19             1,553.94      197579                04-19                  976.56
        ---------------------------------------------------      ---------------------------------------------------
        197390 *                 04-29               153.00      197582 *              04-19                  338.54
        ---------------------------------------------------      ---------------------------------------------------
        197392 *                 04-19               115.00      197585 *              04-19                  664.29
        ---------------------------------------------------      ---------------------------------------------------
        197393                   04-23                59.97      197586                04-26                  519.50
        ---------------------------------------------------      ---------------------------------------------------
        197396 *                 04-27               216.00      197588 *              04-19                  218.00
        ---------------------------------------------------      ---------------------------------------------------
        197400 *                 04-27               216.00      197589                04-22                   52.61
        ---------------------------------------------------      ---------------------------------------------------
        197401                   04-27               259.20      197598 *              04-16                  178.92
        ---------------------------------------------------      ---------------------------------------------------
        197411 *                 04-27             1,097.66      197612 *              04-19                  426.33
        ---------------------------------------------------      ---------------------------------------------------
        197412                   04-26               136.59      197613                04-20                  480.93
        ---------------------------------------------------      ---------------------------------------------------


Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                  Page 3 of 17
April 30, 2004                                                                                          0001-028588

        Number                    Date               Amount      Number                 Date                  Amount
        ---------------------------------------------------      ---------------------------------------------------
        197614                   04-16               577.76      197778 *              04-29                  530.43
        ---------------------------------------------------      ---------------------------------------------------
        197615                   04-19               577.98      197782 *              04-26                   50.00
        ---------------------------------------------------      ---------------------------------------------------
        197618 *                 04-19             1,183.53      197783                04-21                  280.25
        ---------------------------------------------------      ---------------------------------------------------
        197623 *                 04-27               851.80      197785 *              04-16                  104.47
        ---------------------------------------------------      ---------------------------------------------------
        197624                   04-19               250.26      197789 *              04-23                   53.89
        ---------------------------------------------------      ---------------------------------------------------
        197625                   04-16               245.90      197790                04-19                  150.00
        ---------------------------------------------------      ---------------------------------------------------
        197631 *                 04-19               303.70      197791                04-21                  153.80
        ---------------------------------------------------      ---------------------------------------------------
        197632                   04-16             1,249.99      197792                04-26                3,021.64
        ---------------------------------------------------      ---------------------------------------------------
        197633                   04-19             3,155.49      197794 *              04-21                   33.63
        ---------------------------------------------------      ---------------------------------------------------
        197634                   04-19               216.67      197797 *              04-22                  164.00
        ---------------------------------------------------      ---------------------------------------------------
        197645 *                 04-19             3,066.67      197798                04-16                  289.00
        ---------------------------------------------------      ---------------------------------------------------
        197649 *                 04-20               113.54      197800 *              04-22                   98.80
        ---------------------------------------------------      ---------------------------------------------------
        197652 *                 04-19               506.70      197801                04-26                4,810.68
        ---------------------------------------------------      ---------------------------------------------------
        197653                   04-16               523.71      197802                04-28                3,200.80
        ---------------------------------------------------      ---------------------------------------------------
        197655 *                 04-16               234.00      197803                04-20                  157.50
        ---------------------------------------------------      ---------------------------------------------------
        197656                   04-16               536.60      197804                04-22                  484.08
        ---------------------------------------------------      ---------------------------------------------------
        197663 *                 04-21               124.75      197805                04-22                7,831.19
        ---------------------------------------------------      ---------------------------------------------------
        197664                   04-20             4,262.47      197807 *              04-19              108,066.51
        ---------------------------------------------------      ---------------------------------------------------
        197670 *                 04-28               330.48      197810 *              04-19                  218.06
        ---------------------------------------------------      ---------------------------------------------------
        197673 *                 04-29               126.45      197811                04-20                  381.30
        ---------------------------------------------------      ---------------------------------------------------
        197680 *                 04-16             1,797.63      197812                04-23                  126.46
        ---------------------------------------------------      ---------------------------------------------------
        197685 *                 04-21                15.00      197813                04-19                   35.00
        ---------------------------------------------------      ---------------------------------------------------
        197687 *                 04-16               260.00      197814                04-16                  805.00
        ---------------------------------------------------      ---------------------------------------------------
        197689 *                 04-19               229.00      197815                04-26                  150.35
        ---------------------------------------------------      ---------------------------------------------------
        197691 *                 04-16               121.22      197816                04-19                  159.73
        ---------------------------------------------------      ---------------------------------------------------
        197704 *                 04-22             7,756.52      197817                04-22                   38.49
        ---------------------------------------------------      ---------------------------------------------------
        197716 *                 04-21            11,897.22      197818                04-30                  161.99
        ---------------------------------------------------      ---------------------------------------------------
        197717                   04-16            58,585.32      197819                04-20                   39.00
        ---------------------------------------------------      ---------------------------------------------------
        197718                   04-16            31,492.50      197820                04-26                  653.10
        ---------------------------------------------------      ---------------------------------------------------
        197721 *                 04-16            58,323.44      197821                04-26                  346.20
        ---------------------------------------------------      ---------------------------------------------------
        197722                   04-19            25,863.79      197822                04-20                   39.00
        ---------------------------------------------------      ---------------------------------------------------
        197724 *                 04-19             6,160.00      197824 *              04-29                   45.10
        ---------------------------------------------------      ---------------------------------------------------
        197727 *                 04-16            73,779.85      197825                04-23                1,782.00
        ---------------------------------------------------      ---------------------------------------------------
        197728.                  04-16            14,478.05      197826                04-19                   32.15
        ---------------------------------------------------      ---------------------------------------------------
        197737 *                 04-16            37,050.00      197827                04-19                  635.00
        ---------------------------------------------------      ---------------------------------------------------
        197739 *                 04-22                36.00      197828                04-19                  249.48
        ---------------------------------------------------      ---------------------------------------------------
        197742 *                 04-26                90.00      197829                04-21                  702.00
        ---------------------------------------------------      ---------------------------------------------------
        197745 *                 04-22                44.04      197830                04-26                  750.00
        ---------------------------------------------------      ---------------------------------------------------
        197746                   04-21                30.00      197831                04-20                1,258.40
        ---------------------------------------------------      ---------------------------------------------------
        197749 *                 04-19               607.60      197832                04-19                2,889.56
        ---------------------------------------------------      ---------------------------------------------------
        197751 *                 04-19            78,187.05      197833                04-23                2,900.00
        ---------------------------------------------------      ---------------------------------------------------
        197754 *                 04-21               621.00      197834                04-16                  465.83
        ---------------------------------------------------      ---------------------------------------------------
        197759 *                 04-26               264.00      197835                04-21            1,270,000.00
        ---------------------------------------------------      ---------------------------------------------------
        197764 *                 04-16            23,374.80      197836                04-26              141,000.00
        ---------------------------------------------------      ---------------------------------------------------
        197767 *                 04-26               518.40      197837                04-28                  483.00
        ---------------------------------------------------      ---------------------------------------------------
        197769 *                 04-26                90.00      197838                04-23                  725.00
        ---------------------------------------------------      ---------------------------------------------------
        197770                   04-23               388.80      197839                04-21              317,500.00
        ---------------------------------------------------      ---------------------------------------------------
        197771                   04-20               241.91      197840                04-26               53,131.00
        ---------------------------------------------------      ---------------------------------------------------
        197772                   04-27                13.88      197841                04-27                  216.00
        ---------------------------------------------------      ---------------------------------------------------
        197775 *                 04-28                39.00      197842                04-28                  129.60
        ---------------------------------------------------      ---------------------------------------------------
        197776                   04-22                10.45      197843                04-28                  108.00
        ---------------------------------------------------      ---------------------------------------------------


Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                  Page 4 of 17
April 30, 2004                                                                                          0001-028588

        Number                    Date               Amount      Number                 Date                  Amount
        ---------------------------------------------------      ---------------------------------------------------
        197847 *                 04-28               216.00      197936                04-20                  790.15
        ---------------------------------------------------      ---------------------------------------------------
        197853 *                 04-30               216.00      197937                04-21                   42.58
        ---------------------------------------------------      ---------------------------------------------------
        197857 *                 04-30               388.80      197938                04-21                3,923.67
        ---------------------------------------------------      ---------------------------------------------------
        197862 *                 04-27               604.80      197939                04-22                1,107.34
        ---------------------------------------------------      ---------------------------------------------------
        197864 *                 04-29               216.00      197940                04-27                  185.00
        ---------------------------------------------------      ---------------------------------------------------
        197870 *                 04-28               216.00      197941                04-22                   51.00
        ---------------------------------------------------      ---------------------------------------------------
        197882 *                 04-28               216.00      197942                04-20                  201.91
        ---------------------------------------------------      ---------------------------------------------------
        197883                   04-21             1,335.16      197943                04-20                  590.76
        ---------------------------------------------------      ---------------------------------------------------
        197884                   04-27               216.00      197944                04-22                  228.11
        ---------------------------------------------------      ---------------------------------------------------
        197885                   04-30               216.00      197945                04-21                   96.73
        ---------------------------------------------------      ---------------------------------------------------
        197890 *                 04-16             4,017.86      197946                04-23                   27.77
        ---------------------------------------------------      ---------------------------------------------------
        197891                   04-20            56,102.84      197947                04-21                  177.67
        ---------------------------------------------------      ---------------------------------------------------
        197892                   04-26            36,617.30      197948                04-20                  375.00
        ---------------------------------------------------      ---------------------------------------------------
        197893                   04-27            58,890.27      197949                04-21                   72.86
        ---------------------------------------------------      ---------------------------------------------------
        197894                   04-21           355,338.01      197950                04-20                4,752.24
        ---------------------------------------------------      ---------------------------------------------------
        197895                   04-20            46,183.20      197951                04-22                   53.95
        ---------------------------------------------------      ---------------------------------------------------
        197896                   04-23               480.00      197952                04-21                2,921.28
        ---------------------------------------------------      ---------------------------------------------------
        197897                   04-23               696.00      197953                04-20                2,357,25
        ---------------------------------------------------      ---------------------------------------------------
        197898                   04-26               317.71      197954                04-20                  300.00
        ---------------------------------------------------      ---------------------------------------------------
        197899                   04-20               127.61      197955                04-20                   68.74
        ---------------------------------------------------      ---------------------------------------------------
        197901 *                 04-21               435.38      197956                04-21                  451.26
        ---------------------------------------------------      ---------------------------------------------------
        197903 *                 04-21               598.75      197957                04-27                3,050.71
        ---------------------------------------------------      ---------------------------------------------------
        197904                   04-22             2,574.00      197958                04-27                2,876.00
        ---------------------------------------------------      ---------------------------------------------------
        197905                   04-22               239.60      197959                04-21                  863.09
        ---------------------------------------------------      ---------------------------------------------------
        197906                   04-21               141.41      197960                04-20                  338.05
        ---------------------------------------------------      ---------------------------------------------------
        197907                   04-23            11,700.00      197961                04-21                1,458.25
        ---------------------------------------------------      ---------------------------------------------------
        197908                   04-21           968,754.55      197962                04-20                  454.04
        ---------------------------------------------------      ---------------------------------------------------
        197909                   04-21            16,079.00      197963                04-19                  844.35
        ---------------------------------------------------      ---------------------------------------------------
        197910                   04-26            16,079.97      197964                04-21                  385.00
        ---------------------------------------------------      ---------------------------------------------------
        197911                   04-22             6,214.00      197966 *              04-21                    7.00
        ---------------------------------------------------      ---------------------------------------------------
        197912                   04-16             1,381.24      197967                04-21                1,536.00
        ---------------------------------------------------      ---------------------------------------------------
        197913                   04-20               327.53      197968                04-20                  114.70
        ---------------------------------------------------      ---------------------------------------------------
        197914                   04-22               123.02      197969                04-21                   45.60
        ---------------------------------------------------      ---------------------------------------------------
        197916 *                 04-23               127.15      197970                04-20                  407.53
        ---------------------------------------------------      ---------------------------------------------------
        197917                   04-20               421.28      197971                04-21                  506.66
        ---------------------------------------------------      ---------------------------------------------------
        197918                   04-22               450.00      197972                04-22                2,727.65
        ---------------------------------------------------      ---------------------------------------------------
        197919                   04-26               277.80      197973                04-22                   16.00
        ---------------------------------------------------      ---------------------------------------------------
        197920                   04-23             4,285.95      197974                04-21                   85.53
        ---------------------------------------------------      ---------------------------------------------------
        197921                   04-20               173.96      197975                04-27                  547.65
        ---------------------------------------------------      ---------------------------------------------------
        197922                   04-20             1,876.67      197976                04-22                  100.95
        ---------------------------------------------------      ---------------------------------------------------
        197923                   04-20             2,894.86      197977                04-28                2,333.32
        ---------------------------------------------------      ---------------------------------------------------
        197924                   04-22                12.50      197978                04-27                  295.20
        ---------------------------------------------------      ---------------------------------------------------
        197925                   04-22             2,310.00      197979                04-21                  972.00
        ---------------------------------------------------      ---------------------------------------------------
        197926                   04-20                35.94      197980                04-21                  247.50
        ---------------------------------------------------      ---------------------------------------------------
        197927                   04-19                 9.03      197981                04-23                   31.99
        ---------------------------------------------------      ---------------------------------------------------
        197928                   04-20             1,401.54      197982                04-21                   91.21
        ---------------------------------------------------      ---------------------------------------------------
        197930 *                 04-27             3,145.68      197983                04-26                  220.00
        ---------------------------------------------------      ---------------------------------------------------
        197931                   04-22               691.69      19.7984               04-20                  468.75
        ---------------------------------------------------      ---------------------------------------------------
        197932                   04-21                15.00      197985                04-20                  320.21
        ---------------------------------------------------      ---------------------------------------------------
        197934 *                 04-22                35.00      197986                04-21                  298.75
        ---------------------------------------------------      ---------------------------------------------------
        197935                   04-23             4,187.50      197987                04-21                2,237.92
        ---------------------------------------------------      ---------------------------------------------------


Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                  Page 5 of 17
April 30, 2004                                                                                          0001-028588

        Number                    Date               Amount      Number                 Date                  Amount
        ---------------------------------------------------      ---------------------------------------------------
        197988                   04-22             1,438.24      198043                04-22                5,000.00
        ---------------------------------------------------      ---------------------------------------------------
        197989                   04-20               371.93      198044                04-21                  112.65
        ---------------------------------------------------      ---------------------------------------------------
        197990                   04-22               145.78      198045                04-20                   60.06
        ---------------------------------------------------      ---------------------------------------------------
        197991                   04-21             2,000.00      198047 *              04-21                3,632.93
        ---------------------------------------------------      ---------------------------------------------------
        197992                   04-19             3,648.75      198048                04-22                  450.10
        ---------------------------------------------------      ---------------------------------------------------
        197993                   04-19                76.67      198049                04-20                  178.75
        ---------------------------------------------------      ---------------------------------------------------
        197994                   04-22             2,569.68      198050                04-28                4,273.50
        ---------------------------------------------------      ---------------------------------------------------
        197995                   04-20             1,054.67      198051                04-21                  498.94
        ---------------------------------------------------      ---------------------------------------------------
        197996                   04-20               461.83      198052                04-20                  289.90
        ---------------------------------------------------      ---------------------------------------------------
        197997                   04-22                12.00      198053                04-30                   96.00
        ---------------------------------------------------      ---------------------------------------------------
        197998                   04-20               945.00      198054                04-22                4,823.84
        ---------------------------------------------------      ---------------------------------------------------
        198000 *                 04-26             4,734.45      198055                04-20                  268.65
        ---------------------------------------------------      ---------------------------------------------------
        198001                   04-20               391.36      198056                04-21                  949.00
        ---------------------------------------------------      ---------------------------------------------------
        198002                   04-23               473.23      198057                04-20                  662.47
        ---------------------------------------------------      ---------------------------------------------------
        198003                   04-27                67.00      198059 *              04-20                2,574.19
        ---------------------------------------------------      ---------------------------------------------------
        198004                   04-22             4,780.59      198061 *              04-21               10,772.02
        ---------------------------------------------------      ---------------------------------------------------
        198005                   04-21               373.43      198062                04-20               14,231.95
        ---------------------------------------------------      ---------------------------------------------------
        198007 *                 04-21               364.55      198064 *              04-23               18,310.24
        ---------------------------------------------------      ---------------------------------------------------
        198008                   04-20               137.49      198065                04-23               33,443.15
        ---------------------------------------------------      ---------------------------------------------------
        198009                   04-22               892.67      198066                04-23               24,911.52
        ---------------------------------------------------      ---------------------------------------------------
        198010                   04-21               115.00      198067                04-20                6,249.96
        ---------------------------------------------------      ---------------------------------------------------
        198011                   04-22               786.46      198068                04-23               17,564.21
        ---------------------------------------------------      ---------------------------------------------------
        198012                   04-20                55.05      198069                04-20                5,292.50
        ---------------------------------------------------      ---------------------------------------------------
        198013                   04-27               746.30      198070                04-21              738,859.88
        ---------------------------------------------------      ---------------------------------------------------
        198014                   04-21               218.00      198071                04-22                5,851.16
        ---------------------------------------------------      ---------------------------------------------------
        198015                   04-21               313.12      198072                04-26                8,160.58
        ---------------------------------------------------      ---------------------------------------------------
        198016                   04-20                17.30      198073                04-22               11,841.08
        ---------------------------------------------------      ---------------------------------------------------
        198017                   04-21               451.89      198074                04-22               72,618.91
        ---------------------------------------------------      ---------------------------------------------------
        198018                   04-21               119.79      198076 *              04-21                5,023.55
        ---------------------------------------------------      ---------------------------------------------------
        198019                   04-21               512.50      198077                04-19               19,799.75
        ---------------------------------------------------      ---------------------------------------------------
        198020                   04-22             3,011.58      198081 *              04-21               75,801.32
        ---------------------------------------------------      ---------------------------------------------------
        198021                   04-20             3,935.52      198084 *              04-22               14,708.88
        ---------------------------------------------------      ---------------------------------------------------
        198022                   04-19               760.41      198085                04-20                8,678.24
        ---------------------------------------------------      ---------------------------------------------------
        198024 *                 04-21               397.62      198086                04-23               80,496.40
        ---------------------------------------------------      ---------------------------------------------------
        198025                   04-22               677.34      198087                04-21                9,605.00
        ---------------------------------------------------      ---------------------------------------------------
        198026                   04-27               670.97      198088                04-23               15,750.00
        ---------------------------------------------------      ---------------------------------------------------
        198027                   04-20               176.88      198089                04-23                5,734.27
        ---------------------------------------------------      ---------------------------------------------------
        198028                   04-23               137.00      198090                04-23                8,093.73
        ---------------------------------------------------      ---------------------------------------------------
        198029                   04-21               401.67      198091                04-19               18,000.00
        ---------------------------------------------------      ---------------------------------------------------
        198030                   04-20               517.46      198092                04-20               69,195.00
        ---------------------------------------------------      ---------------------------------------------------
        198031                   04-20               460.41      198093                04-21               23,433.79
        ---------------------------------------------------      ---------------------------------------------------
        198032                   04-22             1,900.00      198094                04-22               38,000.00
        ---------------------------------------------------      ---------------------------------------------------
        198033                   04-23             1,216.08      198095                04-26               10,000.00
        ---------------------------------------------------      ---------------------------------------------------
        198034                   04-22               365.38      198096                04-21                9,750.00
        ---------------------------------------------------      ---------------------------------------------------
        198035                   04-20             1,636.62      198098 *              04-21               19,999.98
        ---------------------------------------------------      ---------------------------------------------------
        198036                   04-20             2,345.00      198099                04-29                  776.85
        ---------------------------------------------------      ---------------------------------------------------
        198037                   04-20               795.00      198100                04-21                1,385.53
        ---------------------------------------------------      ---------------------------------------------------
        198039 *                 04-21                 1.34      198101                04-21                1,125.00
        ---------------------------------------------------      ---------------------------------------------------
        198040                   04-23             1,673.90      198102                04-28                   28.90
        ---------------------------------------------------      ---------------------------------------------------
        198041                   04-27             2,404.69      198103                04-23                1,230.00
        ---------------------------------------------------      ---------------------------------------------------
        198042                   04-20               141.21      198107 *              04-20                  150.00
        ---------------------------------------------------      ---------------------------------------------------


Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                  Page 6 of 17
April 30, 2004                                                                                          0001-028588

        Number                    Date               Amount      Number                 Date                  Amount
        ---------------------------------------------------      ---------------------------------------------------
        198108                   04-26                82.00      198177 *              04-23                  591.91
        ---------------------------------------------------      ---------------------------------------------------
        198109                   04-20             2,325.00      198180 *              04-30                  177.23
        ---------------------------------------------------      ---------------------------------------------------
        198110                   04-22                64.58      198181                04-29                  556.28
        ---------------------------------------------------      ---------------------------------------------------
        198112 *                 04-21             1,666.54      198184 *              04-28               61,079.38
        ---------------------------------------------------      ---------------------------------------------------
        198113                   04-21                29.45      198187 *              04-27                  680.00
        ---------------------------------------------------      ---------------------------------------------------
        198114                   04-21               522.00      198190 *              04-27                   29.00
        ---------------------------------------------------      ---------------------------------------------------
        198115                   04-20             1,680.28      198191                04-26                    6.00
        ---------------------------------------------------      ---------------------------------------------------
        198116                   04-20            29,652.00      198194 *              04-22                  146.61
        ---------------------------------------------------      ---------------------------------------------------
        198117                   04-21           120,000.00      198195                04-29                2,850.00
        ---------------------------------------------------      ---------------------------------------------------
        198118                   04-29               451.14      198197 *              04-27                  927.00
        ---------------------------------------------------      ---------------------------------------------------
        198119                   04-23               246.84      198199 *              04-30                  767.63
        ---------------------------------------------------      ---------------------------------------------------
        198120                   04-20                52.19      198200                04-27                  650.00
        ---------------------------------------------------      ---------------------------------------------------
        198122 *                 04-20               155.45      198201                04-30                1,882.93
        ---------------------------------------------------      ---------------------------------------------------
        198123                   04-30                60.00      198202                04-28                  330.00
        ---------------------------------------------------      ---------------------------------------------------
        198124                   04-22               680.64      198204 *              04-29                  363.79
        ---------------------------------------------------      ---------------------------------------------------
        198125                   04-22               428.93      198205                04-26                    7.12
        ---------------------------------------------------      ---------------------------------------------------
        198126                   04-23               106.77      198206                04-27                  175.00
        ---------------------------------------------------      ---------------------------------------------------
        198129 *                 04-21             1,322.55      190207                04-28                  713.43
        ---------------------------------------------------      ---------------------------------------------------
        198130                   04-28               129.60      198208                04-28                  141.17
       ---------------------------------------------------      ---------------------------------------------------
        198132 *                 04-22               227.13      198210 *              04-22                   40.91
       ---------------------------------------------------      ---------------------------------------------------
        198134 *                 04-26               436.35      198211                04-29                   95.00
       ---------------------------------------------------      ---------------------------------------------------
        198135                   04-23               431.79      198213 *              04-23                  158.64
       ---------------------------------------------------      ---------------------------------------------------
        198138 *                 04-23               211.67      198216 *              04-28                  109.02
       ---------------------------------------------------      ---------------------------------------------------
        198139                   04-27               319.64      198217                04-23                   27.75
       ---------------------------------------------------      ---------------------------------------------------
        198141 *                 04-29            17,400.00      198218                04-29                  343.07
       ---------------------------------------------------      ---------------------------------------------------
        198142                   04-20               180.78      198219                04-27                   34.39
       ---------------------------------------------------      ---------------------------------------------------
        198143                   04-23               393.02      198220                04-29                  127.82
       ---------------------------------------------------      ---------------------------------------------------
        198144                   04-20             2,486.44      198221                04-27                  353.15
       ---------------------------------------------------      ---------------------------------------------------
        198145                   04-27             2,148.00      198222                04-23               22,331.35
       ---------------------------------------------------      ---------------------------------------------------
        198146                   04-26             2,140.24      198226 *              04-23              521,277.07
       ---------------------------------------------------      ---------------------------------------------------
        198147                   04-22             4,914.50      198227                04-29                  530.43
       ---------------------------------------------------      ---------------------------------------------------
        198149 *                 04-27               598.00      198228                04-29                3,117.00
       ---------------------------------------------------      ---------------------------------------------------
        198150                   04-30             9,309.63      198229                04-22                4,097.65
       ---------------------------------------------------      ---------------------------------------------------
        198155 *                 04-26                71.72      198230                04-29                5,195.00
       ---------------------------------------------------      ---------------------------------------------------
        198156                   04-30               369.79      198231                04-29                7,040.00
       ---------------------------------------------------      ---------------------------------------------------
        198158 *                 04-28                20.00      198232                04-26                8,644.64
       ---------------------------------------------------      ---------------------------------------------------
        198159                   04-21                93.46      198233                04-28               11,101.08
       ---------------------------------------------------      ---------------------------------------------------
        198160                   04-29               750.00      198234                04-23                   48.42
       ---------------------------------------------------      ---------------------------------------------------
        198161                   04-29               200.00      198235                04-27                2,756.40
       ---------------------------------------------------      ---------------------------------------------------
        198162                   04-26             2,220.00      198236                04-27                1,191.66
       ---------------------------------------------------      ---------------------------------------------------
        198163                   04-26               215.00      198237                04-22               29,600.87
       ---------------------------------------------------      ---------------------------------------------------
        198164                   04-26                82.20      198238                04-28                8,847.60
       ---------------------------------------------------      ---------------------------------------------------
        198165                   04-29               434.79      198242 *              04-27                    8.71
       ---------------------------------------------------      ---------------------------------------------------
        198166                   04-23                66.63      198243                04-23                  387.16
       ---------------------------------------------------      ---------------------------------------------------
        198167                   04-22               220.06      198245 *              04-29                   22.24
       ---------------------------------------------------      ---------------------------------------------------
        198168                   04-27               268.32      198246                04-27                1,500.00
       ---------------------------------------------------      ---------------------------------------------------
        198170 *                 04-22             2,133.50      198248 *              04-30                3,466.42
       ---------------------------------------------------      ---------------------------------------------------
        198171                   04-28               442.40      198250 *              04-27                3,582.00
       ---------------------------------------------------      ---------------------------------------------------
        198173 *                 04-29               605.07      198251                04-30                  287.54
       ---------------------------------------------------      ---------------------------------------------------
        198174                   04-30               363.00      198252                04-26                1,164.00
       ---------------------------------------------------      ---------------------------------------------------
        198175                   04-22               788.00      198253                04-28                1,581.70
       ---------------------------------------------------      ---------------------------------------------------


Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                  Page 7 of 17
April 30, 2004                                                                                          0001-028588

        Number                    Date               Amount      Number                 Date                  Amount
       ---------------------------------------------------      ---------------------------------------------------
        198254                   04-28               319.50      198319                04-29                  107.60
       ---------------------------------------------------      ---------------------------------------------------
        198256 *                 04-26               756.00      198320                04-27                   42.53
       ---------------------------------------------------      ---------------------------------------------------
        198257                   04-30             5,165.00      198321                04-27                   73.13
       ---------------------------------------------------      ---------------------------------------------------
        198258                   04-27             7,136.38      198322                04-26                  269.20
       ---------------------------------------------------      ---------------------------------------------------
        198259                   04-27             7,136.38      198323                04-30                   14.00
       ---------------------------------------------------      ---------------------------------------------------
        198260                   04-27             6,214.26      198324                04-29                   85.56
       ---------------------------------------------------      ---------------------------------------------------
        198261                   04-27             6,214.26      198325                04-27                1,420.44
       ---------------------------------------------------      ---------------------------------------------------
        198262                   04-27              8,343.2      198326                04-27                1,707.55
       ---------------------------------------------------      ---------------------------------------------------
        198263                   04-27             7,136.38      198327                04-28                   39.16
       ---------------------------------------------------      ---------------------------------------------------
        198264                   04-28             7,000.00      198328                04-29                2,516.84
       ---------------------------------------------------      ---------------------------------------------------
        198265                   04-28            29,000.00      198329                04-27                  107.56
       ---------------------------------------------------      ---------------------------------------------------
        198266                   04-27                96.00      198330                04-27                  407.53
       ---------------------------------------------------      ---------------------------------------------------
        198267                   04-26             4,395.56      198331                04-27                   53.98
       ---------------------------------------------------      ---------------------------------------------------
        198268                   04-27               348.45      198332                04-30                1,801.65
       ---------------------------------------------------      ---------------------------------------------------
        198270 *                 04-27             2,728.72      198333                04-27                   14.00
       ---------------------------------------------------      ---------------------------------------------------
        198271                   04-29               186.00      198334                04-28                   15.91
       ---------------------------------------------------      ---------------------------------------------------
        198272                   04-27             1,922.40      198335                04-29                  100.13
       ---------------------------------------------------      ---------------------------------------------------
        198273                   04-29               329.10      198336                04-28                1,266.59
       ---------------------------------------------------      ---------------------------------------------------
        198274                   04-27               648.73      198337                04-27                  420.98
       ---------------------------------------------------      ---------------------------------------------------
        198275                   04-28                31.61      198338                04-29                3,230.00
       ---------------------------------------------------      ---------------------------------------------------
        198276                   04-27                38.23      198341 *              04-28                1,323.00
       ---------------------------------------------------      ---------------------------------------------------
        198277                   04-28             2,338.34      198342                04-29                1,217.71
       ---------------------------------------------------      ---------------------------------------------------
        198278                   04-27               551.68      198343                04-30                  744.01
       ---------------------------------------------------      ---------------------------------------------------
        198279                   04-27                47.08      198344                04-27                   21.84
       ---------------------------------------------------      ---------------------------------------------------
        198280                   04-27               572.40      198345                04-27                  294.79
       ---------------------------------------------------      ---------------------------------------------------
        198281                   04-29               898.46      198346                04-27                  233.32
       ---------------------------------------------------      ---------------------------------------------------
        198282                   04-28                13.73      198348 *              04-27                1,559.84
       ---------------------------------------------------      ---------------------------------------------------
        198285 *                 04-30               390.62      198349                04-28                3,382.50
       ---------------------------------------------------      ---------------------------------------------------
        198286                   04-26             1,327.39      198350                04-27                  148.96
       ---------------------------------------------------      ---------------------------------------------------
        198287                   04-27             2,206.18      198351                04-28                   52.40
       ---------------------------------------------------      ---------------------------------------------------
        198288                   04-30               493.00      198352                04-29                4,765.18
       ---------------------------------------------------      ---------------------------------------------------
        198290 *                 04-27                60.55      198353                04-27                  504.13
       ---------------------------------------------------      ---------------------------------------------------
        198291                   04-28             1,784.16      198354                04-29                2,569.68
       ---------------------------------------------------      ---------------------------------------------------
        198292                   04-28             3,787.85      198356                04-27                  840.00
       ---------------------------------------------------      ---------------------------------------------------
        198294 *                 04-28             4,428.60      198356                04-27                  893.74
       ---------------------------------------------------      ---------------------------------------------------
        198295                   04-26                35.41      198358 *              04-26                   51.35
       ---------------------------------------------------      ---------------------------------------------------
        198296                   04-28               400.00      198359                04-27                  103.88
       ---------------------------------------------------      ---------------------------------------------------
        198297                   04-27             1,435,41      198360                04-28                  509.63
       ---------------------------------------------------      ---------------------------------------------------
        198298                   04-29                60.41      198364 *              04-28                  268.00
       ---------------------------------------------------      ---------------------------------------------------
        198302 *                 04-28               125.40      198365                04-28                  276.92
       ---------------------------------------------------      ---------------------------------------------------
        198304 *                 04-28               218.74      198366                04-27                   14.81
       ---------------------------------------------------      ---------------------------------------------------
        198306 *                 04-29               320.57      198368 *              04-28                1,141.00
       ---------------------------------------------------      ---------------------------------------------------
        198308                   04-30                40.00      198369                04-28                  273.44
       ---------------------------------------------------      ---------------------------------------------------
        198309                   04-29               179.68      198370                04-29                  509.18
       ---------------------------------------------------      ---------------------------------------------------
        198310                   04-30                 8.00      198371                04-30                  117.00
       ---------------------------------------------------      ---------------------------------------------------
        198311                   04-29               178.75      198372                04-28                2,209.54
       ---------------------------------------------------      ---------------------------------------------------
        198312                   04-30                44.00      198373                04-28                  570.62
       ---------------------------------------------------      ---------------------------------------------------
        198313                   04-28                 5.45      198374                04-27                  512.50
       ---------------------------------------------------      ---------------------------------------------------
        198314                   04-27             1,960.00      198375                04-30                  199.07
       ---------------------------------------------------      ---------------------------------------------------
        198315                   04-27               612.00      198376                04-27                2,638.38
       ---------------------------------------------------      ---------------------------------------------------
        198317 *                 04-28               146.46      198377                04-27                  592.08
       ---------------------------------------------------      ---------------------------------------------------


Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                  Page 8 of 17
April 30, 2004                                                                                          0001-028588

        Number                    Date               Amount      Number                 Date                  Amount
       ---------------------------------------------------      ---------------------------------------------------
        198378                   04-28             1,661.76      198448                04-26                5,397.33
       ---------------------------------------------------      ---------------------------------------------------
        198379                   04-30             2,092.44      198449                04-27                5,176.23
       ---------------------------------------------------      ---------------------------------------------------
        198380                   04-27               197.92      198450                04-27               25,903.00
       ---------------------------------------------------      ---------------------------------------------------
        198382 *                 04-27               176.88      198451                04-28                6,283.00
       ---------------------------------------------------      ---------------------------------------------------
        198384*                  04-28             4,062.47      198452                04-26               17,566.15
       ---------------------------------------------------      ---------------------------------------------------
        198385                   04-29               137.00      198453                04-29               13,289.15
       ---------------------------------------------------      ---------------------------------------------------
        198387 *                 04-28             2,569.75      1,98454               04-29               62,080.57
       ---------------------------------------------------      ---------------------------------------------------
        198388                   04-27             1,479.16      198456 *              04-30                5,318.00
       ---------------------------------------------------      ---------------------------------------------------
        198389                   04-28.            1,416.00      198457                04-27               14,318.58
       ---------------------------------------------------      ---------------------------------------------------
        198391 *                 04-27             1,466.74      198458                04-27               51,504.40
       ---------------------------------------------------      ---------------------------------------------------
        198392                   04-28             1,516.86      198459                04-27               11,753.57
       ---------------------------------------------------      ---------------------------------------------------
        198394 *                 04-28               365.38      198460                04-28               29,888.00
       ---------------------------------------------------      ---------------------------------------------------
        198395                   04-30                24.00      198463 *              04-27                  138.50
       ---------------------------------------------------      ---------------------------------------------------
        198396                   04-27               595.83      198466 *              04-28                1,680.00
       ---------------------------------------------------      ---------------------------------------------------
        198397                   04-30             3,305.79      198466                04-27                1,421.00
       ---------------------------------------------------      ---------------------------------------------------
        198398                   04-28               550.09      198467                04-27                  960.10
       ---------------------------------------------------      ---------------------------------------------------
        198399                   04-28             1,386.94      198468                04-28                2,674.17
       ---------------------------------------------------      ---------------------------------------------------
        198400                   04-28             2,428.14      198469                04-27                  187.79
       ---------------------------------------------------      ---------------------------------------------------
        198401                   04-27             1,796.86      198470                04-27                1,118.93
       ---------------------------------------------------      ---------------------------------------------------
        198402                   04-28                94.05      198473 *              04-27                  467.18
       ---------------------------------------------------      ---------------------------------------------------
        198403                   04-27               164.06      198474                04-27                1,874.99
       ---------------------------------------------------      ---------------------------------------------------
        198404                   04-27               334.26      198475                04-28                  121.28
       ---------------------------------------------------      ---------------------------------------------------
        198405                   04-29                72.00      198476                04-29                  775.44
       ---------------------------------------------------      ---------------------------------------------------
        198406                   04-27             2,331.68      198477                04-29                   65.00
       ---------------------------------------------------      ---------------------------------------------------
        198407                   04-29               439.49      198478                04-27                  440.31
       ---------------------------------------------------      ---------------------------------------------------
        198409 *                 04-30               304.00      198480 *              04-29                  147.53
       ---------------------------------------------------      ---------------------------------------------------
        198410                   04-28             1,396.84      198481                04-30                1,485.37
       ---------------------------------------------------      ---------------------------------------------------
        198411                   04-29             1,576.05      198482                04-27                2,400.00
       ---------------------------------------------------      ---------------------------------------------------
        198412                   04-29               572.24      198483                04-28                   10.76
       ---------------------------------------------------      ---------------------------------------------------
        198413                   04-28             2,025.00      198485 *              04-27                  326.19
       ---------------------------------------------------      ---------------------------------------------------
        198414                   04-28               864.00      198486                04-26                  162.60
       ---------------------------------------------------      ---------------------------------------------------
        198415                   04-27               219.46      198487                04-29                  194.54
       ---------------------------------------------------      ---------------------------------------------------
        198416                   04-27             1,796.64      198488                04-28                  327.59
       ---------------------------------------------------      ---------------------------------------------------
        198417                   04-27               360.82      198489                04-27                  407.53
       ---------------------------------------------------      ---------------------------------------------------
        198418                   04-28               120.00      198490                04-28                4,320.40
       ---------------------------------------------------      ---------------------------------------------------
        198419                   04-27             1,662.34      198491                04-27                   12.81
       ---------------------------------------------------      ---------------------------------------------------
        198420                   04-29               250.00      198492                04-27                   10.25
       ---------------------------------------------------      ---------------------------------------------------
        198421                   04-26               121.77      198494 *              04-28                   20.21
       ---------------------------------------------------      ---------------------------------------------------
        198424 *                 04-28             8,287.20      198495                04-29                  103.32
       ---------------------------------------------------      ---------------------------------------------------
        198425                   04-27            16,925.12      198496                04-29                  145.73
       ---------------------------------------------------      ---------------------------------------------------
        198426                   04-27            33,308.60      198498 *              04-29                  199.80
       ---------------------------------------------------      ---------------------------------------------------
        198427                   04-27             5,811.76      198499                04-29                  127.00
       ---------------------------------------------------      ---------------------------------------------------
        198428                   04-28            57,749.28      198500                04-27                   44.89
       ---------------------------------------------------      ---------------------------------------------------
        198429                   04-28            17,594.17      198501                04-27                  736.60
       ---------------------------------------------------      ---------------------------------------------------
        198431 *                 04-27            10,881.10      198502                04-29                  456.00
       ---------------------------------------------------      ---------------------------------------------------
        198432                   04-28            40,582.14      198503                04-28                1,247.22
       ---------------------------------------------------      ---------------------------------------------------
        198433                   04-27            10,101.50      198504                04-27                  233.34
       ---------------------------------------------------      ---------------------------------------------------
        198434                   04-30            10,000.00      198505                04-29                   63.44
       ---------------------------------------------------      ---------------------------------------------------
        198435                   04-28             5,654.62      198507 *              04-29                  123.64
       ---------------------------------------------------      ---------------------------------------------------
        198436                   04-28            39,254.03      198508                04-30                   16.46
       ---------------------------------------------------      ---------------------------------------------------
        198447 *                 04-27             5,595.00      198509                04-30                 3,000.0
       ---------------------------------------------------      ---------------------------------------------------


Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                  Page 9 of 17
April 30, 2004                                                                                          0001-028588

        Number                    Date               Amount      Number                 Date                  Amount
       ---------------------------------------------------      ---------------------------------------------------
        198511 *                 04-27             2,361.91      198670 *              04-28                   78.71
       ---------------------------------------------------      ---------------------------------------------------
        198512                   04-28               585.00      198576 *              04-30                  213.78
       ---------------------------------------------------      ---------------------------------------------------
        198513                   04-30             4,243.72      198577                04-30                3,069.13
       ---------------------------------------------------      ---------------------------------------------------
        198514                   04-27               397.50      198578                04-30                  216.96
       ---------------------------------------------------      ---------------------------------------------------
        198515                   04-28                15-00      198579                04-30                9,117.44
       ---------------------------------------------------      ---------------------------------------------------
        198517 *                 04-26               300.56      198582 *              04-29                1,500.00
       ---------------------------------------------------      ---------------------------------------------------
        198518                   04-30                98.00      198583                04-29                  750.00
       ---------------------------------------------------      ---------------------------------------------------
        198519                   04-27               551.83      198584                04-29                  374.25
       ---------------------------------------------------      ---------------------------------------------------
        198521 *                 04-28             5,728.32      198585                04-29                  705.00
       ---------------------------------------------------      ---------------------------------------------------
        198522                   04-28            29,554.08      198586                04-28                  169.80
       ---------------------------------------------------      ---------------------------------------------------
        198523                   04-28            13,431.55      198589 *              04-29                  720.00
       ---------------------------------------------------      ---------------------------------------------------
        198524                   04-29             5,797.56      198590                04-29                1,730.00
       ---------------------------------------------------      ---------------------------------------------------
        198525                   04-27               250.92      198694 *              04-27                  527.80
       ---------------------------------------------------      ---------------------------------------------------
        198526                   04-27               167.64      198595                04-30               32,489.84
       ---------------------------------------------------      ---------------------------------------------------
        198527                   04-23               100.00      198600 *              04-29                  195.00
       ---------------------------------------------------      ---------------------------------------------------
        198528                   04-23                84.00      198603 *              04-30                  301.66
       ---------------------------------------------------      ---------------------------------------------------
        198531 *                 04-26               516.00      198610 *              04-30                  170.72
       ---------------------------------------------------      ---------------------------------------------------
        198532                   04-28                24.84      198612 *              04-30                1,770.84
       ---------------------------------------------------      ---------------------------------------------------
        198533                   04-29                 4.42      198613                04-29                  204.48
       ---------------------------------------------------      ---------------------------------------------------
        198534                   04-28               302.00      198614                04-30               16,109.06
       ---------------------------------------------------      ---------------------------------------------------
        198636 *                 04-23                84.59      198615                04-29                6,136.00
       ---------------------------------------------------      ---------------------------------------------------
        198537                   04-23               100.00      198617 *              04-29                  400.00
       ---------------------------------------------------      ---------------------------------------------------
        198538                   04-23                84.00      198622 *              04-30                1,573.92
       ---------------------------------------------------      ---------------------------------------------------
        198541 *                 04-27               281.00      198624 *              04-30                1,368.00
       ---------------------------------------------------      ---------------------------------------------------
        198543 *                 04-26               430.00      198626 *              04-30                   36.66
       ---------------------------------------------------      ---------------------------------------------------
        198546 *                 04-27             1,600.00      198636 *              04-30                  830.77
       ---------------------------------------------------      ---------------------------------------------------
        198547                   04-27             1,111.00      198866 *              04-30               65,103.75
       ---------------------------------------------------      ---------------------------------------------------
        198548                   04-29             3,300.00      198895 *              04-30              436,262.76
       ---------------------------------------------------      ---------------------------------------------------
        198550 *                 04-27               305.60      198939 *              04-30                  176.00
       ---------------------------------------------------      ---------------------------------------------------
        198551                   04-30             2,499.00      198940                04-30                  116.00
       ---------------------------------------------------      ---------------------------------------------------
        198552                   04-27             9,262.00      198941                04-30                  198.00
       ---------------------------------------------------      ---------------------------------------------------
        198553                   04-29            11,446.59      198942                04-30                  200.00
       ---------------------------------------------------      ---------------------------------------------------
        198554                   04-27            16,500.00      198948 *              04-30                  176.00
       ---------------------------------------------------      ---------------------------------------------------
        198555                   04-26            29,231.31      198949                04-30                   116.0
       ---------------------------------------------------      ---------------------------------------------------
        198561 *                 04-28           268,488.59      198950                04-30                  198.00
       ---------------------------------------------------      ---------------------------------------------------
        198563 *                 04-28             5,218.80      198951                04-30                 200.00.
       ---------------------------------------------------      ---------------------------------------------------
        198564                   04-30             5,550.00      * Skip in check sequence
       ---------------------------------------------------      ---------------------------------------------------
        198565                   04-30               900.00
       ---------------------------------------------------      ---------------------------------------------------

DEBITS

 Date           Description                                                                      Subtractions
 ------------------------------------------------------------------------------------------------------------
 04-16          Outgoing Wire Trnsfr                                                             3,052,500.00
                  BOH FUNDS TRANSFER 041604 040416000682701
                            DO 037247
 ------------------------------------------------------------------------------------------------------------
 04-16          Outgoing Wire Trnsfr                                                             1,912,453.88
                  BOH FUNDS TRANSFER 041604 040416000877701
                            DO 037246
 ------------------------------------------------------------------------------------------------------------
 04-16          Outgoing Wire Trnsfr                                                               375,000.00
                  BOH FUNDS TRANSFER 041604 04041 6000671701
                            DO 037244


Bank of Hawaii

HAWAIIAN AIRLINES INC                                           Page 10 of 17
April 30, 2004                                                    0001-028588

 Date           Description                                                                      Subtractions
 ------------------------------------------------------------------------------------------------------------
 04-16          Outgoing Wire Trnsfr                                                               250,000.00
                  BOH FUNDS TRANSFER 041604 040416000687701
                            DO 037248
 ------------------------------------------------------------------------------------------------------------
 04-16          Outgoing Wire Trnsfr                                                                48,914.76
                  BOM FUNDS TRANSFER 041604 040416000689701
                            DO 037249
 ------------------------------------------------------------------------------------------------------------
 04-16          Outgoing Wire Trnsfr                                                                18,865.32
                  BOH FUNDS TRANSFER 041604 040416000673701
                            DO 037245
 ------------------------------------------------------------------------------------------------------------
 04-16          Outgoing Wire Trnsfr                                                                 3,998.00
                  BOH FUNDS TRANSFER 041604 040416000890701
                            DO 037250
 ------------------------------------------------------------------------------------------------------------
 04-16          ACH Debit                                                                          205,000.00
                  OR CORP TAXES TAXPAYMENT 003698975
 ------------------------------------------------------------------------------------------------------------
 04-16          ACH Debit                                                                          122,905.78
                  BP WEST COAST PR EFT DEBIT 106440129015099
 ------------------------------------------------------------------------------------------------------------
 04-16          ACH Debit                                                                           51,250.00
                  OR CORP TAXES TAXPAYMENT 003698975
 ------------------------------------------------------------------------------------------------------------
 04-16          Automatic Transfer                                                                  14,742.35
                  TRANSFER TO CONCENTRATION ACCOUNT
                           0001014129
 ------------------------------------------------------------------------------------------------------------
 04-16          Automatic Transfer                                                                     619.80
                  TRANSFER TO CONCENTRATION ACCOUNT
                           0001014137
 ------------------------------------------------------------------------------------------------------------
 04-16          Automatic Transfer                                                                     776.28
                  TRANSFER TO CONCENTRATION ACCOUNT
                           0001028677
 ------------------------------------------------------------------------------------------------------------
 04-16          Automatic Transfer                                                                     732.54
                  TRANSFER TO CONCENTRATION ACCOUNT
                           0080483693
 ------------------------------------------------------------------------------------------------------------
 04-19          ACH Debit                                                                        2,554,578.58
                  HAWAIIAN AIR PAYROLL 040419 -SETT-B HAWNAIR
 ------------------------------------------------------------------------------------------------------------
 04-19          ACH Debit                                                                          345,724.61
                  BP WEST COAST PR EFT DEBIT 107440528015499
 ------------------------------------------------------------------------------------------------------------
 04-19          Automatic Transfer                                                                  67,895.87
                  TRANSFER TO CONCENTRATION ACCOUNT
                           0001014129
 ------------------------------------------------------------------------------------------------------------
 04-19          Automatic Transfer                                                                   2,391.25
                  TRANSFER TO CONCENTRATION ACCOUNT
                           0001014137
 ------------------------------------------------------------------------------------------------------------
 04-19          Automatic Transfer                                                                 939,534.89
                  TRANSFER TO CAT GOV SEC FUND-S
                  00000000800063050
 ------------------------------------------------------------------------------------------------------------
 04-19          Automatic Transfer                                                                   8,212.03
                  TRANSFER TO CONCENTRATION ACCOUNT
                           0001028677
 ------------------------------------------------------------------------------------------------------------
 04-19          Automatic Transfer                                                                   3,794.96
                  TRANSFER TO CONCENTRATION ACCOUNT
                           0080463693


Bank of Hawaii

HAWAIIAN AIRLINES INC                                           Page 11 of 17
April 30, 2004                                                    0001-028588

 Date           Description                                                                      Subtractions
 ------------------------------------------------------------------------------------------------------------
 04-20          Outgoing Wire Trnsfr                                                               771,030.00
                  BOH FUNDS TRANSFER 042004 040420001042701
                            IN 011143
 ------------------------------------------------------------------------------------------------------------
 04-20          Outgoing Wire Trnsfr                                                               332,128.33
                  SOH FUNDS TRANSFER 042004 040420000894701
                            DO 037386
 ------------------------------------------------------------------------------------------------------------
 04-20          Outgoing Wire Trnsfr                                                                82,166.00
                  BOH FUNDS TRANSFER 042004 040420001168701
                            DO 037411
 ------------------------------------------------------------------------------------------------------------
 04-20          Outgoing Wire Trnsfr                                                                 6,143.60
                  BOH FUNDS TRANSFER 042004 040420000910701
                            IN 011141
 ------------------------------------------------------------------------------------------------------------
 04-20          ACH Debit                                                                        1,383,715.58
                  HAWAIIAN AIRLINE FED TAX 040420 -SETT-80H MAXUS
 ------------------------------------------------------------------------------------------------------------
 04-20          Automatic Transfer                                                                  73,638.40
                  TRANSFER TO CONCENTRATION ACCOUNT
                           0001014129
 ------------------------------------------------------------------------------------------------------------
 04-20          Automatic Transfer                                                                  10,416.48
                  TRANSFER TO CONCENTRATION ACCOUNT
                           0001014137
 ------------------------------------------------------------------------------------------------------------
 04-20          Automatic Transfer                                                                   3,202.31
                  TRANSFER TO CONCENTRATION ACCOUNT
                           0001028677
 ------------------------------------------------------------------------------------------------------------
 04-20          Automatic Transfer                                                                   1,468.66
                  TRANSFER TO CONCENTRATION ACCOUNT
                           0080463693
 ------------------------------------------------------------------------------------------------------------
 04-21          Outgoing Wire Trnsfr                                                             1,447,000.00
                  BOH FUNDS TRANSFER 042104 040421000966701
                            00037474
 ------------------------------------------------------------------------------------------------------------
 04-21          Outgoing Wire Trnsfr                                                               240,750.66
                  B0H FUNDS TRANSFER 042104 040421000961701
                            DO 037475
 ------------------------------------------------------------------------------------------------------------
 04-21          Outgoing Wire Trnsfr                                                                57,000.00
                  BOH FUNDS TRANSFER 042104 040421000953701
                            DO 037473
 ------------------------------------------------------------------------------------------------------------
 04-21          Outgoing Wire Trnsfr                                                                25,014.00
                  BOH FUNDS TRANSFER 042104 040421000962701
                            DO 037476
 ------------------------------------------------------------------------------------------------------------
 04-21          Outgoing Wire Trnsfr                                                                 8,954.34
                  BOH FUNDS TRANSFER 042104 040421001621701
                            108-24897
 ------------------------------------------------------------------------------------------------------------
 04-21          ACH Debit                                                                           11,133.85
                  EMPLOYMENT DEVEL EDD EFTPMT 042004 TXP*08817066901 100
                  *040420*T*262487*TO8508984T*lII3385\
 ------------------------------------------------------------------------------------------------------------
 04-21          Automatic Transfer                                                                 133,322.13
                  TRANSFER TO CONCENTRATION ACCOUNT
                           0001014129
 ------------------------------------------------------------------------------------------------------------
 04-21          Automatic Transfer                                                                   1,592.21
                  TRANSFER TO CONCENTRATION ACCOUNT
                           0001014137



Bank of Hawaii

HAWAIIAN AIRLINES INC                                            Page 12 of 17
April 30, 2004                                                     0001-028588

 Date           Description                                                                      Subtractions
 ------------------------------------------------------------------------------------------------------------
 04-21          Automatic Transfer                                                                  23,606.37
                  TRANSFER TO CONCENTRATION ACCOUNT
                           0001028677
 ------------------------------------------------------------------------------------------------------------
 04-21          Automatic Transfer                                                                     266.50
                  TRANSFERTO CONCENTRATION ACCOUNT
                           0080463693
 ------------------------------------------------------------------------------------------------------------
 04-22          Outgoing Wire Trnsfr                                                                10,891.08
                  BOH FUNDS TRANSFER 042204 040422001114701
                            DO 037617
 ------------------------------------------------------------------------------------------------------------
 04-22          Outgoing Wire Trnsfr                                                                 4,728.00
                  SOH FUNDS TRANSFER 042204 040422001115701
                            00037518
 ------------------------------------------------------------------------------------------------------------
 04-22          ACH Debit                                                                           34,291.68
                  8P WEST COAST PR EFT DEBIT 112440628015799
 ------------------------------------------------------------------------------------------------------------
 04-22          Automatic Transfer                                                                 103,887.40
                  TRANSFER TO CONCENTRATION ACCOUNT
                           0001014129
 ------------------------------------------------------------------------------------------------------------
 04-22          Automatic Transfer                                                                     658.61
                  TRANSFER TO CONCENTRATION ACCOUNT
                           0001014137
 ------------------------------------------------------------------------------------------------------------
 04-22          Automatic Transfer                                                                 944,207.49
                  TRANSFER TO CAT GOV SEC FUND-S
                  00000000800963050
 ------------------------------------------------------------------------------------------------------------
 04-22          Automatic Transfer                                                                   6,747.76
                  TRANSFER TO CONCENTRATION ACCOUNT
                           0001028677
 ------------------------------------------------------------------------------------------------------------
 04-22          Automatic Transfer                                                                   1,006.11
                  TRANSFER TO CONCENTRATION ACCOUNT
                           0060463893
 ------------------------------------------------------------------------------------------------------------
 04-23          Outgoing Wire Trnsfr                                                               375,000.00
                  BOM FUNDS TRANSFER 042304 040423oOO249701
                            DO 037538
 ------------------------------------------------------------------------------------------------------------
 04-23          Outgoing Wire Trnsfr                                                               313,795.58
                  BOH FUNDS TRANSFER 042304 040423000252701
                            00037541
 ------------------------------------------------------------------------------------------------------------
 04-23          Outgoing Wire Trnsfr                                                              250,000.670
                  BOH FUNDS TRANSFER 042304 040423000261701
                             00 037W
 ------------------------------------------------------------------------------------------------------------
 04-23          Outgoing Wire Trnsfr                                                                25,936.97
                  BOM FUNDS TRANSFER 042304 040423000250701
                            DI037539
 ------------------------------------------------------------------------------------------------------------
 04-23          Outgoing Wire Trnsfr                                                                 7,260.00
                  BCH FUNDS TRANSFER 042304 040423000260701
                            DO G37542
 ------------------------------------------------------------------------------------------------------------
 04-23          ACH Debit                                                                           65,264.04
                  SP WEST COAST PR EFT DEBIT 113440833013099
 ------------------------------------------------------------------------------------------------------------
 04-23          Automatic Transfer                                                                  65,450.34
                  TRANSFER TO CONCENTRATION ACCOUNT
                           0001014129


Bank of Hawaii

HAWAIIAN AIRLINES INC                                          Page 13 of 17
April 30, 2004                                                   0001-028688

 Date           Description                                                                      Subtractions
 ------------------------------------------------------------------------------------------------------------
 04-23          Automatic Transfer                                                                   1,273.36
                  TRANSFER TO CONCENTRATION ACCOUNT
                           0001014137
 ------------------------------------------------------------------------------------------------------------
 04-23          Automatic Transfer                                                                  15,577.05
                  TRANSFER TO CONCENTRATION ACCOUNT
                           0001028677
 ------------------------------------------------------------------------------------------------------------
 04-23          Automatic Transfer                                                                   2,868.26
                  TRANSFER TO CONCENTRATION ACCOUNT
                           0080463693
 ------------------------------------------------------------------------------------------------------------
 04-26          Outgoing Wire Trnsfr                                                                69,794.36
                  SOH FUNDS TRANSFER 042604 04D426001063701
                            00 037806
 ------------------------------------------------------------------------------------------------------------
 04-26          Outgoing Wire Trnsfr                                                                   856.00
                  SOH FUNDS TRANSFER 042604 040426001547701
                            DO 037634
 ------------------------------------------------------------------------------------------------------------
 04-26          ACH Debit                                                                        2,813,087.45
                  HAWAIIAN AIRLINE FED PMT 040420 -SETT-BOH MAXUS
 ------------------------------------------------------------------------------------------------------------
 04-26          ACH Debit                                                                          388,922.61
                  SP WEST COAST PR EFT DEBIT 114441028016999
 ------------------------------------------------------------------------------------------------------------
 04-26          Automatic Transfer                                                                  73,895.46
                  TRANSFER TO CONCENTRATION ACCOUNT
                           0001014129
 ------------------------------------------------------------------------------------------------------------
 04-26          Automatic Transfer                                                                   4,726.86
                  TRANSFER TO CONCENTRATION ACCOUNT
                           0001014137
 ------------------------------------------------------------------------------------------------------------
 04-26          Automatic Transfer                                                                  76,966.88
                  TRANSFER TO CAT GOV SEC FUND-S
                  00000000800963050
 ------------------------------------------------------------------------------------------------------------
 04-26          Automatic Transfer                                                                  14,356.02
                  TRANSFER TO CONCENTRATION ACCOUNT
                           0001028677
 ------------------------------------------------------------------------------------------------------------
 04-26          Automatic Transfer                                                                   2,132.69
                  TRANSFER TO CONCENTRATION ACCOUNT
                           0080463693
 ------------------------------------------------------------------------------------------------------------
 04-27          Account Analysis Fee                                                                11,412.05
                  ANALYSIS ACTIVITY FOR3/4
 ------------------------------------------------------------------------------------------------------------
 04-27          Outgoing Wire Trnsfr                                                               148,128.10
                  BOS FUNDS TRANSFER 042704 040427000931701
                            DO 037681
 ------------------------------------------------------------------------------------------------------------
 04-27          ACH Debit                                                                           88,550.04
                  EMPLOYMENT DEVEL EDD EFTPMT 042604 TXP*08817066*01 300
                  0040331*T*8714448*T*140566*T*8856004\
 ------------------------------------------------------------------------------------------------------------
 04-27          Automatic Transfer                                                                  48,471.22
                  TRANSFER TO CONCENTRATION ACCOUNT
                           0001014129
 ------------------------------------------------------------------------------------------------------------
 04-27          Automatic Transfer                                                                   6,523.15
                  TRANSFER TO CONCENTRATION ACCOUNT
                           0001014137
 ------------------------------------------------------------------------------------------------------------
 04-27          Automatic Transfer                                                               2,238,144.71
                  TRANSFER TO CAT GOV SEC FUND-S
                  00000000800963050


Bank of Hawaii

HAWAIIAN AIRLINES INC                                         Page 14 of 17
April 30, 2004                                                  0001-028588

 Date           Description                                                                      Subtractions
 ------------------------------------------------------------------------------------------------------------
 04-27          Automatic Transfer                                                                   9,723.17
                  TRANSFER TO CONCENTRATION ACCOUNT
                           0001028677
 ------------------------------------------------------------------------------------------------------------
 04-27          Automatic Transfer                                                                   3,465.00
                  TRANSFER TO CONCENTRATION ACCOUNT
                           0080463693
 ------------------------------------------------------------------------------------------------------------
 04-28          Outgoing Wire Trnsfr                                                               363,000.00
                  BOH FUNDS TRANSFER 042804 040428001099707
                            DO 037700
 ------------------------------------------------------------------------------------------------------------
 04-28          ACH Debit                                                                            9,240.00
                  HAWAIIAN AIRLINE FED PMT 040428 -SETT-BOH MAXUS
 ------------------------------------------------------------------------------------------------------------
 04-28          Automatic Transfer                                                                  28,623.38
                  TRANSFER TO CONCENTRATION ACCOUNT
                           0001014129
 ------------------------------------------------------------------------------------------------------------
 04-28          Automatic Transfer                                                                   2,418.74
                  TRANSFER TO CONCENTRATION ACCOUNT
                           0001014137
 ------------------------------------------------------------------------------------------------------------
 04-28          Automatic Transfer                                                               2,693,326.64
                  TRANSFER TO CAT GOV SEC FUND-S
                  00000000800963060
 ------------------------------------------------------------------------------------------------------------
 04-28          Automatic Transfer                                                                   1,987.93
                  TRANSFER TO CONCENTRATION ACCOUNT
                           0001028677
 ------------------------------------------------------------------------------------------------------------
 04-28          Automatic Transfer                                                                   2,829.36
                  TRANSFER TO CONCENTRATIION ACCOUNT
                           0080463693
 ------------------------------------------------------------------------------------------------------------
 04-29          Outgoing Wire Trnsfr                                                                22,263.54
                  BOH FUNDS TRANSFER 042904 040429000369701
                            DO 037753
 ------------------------------------------------------------------------------------------------------------
 04-29          Outgoing Wire Trnsfr                                                                 2,186.88
                  BOH FUNDS TRANSFER G42904 040429001297701
                            10836843
 ------------------------------------------------------------------------------------------------------------
 04-29          ACH Debit                                                                          345,750.05
                  HAWAIIAN AIRLINE CUSTOMSPAY 040429 -SETT-SOM MAXUS
 ------------------------------------------------------------------------------------------------------------
 04-29          ACH Debit                                                                               52.14
                  Intl Banking Dep TRADE-SVCS 042904 ISS S082050-PCH002
                  LETTER OF CREDIT
 ------------------------------------------------------------------------------------------------------------
 04-29          Automatic Transfer                                                                  13,950.54
                  TRANSFER TO CONCENTRATION ACCOUNT
                           0001014129
 ------------------------------------------------------------------------------------------------------------
 04-29          Automatic Transfer                                                                     847.69
                  TRANSFER TO CONCENTRATION ACCOUNT
                           0001014137
 ------------------------------------------------------------------------------------------------------------
 04-29          Automatic Transfer                                                               3,538,692.17
                  TRANSFER TO CAT GOV SEC FUND-S
                  00000000800963050
 ------------------------------------------------------------------------------------------------------------
 04-29          Automatic Transfer                                                                   5,600.00
                  TRANSFER TO CONCENTRATION ACCOUNT
                           0001028677


Bank of Hawaii
HAWAIIAN AIRLINES INC                                          Page 15 of 17
April 30, 2004                                                   0001-028588

 Date           Description                                                                      Subtractions
 ------------------------------------------------------------------------------------------------------------
 04-29          Automatic Transfer                                                                     596.19
                  TRANSFER TO CONCENTRATION ACCOUNT
                           0090463693
 ------------------------------------------------------------------------------------------------------------
 04-30          Outgoing Wire Trnsfr                                                               489,000.00
                  BOH FUNDS TRANSFER 043004 040430000572701
                            DO 037821
 ------------------------------------------------------------------------------------------------------------
 04-30          Outgoing Wire Trnsfr                                                               457,210.26
                  BOH FUNDS TRANSFER 043004 040430000570701
                            00037820
 ------------------------------------------------------------------------------------------------------------
 04-30          Outgoing Wire Trnsfr                                                               342,300.44
                  BOH FUNDS TRANSFER 043004 040430001404701
                            DO 037828
 ------------------------------------------------------------------------------------------------------------
 04-30          Outgoing Wire Trnsfr                                                               259,749.01
                  BOH FUNDS TRANSFER 043004 040430000665701
                            DO 037819
 ------------------------------------------------------------------------------------------------------------
 04-30          Outgoing Wire Trnsfr                                                               250,000.00
                  BOH FUNDS TRANSFER 043004 040430000644701
                            DO 037814
 ------------------------------------------------------------------------------------------------------------
 04-30          Outgoing Wire Trnsfr                                                               239,206.65
                  BOH FUNDS TRANSFER 043004 040430000560701
                            DO 037817
 ------------------------------------------------------------------------------------------------------------
 04-30          Outgoing Wire Trnsfr                                                               173,559.98
                  BOH FUNDS TRANSFER G43004 040430000560701
                            00037815
 ------------------------------------------------------------------------------------------------------------
 04-30          Outgoing Wire Trnsfr                                                               131,794.14
                  BOH FUNDS TRANSFER 043004 D40430000563701
                            DO 037818
 ------------------------------------------------------------------------------------------------------------
 04-30          Outgoing Wire Trnsfr                                                                25,016.00
                  BOH FUNDS TRANSFER 043004 040430000551701
                            DO 037816
 ------------------------------------------------------------------------------------------------------------
 04-30          Outgoing Wire Trnsfr                                                                13,078.13
                  BOH FUNDS TRANSFER 043004 040430002380701
                            108-25032
 ------------------------------------------------------------------------------------------------------------
 04-30          Outgoing Wire Trnsfr                                                                 2,882.25
                  BOH FUNDS TRANSFER 043004 040430000639701
                            DO 037813
 ------------------------------------------------------------------------------------------------------------
 04-30          ACH Debit                                                                          332,326.60
                  BP WEST COAST PR EFT DEBIT 120441430012899
 ------------------------------------------------------------------------------------------------------------
 04-30          Automatic Transfer                                                                  16,376.48
                  TRANSFER TO CONCENTRATION ACCOUNT
                           0001014129
 ------------------------------------------------------------------------------------------------------------
 04-30          Automatic Transfer                                                                   1,727.77
                  TRANSFER TO CONCENTRATION ACCOUNT
                           0001014137
 ------------------------------------------------------------------------------------------------------------
 04-30          Automatic Transfer                                                                   9,007.58
                  TRANSFER TO CONCENTRATION ACCOUNT
                           0001028877
 ------------------------------------------------------------------------------------------------------------
 04-30          Automatic Transfer                                                                     115.00
                  TRANSFER TO CONCENTRATION ACCOUNT
                           0080463693


Bank of Hawaii
HAWAIIAN AIRLINES INC                                          Page 16 of 17
April 30, 2004                                                   0001-028588

CREDITS

 Date           Description                                                                         Additions
 ------------------------------------------------------------------------------------------------------------
 04-16          Automatic Transfer                                                               4,397,489.13
                  TRANSFER FROM CAT GOV SEC FUND-S
                  00000000800963050
 ------------------------------------------------------------------------------------------------------------
 04-16          Automatic Transfer                                                               2,024,062.23
                  TRANSFER FROM CONCENTRATION ACCOUNT
                           0001042424
 ------------------------------------------------------------------------------------------------------------
 04-19          Automatic Transfer                                                               5,850,106.16
                  TRANSFER FROM CONCENTRATION ACCOUNT
                           0001042424
 ------------------------------------------------------------------------------------------------------------
 04-20          Automatic Transfer                                                                 782,499.60
                  TRANSFER FROM CAT GOV SEC FUND-S
                  00000000800963050
 ------------------------------------------------------------------------------------------------------------
 04-20          Automatic Transfer                                                               2,068,145.45
                  TRANSFER FROM CONCENTRATION ACCOUNT
                           0001042424
 ------------------------------------------------------------------------------------------------------------
 04-21          Automatic Transfer                                                                 200,240.04
                  TRANSFER FROM CAT GOV SEC FUND-S
                  00000000800963050
 ------------------------------------------------------------------------------------------------------------
 04-21          Automatic Transfer                                                               4,455,152.90
                  TRANSFER FROM CONCENTRATION ACCOUNT
                           0001042424
 ------------------------------------------------------------------------------------------------------------
 04-22          Automatic Transfer                                                               1,238,575.89
                  TRANSFER FROM CONCENTRATION ACCOUNT
                           0001042424
 ------------------------------------------------------------------------------------------------------------
 04-23          Automatic Transfer                                                                 170,837.64
                  TRANSFER FROM CAT GOV SEC FUND-S
                  00000000800963050
 ------------------------------------------------------------------------------------------------------------
 04-23          Automatic Transfer                                                               1,735,741.32
                  TRANSFER FROM CONCENTRATION ACCOUNT
                           0001042424
 ------------------------------------------------------------------------------------------------------------
 04-26          Automatic Transfer                                                               5,440,247.57
                  TRANSFER FROM CONCENTRATION ACCOUNT
                           0001042424
 ------------------------------------------------------------------------------------------------------------
 04-27          Automatic Transfer                                                               1,475,575.15
                  TRANSFER FROM CONCENTRATION ACCOUNT
                           0001042424
 ------------------------------------------------------------------------------------------------------------
 04-28          Automatic Transfer                                                               3,587,449.14
                  TRANSFER FROM CONCENTRATION ACCOUNT
                           0001042424
 ------------------------------------------------------------------------------------------------------------
 04-29          Automatic Transfer                                                               4,160,103.66
                  TRANSFER FROM CONCENTRATION ACCOUNT
                           0001042424
 ------------------------------------------------------------------------------------------------------------
 04-30          Automatic Transfer                                                                 244,639.96
                  TRANSFER FROM CAT GOV SEC FUND-S
                  00000000800963050
 ------------------------------------------------------------------------------------------------------------
 04-30          Automatic Transfer                                                               3,118,311.98
                  TRANSFER FROM CONCENTRATION ACCOUNT
                           0001042424


Bank of Hawaii

HAWAIIAN AIRLINES INC                                          Page 17 of 17
April 30, 2004                                                   0001-028588

 Date           Description                                                                         Additions
 04-30          ACH Credit                                                                          58,787.35
                  RETURN SETTLE RETURN 040430-SETT-BOH RETR

DAILY BALANCES

        Date                       Amount        Date              Amount        Date                         Amount
        ---------------------------------       -------------------------       ------------------------------------
        04-15                2,492,043.00       04-21        2,735,416.00       04-27                   2,762,835.00
        ---------------------------------       -------------------------       ------------------------------------
        04-16                2,530,259.00       04-22        2,618,912.00       04-28                   2,530,326.00
        ---------------------------------       -------------------------       ------------------------------------
        04-19                4,129,300.00       04-23        2,618,511.00       04-29                   2,620,243.00
        ---------------------------------       -------------------------       ------------------------------------
        04-20                4,024,933.00       04-26        4,252,187.00       04-30                   2,560,873.00
        ---------------------------------       -------------------------       ------------------------------------